As filed with the Securities and Exchange Commission on April 30, 1998

                                                                      File Nos.
                                                                      02-94222
                                                                      811-4149

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No.

          Post-Effective Amendment No.  25                           (X)

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

          Amendment No.  26                                          (X)

                             FRANKLIN TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (650) 312-2000

         HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]   immediately upon filing pursuant to paragraph (b)
[ ]   on (date) pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[X]   on July 1, 1998 pursuant to paragraph (a)(1) of Rule 485
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on (date) pursuant to paragraph (a)(2) of rule 485



If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
Shares of Beneficial Interest:

Franklin Arizona Insured Tax-Free Income Fund
Franklin Florida Insured Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund - Class I
Franklin Insured Tax-Free Income Fund - Class II
Franklin Massachusetts Insured Tax-Free Income Fund - Class I Franklin Massachusetts Insured Tax-Free Income Fund - Class II Franklin Michigan Insured Tax-Free Income Fund - Class I Franklin Michigan Insured Tax-Free Income Fund - Class II Franklin Minnesota Insured Tax-Free Income Fund - Class I Franklin Minnesota Insured Tax-Free Income Fund - Class II Franklin Ohio Insured Tax-Free Income Fund - Class I
Franklin Ohio Insured Tax-Free Income Fund - Class II

Franklin Alabama Tax-Free Income Fund - Class I
Franklin Alabama Tax-Free Income Fund - Class II
Franklin Florida Tax-Free Income Fund - Class I
Franklin Florida Tax-Free Income Fund - Class II
Franklin Georgia Tax-Free Income Fund - Class I
Franklin Georgia Tax-Free Income Fund - Class II
Franklin Kentucky Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund - Class I
Franklin Louisiana Tax-Free Income Fund - Class II
Franklin Maryland Tax-Free Income Fund - Class I
Franklin Maryland Tax-Free Income Fund - Class II
Franklin Missouri Tax-Free Income Fund - Class I
Franklin Missouri Tax-Free Income Fund - Class II
Franklin North Carolina Tax-Free Income Fund - Class I
Franklin North Carolina Tax-Free Income Fund - Class II
Franklin Texas Tax-Free Income Fund - Class I
Franklin Texas Tax-Free Income Fund - Class II
Franklin Virginia Tax-Free Income Fund - Class I
Franklin Virginia Tax-Free Income Fund - Class II

Franklin Arizona Tax-Free Income Fund - Class I
Franklin Arizona Tax-Free Income Fund - Class II
Franklin Colorado Tax-Free Income Fund - Class I
Franklin Colorado Tax-Free Income Fund - Class II
Franklin Connecticut Tax-Free Income Fund - Class I
Franklin Connecticut Tax-Free Income Fund - Class II
Franklin High Yield Tax-Free Income Fund - Class I
Franklin High Yield Tax-Free Income Fund - Class II
Franklin Indiana Tax-Free Income Fund
Franklin Michigan Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund - Class I
Franklin New Jersey Tax-Free Income Fund - Class II
Franklin Oregon Tax-Free Income Fund - Class I
Franklin Oregon Tax-Free Income Fund - Class II
Franklin Pennsylvania Tax-Free Income Fund - Class I
Franklin Pennsylvania Tax-Free Income Fund - Class II
Franklin Puerto Rico Tax-Free Income Fund - Class I
Franklin Puerto Rico Tax-Free Income Fund - Class II
Franklin Federal Intermediate-Term Tax-Free Income Fund



                             FRANKLIN TAX-FREE TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                  Franklin Arizona Insured Tax-Free Income Fund
                  Franklin Florida Insured Tax-Free Income Fund
                      Franklin Insured Tax-Free Income Fund
               Franklin Massachusetts Insured Tax-Free Income Fund
                 Franklin Michigan Insured Tax-Free Income Fund
                 Franklin Minnesota Insured Tax-Free Income Fund
                   Franklin Ohio Insured Tax-Free Income Fund

N-1A                                          LOCATION IN
ITEM NO.       ITEM                           REGISTRATION STATEMENT

1.             Cover Page                     Cover Page

2.             Synopsis                       "Expense Summary"

3.             Condensed Financial            "Financial Highlights"; "How
               Information                    Do the Funds Measure
                                              Performance?"

4.             General Description            "How Is the Trust Organized?";
               of Registrant                  "How Do the Funds Invest Their
                                              Assets?"; "What Are the Risks of
                                              Investing in the Funds?"

5.             Management of the              "Who Manages the Funds?"
               Fund

5A.            Management's Discussion        Contained in Registrant's
               of Fund Performance            Annual Report to Shareholders

6.             Capital Stock and              "How Is the Trust Organized?";
               Other Securities               "Services to Help You Manage
                                              Your Account"; "What
                                              Distributions Might I Receive
                                              From the Funds?"; "How Taxation
                                              Affects the Funds and Their
                                              Shareholders"; "What If I Have
                                              Questions About My Account?"

7.             Purchase of Securities         "How Do I Buy Shares?"; "May I
               Being Offered                  Exchange Shares for Shares of
                                              Another Fund?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account";
                                              "Useful Terms and Definitions"

8.             Redemption or Repurchase       "May I Exchange Shares for
                                              Shares of Another Fund?"; "How
                                              Do I Sell Shares?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account";
                                              "Useful Terms and Definitions"

9.             Pending Legal Proceedings      Not Applicable



                             FRANKLIN TAX-FREE TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                      Franklin Alabama Tax-Free Income Fund
                      Franklin Florida Tax-Free Income Fund
                      Franklin Georgia Tax-Free Income Fund
                     Franklin Kentucky Tax-Free Income Fund
                     Franklin Louisiana Tax-Free Income Fund
                     Franklin Maryland Tax-Free Income Fund
                     Franklin Missouri Tax-Free Income Fund
                  Franklin North Carolina Tax-Free Income Fund
                       Franklin Texas Tax-Free Income Fund
                     Franklin Virginia Tax-Free Income Fund

N-1A                                          LOCATION IN
ITEM NO.       ITEM                           REGISTRATION STATEMENT

1.             Cover Page                     Cover Page

2.             Synopsis                       "Expense Summary"

3.             Condensed Financial            "Financial Highlights"; "How
               Information                    Do the Funds Measure Performance?"

4.             General Description            "How Is the Trust Organized?";
               of Registrant                  "How Do the Funds Invest Their
                                              Assets?"; "What Are the Risks of
                                              Investing in the Funds?"

5.             Management of the              "Who Manages the Funds?"
               Fund

5A.            Management's Discussion        Contained in Registrant's
               of Fund Performance            Annual Report to Shareholders

6.             Capital Stock and              "How Is the Trust Organized?";
               Other Securities               "Services to Help You Manage
                                              Your Account"; "What
                                              Distributions Might I Receive
                                              From the Funds?"; "How Taxation
                                              Affects the Funds and Their
                                              Shareholders"; "What If I Have
                                              Questions About My Account?"

7.             Purchase of Securities         "How Do I Buy Shares?"; "May I
               Being Offered                  Exchange Shares for Shares of
                                              Another Fund?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account";
                                              "Useful Terms and Definitions"

8.             Redemption or                  "May I Exchange Shares for
               Repurchase                     Shares of Another Fund?"; "How
                                              Do I Sell Shares?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account";
                                              "Useful Terms and Definitions"

9.             Pending Legal                  Not Applicable
               Proceedings



                             FRANKLIN TAX-FREE TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                      Franklin Arizona Tax-Free Income Fund
                     Franklin Colorado Tax-Free Income Fund
                    Franklin Connecticut Tax-Free Income Fund
                    Franklin High Yield Tax-Free Income Fund
                      Franklin Indiana Tax-Free Income Fund
                     Franklin Michigan Tax-Free Income Fund
                    Franklin New Jersey Tax-Free Income Fund
                      Franklin Oregon Tax-Free Income Fund
                   Franklin Pennsylvania Tax-Free Income Fund
                    Franklin Puerto Rico Tax-Free Income Fund
             Franklin Federal Intermediate-Term Tax-Free Income Fund

N-1A                                          LOCATION IN
ITEM NO.       ITEM                           REGISTRATION STATEMENT

1.             Cover Page                     Cover Page

2.             Synopsis                       "Expense Summary"

3.             Condensed Financial            "Financial Highlights"; "How
               Information                    Do the Funds Measure
                                              Performance?"

4.             General Description            "How Is the Trust Organized?";
               of Registrant                  "How Do the Funds Invest Their
                                              Assets?"; "What Are the Risks of
                                              Investing in the Funds?"

5.             Management of the              "Who Manages the Funds?"
               Fund

5A.            Management's Discussion        Contained in Registrant's
               of Fund Performance            Annual Report to Shareholders

6.             Capital Stock and              "How Is the Trust Organized?";
               Other Securities               "Services to Help You Manage
                                              Your Account"; "What
                                              Distributions Might I Receive
                                              From the Funds?"; "How Taxation
                                              Affects the Funds and Their
                                              Shareholders"; "What If I Have
                                              Questions About My Account?"

7.             Purchase of Securities         "How Do I Buy Shares?"; "May I
               Being Offered                  Exchange Shares for Shares of
                                              Another Fund?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account";
                                              "Useful Terms and Definitions"

8.             Redemption or                  "May I Exchange Shares for
               Repurchase                     Shares of Another Fund?"; "How
                                              Do I Sell Shares?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account";
                                              "Useful Terms and Definitions"

9.             Pending Legal Proceedings      Not Applicable



                             FRANKLIN TAX-FREE TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                       PART B: INFORMATION REQUIRED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION
                  Franklin Arizona Insured Tax-Free Income Fund
                  Franklin Florida Insured Tax-Free Income Fund
                      Franklin Insured Tax-Free Income Fund
               Franklin Massachusetts Insured Tax-Free Income Fund
                 Franklin Michigan Insured Tax-Free Income Fund
                 Franklin Minnesota Insured Tax-Free Income Fund
                   Franklin Ohio Insured Tax-Free Income Fund

N-1A                                          LOCATION IN
ITEM NO.       ITEM                           REGISTRATION STATEMENT

10.            Cover Page                     Cover Page

11.            Table of Contents              Table of Contents

12.            General Information            Not Applicable
               and History

13.            Investment Objectives          "How Do the Funds Invest Their
               and Policies                   Assets?"; "Investment
                                              Restrictions"

14.            Management of the Fund         "Officers and Trustees"

15.            Control Persons and            "Officers and Trustees";
               Principal Holders              "Investment Management and
               of Securities                  Other Services"; "Miscellaneous
                                              Information"

16.            Investment Advisory            "Investment Management and
               and Other Services             Other Services"; "The Funds'
                                              Underwriter"

17.            Brokerage Allocation           "How Do the Funds Buy
               and Other Practices            Securities for Their Portfolios?"

18.            Capital Stock and              Not Applicable
               Other Securities

19.            Purchase, Redemption           "How Do I Buy, Sell and
               and Pricing of                 Exchange Shares?"; "How Are
               Securities Being               Fund Shares Valued?";
               Offered                        "Financial Statements"

20.            Tax Status                     "Additional Information on
                                              Distributions and Taxes"

21.            Underwriters                   "The Funds' Underwriter"

22.            Calculation of                 "How Do the Funds Measure
               Performance Data               Performance?"

23.            Financial Statements           "Financial Statements"



                             FRANKLIN TAX-FREE TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                       PART B: INFORMATION REQUIRED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION
                      Franklin Alabama Tax-Free Income Fund
                      Franklin Florida Tax-Free Income Fund
                      Franklin Georgia Tax-Free Income Fund
                     Franklin Kentucky Tax-Free Income Fund
                     Franklin Louisiana Tax-Free Income Fund
                     Franklin Maryland Tax-Free Income Fund
                     Franklin Missouri Tax-Free Income Fund
                  Franklin North Carolina Tax-Free Income Fund
                       Franklin Texas Tax-Free Income Fund
                     Franklin Virginia Tax-Free Income Fund

N-1A                                          LOCATION IN
ITEM NO.        ITEM                          REGISTRATION STATEMENT

10.             Cover Page                    Cover Page

11.             Table of Contents             Table of Contents

12.             General Information           Not Applicable
                and History

13.             Investment Objectives         "How Do the Funds Invest Their
                and Policies                  Assets?"; "Investment
                                              Restrictions"

14.             Management of the Fund        "Officers and Trustees"

15.             Control Persons and           "Officers and Trustees";
                Principal Holders of          "Investment Management and
                Securities                    Other Services"; "Miscellaneous
                                              Information"

16.             Investment Advisory           "Investment Management and
                and Other Services            Other Services"; "The Funds'
                                              Underwriter"

17.             Brokerage Allocation          "How Do the Funds Buy
                and Other Practices           Securities for Their Portfolios?"

18.             Capital Stock and             Not Applicable
                Other Securities

19.             Purchase, Redemption          "How Do I Buy, Sell and
                and Pricing of                Exchange Shares?"; "How Are
                Securities Being              Fund Shares Valued?";
                Offered                       "Financial Statements"

20.             Tax Status                    "Additional Information on
                                              Distributions and Taxes"

21.             Underwriters                  "The Funds' Underwriter"

22.             Calculation of                "How Do the Funds Measure
                Performance Data              Performance?"

23.             Financial Statements          "Financial Statements"



                             FRANKLIN TAX-FREE TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                       PART B: INFORMATION REQUIRED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION
                      Franklin Arizona Tax-Free Income Fund
                     Franklin Colorado Tax-Free Income Fund
                    Franklin Connecticut Tax-Free Income Fund
                    Franklin High Yield Tax-Free Income Fund
                      Franklin Indiana Tax-Free Income Fund
                     Franklin Michigan Tax-Free Income Fund
                    Franklin New Jersey Tax-Free Income Fund
                      Franklin Oregon Tax-Free Income Fund
                   Franklin Pennsylvania Tax-Free Income Fund
                    Franklin Puerto Rico Tax-Free Income Fund
             Franklin Federal Intermediate-Term Tax-Free Income Fund

N-1A                                          LOCATION IN
ITEM NO.        ITEM                          REGISTRATION STATEMENT

10.             Cover Page                    Cover Page

11.             Table of Contents             Table of Contents

12.             General Information           Not Applicable
                and History

13.             Investment Objectives         "How Do the Funds Invest Their
                and Policies                  Assets?"; "Investment
                                              Restrictions"

14.             Management of the Fund        "Officers and Trustees"

15.             Control Persons and           "Officers and Trustees";
                Principal Holders             "Investment Management and
                of Securities                 Other Services"; "Miscellaneous
                                              Information"

16.             Investment Advisory           "Investment Management and
                and Other Services            Other Services"; "The Funds'
                                              Underwriter"

17.             Brokerage Allocation and      "How Do the Funds Buy
                Other Practices               Securities for Their Portfolios?"

18.             Capital Stock and             Not Applicable
                Other Securities

19.             Purchase, Redemption          "How Do I Buy, Sell and
                and Pricing of                Exchange Shares?"; "How Are
                Securities Being              Fund Shares Valued?";
                Offered                       "Financial Statements"

20.             Tax Status                    "Additional Information on
                                              Distributions and Taxes"

21.             Underwriters                  "The Funds' Underwriter"

22.             Calculation of                "How Do the Funds Measure
                Performance Data              Performance?"

23.             Financial Statements          "Financial Statements"









PROSPECTUS & APPLICATION
FRANKLIN TAX-FREE TRUST
Franklin Arizona Insured Tax-Free Income Fund
Franklin Florida Insured Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund
JULY 1, 1998
INVESTMENT STRATEGY: TAX-FREE INCOME

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated July 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN TAX-FREE TRUST
July 1, 1998


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


TABLE OF CONTENTS

ABOUT THE FUNDS
Expense Summary..........................................
Financial Highlights.....................................
How Do the Funds Invest Their Assets?....................
What Are the Risks of Investing in the Funds?............
Who Manages the Funds?...................................
How Do the Funds Measure Performance?....................
How Taxation Affects the Funds and Their Shareholders....
How Is the Trust Organized?..............................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive From the Funds?.......
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY
Useful Terms and Definitions.............................


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN


ABOUT THE FUNDS


EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each fund for the fiscal year ended February 28, 1998. Each fund's actual expenses may vary.




                                      ARIZONA     FLORIDA     INSURED      MASSACHUSETTS     MICHIGAN      MINNESOTA     OHIO
                                      FUND        FUND        FUND         FUND              FUND          FUND          FUND
                                     ------------------------------------------------------------------------------------------

A. SHAREHOLDER TRANSACTION EXPENSES+

CLASS I
Maximum Sales Charge                  4.25%       4.25%       4.25%        4.25%             4.25%         4.25%         4.25%
(as a percentage of
Offering Price)
 Paid at time of purchase++           4.25%       4.25%       4.25%        4.25%             4.25%         4.25%         4.25%
 Paid at redemption++++               NONE        NONE        NONE         NONE              NONE          NONE          NONE
Exchange Fee                          NONE        NONE       $5.00*        NONE              NONE          NONE          NONE
(per transaction)

CLASS II
Maximum Sales Charge                     -           -        1.99%        1.99%             1.99%         1.99%         1.99%
(as a percentage
of Offering Price)
 Paid at time of purchase+++             -           -        1.00%        1.00%             1.00%         1.00%         1.00%
 Paid at redemption++++                  -           -        0.99%        0.99%             0.99%         0.99%         0.99%
Exchange Fee                             -           -       $5.00*        NONE              NONE          NONE          NONE
(per transaction)

B. ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

CLASS I
Management Fees                       0.63%**     0.63%**     0.47%        0.52%             0.47%         0.50%         0.49%
Rule 12b-1 Fees***                    0.10%       0.10%       0.08%        0.08%             0.08%         0.08%         0.09%
Other Expenses                        0.09%       0.07%       0.06%        0.08%             0.08%         0.07%         0.06%
                                     ------------------------------------------------------------------------------------------
Total Fund Operating                  0.82%**     0.80%**     0.61%        0.68%             0.63%         0.65%         0.64%
                                     ==========================================================================================
Expenses

CLASS II
Management Fees                          -           -        0.47%        0.52%             0.47%         0.50%         0.49%
Rule 12b-1 Fees***                       -           -        0.65%        0.65%             0.65%         0.65%         0.65%
Other Expenses                           -           -        0.06%        0.08%             0.08%         0.07%         0.06%
                                     ------------------------------------------------------------------------------------------
Total Fund Operating                     -           -        1.18%        1.25%             1.20%         1.22%         1.20%
                                     ==========================================================================================
Expenses

C. EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                          ARIZONA     FLORIDA     INSURED     MASSACHUSETTS     MICHIGAN     MINNESOTA     OHIO
                          FUND        FUND        FUND        FUND              FUND         FUND          FUND
                         ----------------------------------------------------------------------------------------
CLASS I
1 Year****                 $51         $50         $48          $49              $49          $49           $49
3 Years                    $68         $67         $61          $63              $62          $62           $62
5 Years                    $86         $85         $75          $79              $76          $77           $77
10 Years                  $140        $137        $115         $124             $118         $120          $119

CLASS II
1 Year                       -           -         $32          $32              $32          $32           $32
3 Years                      -           -         $47          $49              $48          $48           $48
5 Years                      -           -         $74          $78              $75          $76           $75
10 Years                     -           -        $152         $160             $154         $156          $154


For the same Class II investment, you would pay projected expenses of $22 for the Insured, Michigan, Minnesota and Ohio funds, and $23 for the Massachusetts Fund if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees were 0.11% for the Arizona Fund and 0.18% for the Florida Fund. Total operating expenses were 0.30% for the Arizona Fund and 0.35% for the Florida Fund.
***For the Arizona and Florida funds, these fees may not exceed 0.15%. For the remaining funds, these fees may not exceed 0.10% for Class I and 0.65% for Class
II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.


FINANCIAL HIGHLIGHTS


This table summarizes each fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the funds' independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.

ARIZONA FUND

YEAR ENDED FEB. 28                                                     1998     1997    1996     1995     19941
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                                    $10.36   $10.36  $ 9.80   $10.28   $10.00
                                                                     -------------------------------------------
Income from investment operations:
 Net investment income                                                   .54      .55     .55      .55      .34
 Net realized and unrealized gains (losses)                              .42        -     .57     (.48)     .27
                                                                     -------------------------------------------
Total from investment operations                                         .96      .55    1.12      .07      .61
                                                                     -------------------------------------------
Less distributions from:
 Net investment income                                                  (.55)    (.55)   (.56)    (.55)    (.33)
                                                                     -------------------------------------------
Net asset value, end of year                                          $10.77   $10.36  $10.36   $ 9.80   $10.28
                                                                     ===========================================
Total return*                                                           9.53%    5.55%  11.64%     .94%    6.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                       $58,059  $39,693  $38,199  $20,794  $12,895
Ratios to average net assets:
 Expenses                                                                .30%     .25%    .16%     .10%     .03%**
 Expenses excluding waiver and payments by affiliate                     .82%     .86%    .86%     .96%     .83%**
 Net investment income                                                  5.11%    5.45%   5.51%    5.80%    4.85%**
Portfolio turnover rate                                                17.44%   18.27%   4.12%   44.61%   62.88%


FLORIDA FUND

YEAR ENDED FEB. 28                                                     1998     1997    1996     1995     19941
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                                     $9.99   $10.02  $ 9.53   $10.07   $10.00
                                                                     -------------------------------------------
Income from investment operations:
 Net investment income                                                   .53      .53     .53      .52      .34
 Net realized and unrealized gains (losses)                              .44     (.03)    .49     (.53)     .06
                                                                     -------------------------------------------
Total from investment operations                                         .97      .50    1.02     (.01)     .40
                                                                     -------------------------------------------
Less distributions from:
 Net investment income                                                  (.53)    (.53)   (.53)    (.53)    (.33)
                                                                     -------------------------------------------
Net asset value, end of year                                          $10.43   $ 9.99  $10.02   $ 9.53   $10.07
                                                                     ===========================================
Total return*                                                           9.94%    5.17%  10.95%     .21%    3.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                      $101,506  $77,177  $69,583  $46,847  $32,150
Ratios to average net assets:
 Expenses                                                                .35%     .35%    .35%     .35%       -
 Expenses excluding waiver and payments by affiliate                     .80%     .80%    .82%     .88%     .83%**
 Net investment income                                                  5.16%    5.36%   5.37%    5.61%    4.97%**
Portfolio turnover rate                                                 8.08%   32.23%  24.36%   43.71%   28.72%


INSURED FUND - CLASS I

YEAR ENDED FEB. 28                            1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year            $12.15   $12.27   $11.97   $12.45   $12.43   $11.68   $11.41   $11.26   $11.08 $11.12
                                             ---------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                           .66      .69      .71      .71      .73      .74      .74      .78      .78    .78
 Net realized and unrealized
 gains (losses)                                  .29     (.11)     .30     (.48)     .02      .75      .30      .16      .20    .03
                                             ---------------------------------------------------------------------------------------
Total from investment
operations                                       .95      .58     1.01      .23      .75     1.49     1.04      .94      .98    .81
                                             ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                          (.66)    (.70)    (.71)    (.71)    (.73)    (.74)    (.77)    (.79)    (.80)  (.85)
 In excess of net investment income             (.01)       -        -        -        -        -        -        -        -      -
 Net realized gains                             (.12)       -        -        -        -        -        -        -        -      -
                                             ---------------------------------------------------------------------------------------
Total distributions                             (.79)    (.70)    (.71)    (.71)    (.73)    (.74)    (.77)    (.79)    (.80)  (.85)
                                             ---------------------------------------------------------------------------------------
Net asset value,
end of year                                   $12.31   $12.15   $12.27   $11.97   $12.45   $12.43   $11.68   $11.41   $11.26 $11.08
                                             =======================================================================================
Total return*                                   8.09%    4.88%    8.66%    2.03%    5.93%   12.93%    9.29%    8.38%    8.81%  7.38%
RATIOS/SUPPLEMENTAL DATA
Net assets,
end of year (in millions)                     $1,685   $1,662   $1,705   $1,683   $1,803   $1,539   $1,131    $850     $711    $551
Ratio to average net assets:
 Expenses                                        .61%      60%     .60%     .59%     .52%     .53%     .53%     .53%     .54%   .58%
 Net Investment Income                          5.44%    5.68%    5.81%    6.00%    5.79%    6.22%    6.55%    6.95%    6.92%  7.01%
Portfolio turnover rate                        27.77%   18.66%   13.52%   14.42%    6.85%    7.95%    6.35%    9.76%   11.96% 12.79%


INSURED FUND - CLASS II

YEAR ENDED FEB. 28                                    1998              1997             19962
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                   $12.21            $12.31           $11.98
                                                     -------------------------------------------
Income from investment operations:
 Net investment income                                  .60               .62              .54
 Net realized and unrealized gains (losses)             .29              (.09)             .32
                                                     -------------------------------------------
Total from investment operations                        .89               .53              .86
                                                     -------------------------------------------
Less distributions from:
 Net investment income                                 (.60)             (.63)            (.53)
 Net realized gains                                    (.12)                -                -
                                                     -------------------------------------------
Total distributions                                    (.72)             (.63)            (.53)
                                                     -------------------------------------------
Net asset value, end of year                         $12.38            $12.21           $12.31
                                                     ===========================================
Total return*                                          7.52%             4.42%            7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                      $38,057           $21,521          $8,152
Ratios to average net assets:
 Expenses                                              1.18%             1.17%            1.18%**
 Net investment income                                 4.86%             5.10%            5.21%**
Portfolio turnover rate                               27.77%            18.66%           13.52%


MASSACHUSETTS FUND - CLASS I

YEAR ENDED FEB. 28                          1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year          $11.54   $11.65   $11.34   $11.81   $11.73   $11.03   $10.76   $10.72   $10.59   $10.61
                                            ----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                         .61      .63      .66      .66      .67      .69      .68      .72      .72      .71
 Net realized and unrealized
 gains (losses)                                .35     (.10)     .31     (.47)     .09      .69      .31      .04      .12     (.02)
                                            ----------------------------------------------------------------------------------------
Total from investment operations               .96      .53      .97      .19      .76     1.38      .99      .76      .84      .69
                                            ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (.61)    (.64)3   (.66)    (.66)    (.68)    (.68)    (.72)    (.72)    (.71)    (.71)
 In excess of net investment income           (.01)       -        -        -        -        -        -        -        -        -
 Net realized gains                           (.13)       -        -        -        -        -        -        -        -        -
                                            ----------------------------------------------------------------------------------------
Total distributions                           (.75)    (.64)    (.66)    (.66)    (.68)    (.68)    (.72)    (.72)    (.71)    (.71)
                                            ----------------------------------------------------------------------------------------
Net asset value, end of year                $11.75   $11.54   $11.65   $11.34   $11.81   $11.73   $11.03   $10.76   $10.72   $10.59
                                            ========================================================================================

Total return*                                 8.50%    4.75%    8.80%    1.83%    6.39%   12.61%    9.34%    7.10%    7.82%    6.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)            $328,147 $325,065 $301,529 $288,331 $307,013 $278,510 $218,336 $152,622 $123,906 $109,851
Ratios to average net assets:
 Expenses                                      .68%     .68%     .69%     .67%     .60%     .64%     .67%     .70%     .72%     .75%
 Expenses excluding waiver and
 Payments by affiliate                         .68%     .68%     .69%     .67%     .60%     .64%     .67%     .70%     .72%     .79%
 Net investment income                        5.21%    5.51%    5.67%    5.89%    5.69%    6.09%    6.40%    6.72%    6.65%    6.81%
Portfolio turnover rate                      30.46%   29.22%   10.29%   16.90%   13.82%    9.65%    7.49%   11.47%   14.14%   22.97%


MASSACHUSETTS FUND - CLASS II

YEAR ENDED FEB. 28                                 1998              1997              19962
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $11.59            $11.69            $11.36
                                                   ------------------------------------------
Income from investment operations:
 Net investment income                                .55               .57               .50
 Net realized and unrealized gains (losses)           .34              (.09)              .32
                                                   ------------------------------------------
Total from investment operations                      .89               .48               .82
                                                   ------------------------------------------
Less distributions from:
 Net investment income                               (.55)             (.58)3            (.49)
 Net realized gains                                  (.13)                -                 -
                                                   ------------------------------------------
Total distributions                                  (.68)             (.58)             (.49)
                                                   ------------------------------------------
Net asset value, end of year                       $11.80            $11.59            $11.69
                                                   ==========================================
Total return*                                        7.86%             4.22%             7.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $13,937           $6,378            $2,759
Ratios to average net assets:
 Expenses                                            1.25%             1.25%             1.26%**
 Net investment income                               4.59%             4.96%             5.06%**
Portfolio turnover rate                             30.46%            29.22%            10.29%


MICHIGAN FUND - CLASS I

YEAR ENDED FEB. 28                           1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year           $12.00   $12.09   $11.76   $12.24   $12.18   $11.41   $11.19   $11.06   $10.89  $10.89
                                             ---------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                          .63      .66      .68      .69      .70      .71      .71      .75      .75     .74
 Net realized and unrealized
 gains (losses)                                 .34     (.09)     .34     (.48)     .07      .77      .25      .12      .15     .03
                                             ---------------------------------------------------------------------------------------
Total from investment operations                .97      .57     1.02      .21      .77     1.48      .96      .87      .90     .77
                                             ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         (.63)    (.66)4   (.69)3   (.69)    (.71)    (.71)    (.74)    (.74)    (.73)   (.77)

 In excess of net investment income            (.01)       -        -        -        -        -        -        -        -       -
 Net realized gains                            (.13)       -        -        -        -        -        -        -        -       -
                                             ---------------------------------------------------------------------------------------
Total distributions                            (.77)    (.66)    (.69)    (.69)    (.71)    (.71)    (.74)    (.74)    (.73)   (.77)
                                             ---------------------------------------------------------------------------------------
Net asset value, end of year                 $12.20   $12.00   $12.09   $11.76   $12.24   $12.18   $11.41   $11.19   $11.06  $10.89
                                             =======================================================================================
Total return*                                  8.37%    4.90%    8.86%    1.87%    6.18%   13.23%    8.78%    7.93%    8.21%   7.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)        $1,143     $1,112   $1,115  $1,038   $1,055    $882     $666     $515     $428    $370
Ratios to average net assets:
 Expenses                                       .63%     .62%     .62%     .61%     .54%     .58%     .59%     .61%     .63%    .67%
 Net investment income                         5.24%    5.52%    5.65%    5.87%    5.66%    6.09%    6.45%    6.72%    6.72%   6.86%
Portfolio turnover rate                       20.08%   30.03%    9.38%    9.12%    3.21%    2.04%   10.80%    4.17%    7.93%   9.83%


MICHIGAN FUND - CLASS II

YEAR ENDED FEB. 28                          1998              1997              19962
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year          $12.07            $12.14            $11.77
                                           ----------------------------------------------
Income from investment operations:
 Net investment income                         .57               .59               .51
 Net realized and unrealized gains (losses)    .33              (.07)              .37
                                           --------------------------------------------
Total from investment operations               .90               .52               .88
                                           --------------------------------------------
Less distributions from:
 Net investment income                        (.57)             (.59)             (.51)
 Net realized gains                           (.13)                -                 -
                                           --------------------------------------------
Total distributions                           (.70)             (.59)             (.51)
                                           --------------------------------------------
Net asset value, end of year                $12.27            $12.07            $12.14
                                           ==============================================
Total return**                                7.70%             4.44%             7.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)             $32,873           $20,162            $6,683
Ratio to average net assets
 Expenses                                     1.20%             1.19%             1.20%**
 Net investment income                        4.67%             4.94%             5.03%**
Portfolio turnover rate                      20.08%            30.03%             9.38%


MINNESOTA FUND - CLASS I

YEAR ENDED FEB. 28                           1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year           $12.01   $12.14   $11.88   $12.33   $12.35   $11.68   $11.44   $11.40   $11.24  $11.26
                                             ---------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                          .64      .65      .67      .69      .70      .73      .73      .76      .77     .76
 Net realized and unrealized
  gains (losses)                                .25     (.12)     .27     (.45)    (.01)     .67      .28      .07      .18     .01
                                             ---------------------------------------------------------------------------------------
Total from investment
operations                                      .89      .53      .94      .24      .69     1.40     1.01      .83      .95     .77
                                             ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         (.64)    (.66)    (.68)    (.69)7   (.71)    (.73)    (.77)    (.79)    (.79)   (.79)
 Net realized gains                            (.10)       -        -        -        -        -        -        -        -       -
                                             ---------------------------------------------------------------------------------------
Total distributions                            (.74)    (.66)    (.68)    (.69)    (.71)    (.73)    (.77)    (.79)    (.79)   (.79)
                                             ---------------------------------------------------------------------------------------
Net asset value, end of year                 $12.16   $12.01   $12.14   $11.88   $12.33   $12.35   $11.68   $11.44   $11.40  $11.24
                                             =======================================================================================

Total return*                                  7.60%    4.54%    8.06%    2.12%    5.42%   12.23%    8.95%    7.29%    8.39%   6.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)           $495,315 $482,128 $492,139  $479,934 $499,619 $445,767 $357,279 $284,779 $235,058 $183,867
Ratio to average net assets:
 Expenses                                       .65%     .66%     .66%     .66%     .60%     .63%     .65%     .67%     .70%    .75%

 Expenses excluding waiver and
 Payments by affiliate                          .65%     .66%     .66%     .66%     .60%     .63%     .65%     .67%     .70%    .76%
 Net investment income                         5.29%    5.47%    5.58%    5.81%    5.67%    6.12%    6.43%    6.62%    6.68%   6.80%
Portfolio Turnover Rate                       14.87%   14.40%   17.72%   17.59%   13.42%    5.58%    3.14%    9.12%    4.55%  15.19%


MINNESOTA FUND - CLASS II

YEAR ENDED FEB. 28                                   1998              1997             19962
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                   $12.05            $12.17           $11.89
                                                     ------------------------------------------
Income from investment operations:
 Net investment income                                  .57               .59              .50
 Net realized and unrealized gains (losses)             .26              (.12)             .28
                                                     ------------------------------------------
Total from investment operations                        .83               .47              .78
                                                     ------------------------------------------
Less distributions from:
 Net investment income                                 (.57)             (.59)            (.50)
 Net realized gains                                    (.10)                -                -
                                                     ------------------------------------------
Total distributions                                    (.67)             (.59)            (.50)
                                                     ------------------------------------------
Net asset value, end of year                         $12.21            $12.05           $12.17
                                                     ==========================================
Total return*                                          7.04%             3.98%            6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                      $10,131            $4,844           $1,152
Ratios to average net assets:
 Expenses                                              1.22%             1.23%            1.25%**
 Net investment income                                 4.72%             4.87%            4.94%**
Portfolio turnover rate                               14.87%            14.40%           17.72%


OHIO FUND - CLASS I

YEAR ENDED FEB. 28                           1998     1997     1996     1995     1994     1993    1992     1991     1990     1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year          $12.19   $12.22   $11.90   $12.40   $12.34   $11.55  $11.33   $11.17   $11.02   $10.93
                                            ----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                         .64      .66      .68      .69      .70      .72     .71      .75      .75      .74
 Net realized and unrealized
 gains (losses)                                .33     (.03)     .33     (.50)     .07      .78     .28      .17      .14      .08
                                            ----------------------------------------------------------------------------------------
Total from investment
operations                                     .97      .63     1.01      .19      .77     1.50     .99      .92      .89      .82
                                            ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (.64)6   (.66)5   (.69)3   (.69)    (.71)    (.71)   (.77)    (.76)    (.74)    (.73)
 Net realized gains                           (.07)       -        -        -        -        -       -        -        -        -
                                            ----------------------------------------------------------------------------------------
Total distributions                           (.71)    (.66)    (.69)    (.69)    (.71)    (.71)   (.77)    (.76)    (.74)    (.73)
                                            ----------------------------------------------------------------------------------------
Net asset value,
end of year                                 $12.45   $12.19   $12.22   $11.90   $12.40   $12.34  $11.55   $11.33   $11.17   $11.02
                                            ========================================================================================
Total return*                                 8.22%    5.35%    8.66%    1.74%    6.08%   13.26%   8.86%    8.28%    8.00%    7.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)            $741,079 $698,360 $685,783 $652,545 $686,398 $564,758 $409,044 $273,119 $224,722 $203,230
Ratios to average net assets:
 Expenses                                      .64%     .64%     .64%     .63%     .56%     .59%    .62%     .65%     .65%     .71%
 Net investment income                        5.24%    5.43%    5.58%    5.83%    5.59%    6.05%   6.36%    6.67%    6.71%    6.80%
Portfolio turnover rate                      12.84%   14.95%   11.47%   11.76%    7.29%    2.87%   1.16%    4.44%   10.80%   32.48%


OHIO FUND - CLASS II

YEAR ENDED FEB. 28                                    1998              1997             19962
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                   $12.24            $12.26           $11.90
                                                     ------------------------------------------
Income from investment operations:
 Net investment income                                  .58               .59              .52
 Net realized and unrealized gains (losses)             .34              (.02)             .35
                                                     ------------------------------------------
Total from investment operations                        .92              (.57)             .87
                                                     ------------------------------------------
Less distributions from:
 Net investment income                                 (.58)             (.59)            (.51)
 Net realized gains                                    (.07)                -                -
                                                     ------------------------------------------
Total distributions                                    (.65)             (.59)            (.51)
                                                     ------------------------------------------
Net asset value, end of year                         $12.51            $12.24           $12.26
                                                     ==========================================
Total return*                                          7.66%             4.79%            7.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                      $28,178           $15,786           $6,085
Ratios to average net assets:
 Expenses                                              1.20%             1.20%            1.22%**
 Net investment income                                 4.67%             4.80%            4.99%**
Portfolio turnover rate                               12.84%            14.95%           11.47%


* Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized
1For the period April 30, 1993 (effective date) to February 28, 1994.
2For the period May 1, 1995 (effective date) to February 29, 1996.
3Includes distributions in excess of net investment income in the amount of $.001.
4Includes distributions in excess of net investment income in the amount of $.002.
5Includes distributions in excess of net investment income in the amount of $.003.
6Includes distributions in excess of net investment income in the amount of $.007.
7Includes distributions from net realized gains of $.004.

HOW DO THE FUNDS INVEST THEIR ASSETS?

A QUICK LOOK AT THE FUNDS


FRANKLIN INSURED                                            STATE SPECIFIC INSURED
TAX-FREE INCOME FUND                                        TAX-FREE INCOME FUNDS
--------------------                                        ----------------------
GOAL: High current income free from federal income          GOAL: High current tax-free income for residents of
taxes.                                                      the fund's state.

STRATEGY: Invests primarily in municipal securities         STRATEGY: Invest primarily in municipal securities
covered by insurance guaranteeing the timely payment        covered by insurance guaranteeing the timely payment
of principal and interest and whose interest is free        of principal and interest and whose interest is free
from federal income taxes.                                  from federal and state personal income taxes, if any,
                                                            for residents of the fund's state.


WHAT IS THE MANAGER'S APPROACH?

Advisers tries to select securities that it believes will provide the best balance between risk and return within each fund's range of allowable investments. Advisers considers a number of factors including general market and economic conditions, the credit quality of the issuer, and the cost of insurance when selecting securities for each fund.

To provide tax-free income to shareholders, Advisers typically uses a buy and hold strategy. This means it holds securities in a fund's portfolio for income purposes, rather than trading securities for capital gains. Advisers may sell a security at any time, however, when Advisers believes doing so could help the fund meet its goals.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. Each fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and, for the state funds, state personal income taxes.

The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

THE FUNDS IN MORE DETAIL

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each state fund also tries to provide a maximum level of income that is exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

Municipal securities help the funds meet their investment goals because they generally pay interest free from federal income tax. Municipal securities issued by a fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands, also generally pay interest free from state personal income taxes, if any, for residents of the fund's state.

Each fund normally invests:

o at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental);

o at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state, although each fund tries to invest all of its assets in these securities (this policy is fundamental and applies only to the state funds); and

o at least 65% of its total assets in municipal securities of its state. Unlike the state funds, however, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

While each fund tries to invest 100% of its assets in municipal securities whose interest is free from federal and, for the state funds, state personal income taxes, it is possible, although not anticipated, that a fund may have up to 20% of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that each fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities rated in the highest rating category are "top rated." Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

o Each fund invests at least 65% of its total assets in insured municipal securities. Each fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield. It is important to note that the insurance does not guarantee the market value of a security, or a fund's shares or distributions, and shares of a fund are not insured.

     Each fund may invest the balance of its assets in the following types of uninsured securities: (i) municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings or unrated securities that Advisers believes are comparable in quality; or (iii) top rated short-term, tax-free securities, pending investment in longer-term municipal securities. Each fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

o The funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers a fund's income when interest rates fall. Of course, a fund's income from its variable rate investments may also increase if interest rates rise.

o    Each fund may invest in top rated variable and floating rate securities.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

o Each fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest a fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) for the state funds, municipal securities issued by a state or local government other than the fund's state, or by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. Non-diversified funds may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

o The Arizona and Florida funds are non-diversified funds, although they intend to meet certain diversification requirements for tax purposes. The other funds are all diversified. Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

Like all investments, an investment in a fund involves risks. The risks of each fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in one of the state funds may involve more risk than an investment in a fund that does not focus on securities of a single state. Because each fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that a fund will meet its investment goal. A fund's share price, and the value of your investment, may change. Generally, when the value of a fund's investments go down, so does the fund's share price. Similarly, when the value of a fund's investments go up, so does the fund's share price. Since the value of a fund's shares can go up or down, it is possible to lose money by investing in a fund.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

STATE RISKS. Since each state fund invests heavily in municipal securities of its state, events in that state are likely to affect the fund's investments and its performance. These events may include:

o    economic or political policy changes;

o    tax base erosion;

o    state constitutional limits on tax increases;

o    budget deficits and other financial difficulties; and

o    changes in the ratings assigned to municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may effect its investments and its performance.

For more specific information on the economy and financial strength of the funds' various states, please see "What Are the Risks of Investing in the Funds?" in the SAI.

U.S. TERRITORIES RISKS. Each fund may invest a portion of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors the funds to ensure no material conflicts exist among the funds' classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages each fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $232 billion in assets, including $48 billion in the municipal securities market. Please see "Investment Management and Other
Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is:

Thomas Kenny
Senior Vice President of Advisers

Mr. Kenny has been an analyst or portfolio manager for the Arizona and Florida funds since their inception and the Massachusetts, Michigan, Minnesota, Insured and Ohio funds since 1987. Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

John Pomeroy
Portfolio Manager of Advisers

Mr. Pomeroy has been an analyst or portfolio manager for the Arizona and Florida funds since their inception and the Massachusetts, Michigan, Minnesota, Insured and Ohio funds since 1989. Mr. Pomeroy holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

Sheila Amoroso
Vice President of Advisers

Ms. Amoroso has been an analyst or portfolio manager for the Arizona Fund since its inception and the Michigan, Minnesota, Insured and Massachusetts funds since 1987. Ms. Amoroso holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Stella Wong
Vice President of Advisers

Ms. Wong has been an analyst or portfolio manager for the Florida Fund since its inception and the Ohio Fund since 1986. Ms. Wong holds a Master degree in Financial Planning from Golden Gate University and a Bachelor of Science degree in Business Administration from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended February 28, 1998, management fees paid to Advisers and total operating expenses, as a percentage of average monthly net assets, were as follows:

                                                                 TOTAL
                                      MANAGEMENT          OPERATING EXPENSES
                                         FEES          CLASS I         CLASS II
                                     -------------------------------------------
Arizona Fund.......................      0.11%*         0.30%*              -
Florida Fund.......................      0.18%*         0.35%*              -
Insured Fund.......................      0.47%          0.61%            1.18%
Massachusetts Fund.................      0.52%          0.68%            1.25%
Michigan Fund......................      0.47%          0.63%            1.20%
Minnesota Fund.....................      0.50%          0.65%            1.22%
Ohio Fund..........................      0.49%          0.64%            1.20%

*Management fees, before any advance waiver, totaled 0.63% for the Arizona and Florida funds. Total operating expenses were 0.82% for the Arizona Fund and 0.80% for the Florida Fund. Under an agreement by Advisers to limit its fees, the Arizona and Florida funds paid the management fees and total operating expenses shown. Advisers may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. During the fiscal year ended February 28, 1998, administration fees paid to FT Services, as a percentage of average daily net assets, were as follows:

                                           ADMINISTRATION FEES
                                           -------------------

Arizona Fund .................                     0.15%

Florida Fund ..................                    0.15%
Insured Fund ..................                    0.11%
Massachusetts Fund ............                    0.14%
Michigan Fund .................                    0.12%
Minnesota Fund ................                    0.14%
Ohio Fund .....................                    0.14%

These fees are paid by Advisers. They are not a separate expense of the funds. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLANS


Each fund and class have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Arizona and Florida funds under their plans may not exceed 0.15% per year of the fund's average daily net assets. Payments by the remaining funds under their Class I plans may not exceed 0.10% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plans, a fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

A fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plans. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW DO THE FUNDS MEASURE PERFORMANCE?

From time to time, the funds advertise their performance. Commonly used measures of performance include total return, current yield and current distribution rate. Each fund may also advertise its taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the fund. The taxable-equivalent yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the yield or distribution rate of the class, assuming one or more tax rates.

The investment results of each fund will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how each fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES TO THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

                                                                  ------------------------------------------------------------------
TAXATION OF THE FUNDS' INVESTMENTS. Each fund invests your        HOW DO THE FUNDS EARN INCOME AND GAINS?
money in municipal and other securities  described in the         Each fund earns interest and other income (the fund's "income") on
section "How Do the Funds Invest Their Assets?"  Special tax      its investments. When a fund sells a security for a price that is
rules may apply when determining the income and gains that        higher than it paid, it has a gain. When a fund sells a security
each fund earns on its investments. These rules may, in turn,     for a price that is lower than it paid, it has a loss. If a fund
affect the amount of distributions that a fund pays to you.       has held the security for more than one year, the gain or loss
These special tax rules are discussed in the SAI.                 will be a long-term capital gain or loss. If a fund has held the security for one year or less, the gain or loss will be a
TAXATION OF THE FUNDS.  As a regulated investment company,        short-term capital gain or loss. A fund's gains and losses are
each fund generally pays no federal income tax on the income      netted together, and, if the fund has a net gain (the fund's
and gains that it distributes to you.                             "gains"), that gain will generally be distributed to you.
                                                                  ------------------------------------------------------------------



TAXATION OF SHAREHOLDERS
                                                                  ------------------------------------------------------------------
DISTRIBUTIONS. Distributions made to you from interest income     WHAT IS A DISTRIBUTION?
on municipal securities will be exempt from the regular           ------------------------------------------------------------------
federal income tax. Distributions made to you from other          As a shareholder, you will receive your share of a fund's income
income on temporary investments, short-term capital gains, or     and gains on its investments. A fund's interest income on
ordinary income from the sale of market discount bonds will be    municipal securities is paid to you as exempt-interest dividends.
taxable to you as ordinary dividends, whether you receive them    A fund's ordinary income and short term capital gains are paid to
in cash or in additional shares. Distributions made to you        you as ordinary dividends. A fund's long-term capital gains are
from interest on certain private activity bonds, while still      paid to you as capital gain distributions. If a fund pays you an
exempt from the regular federal income tax, are a preference      amount in excess of its income and gains, this excess will
item when determining your alternative minimum tax. The fund      generally be treated as a non-taxable distribution. These amounts,
will send you a statement in January of the current year that     taken together, are what we call a fund's distributions to you.
reflects the amount of exempt-interest dividends, ordinary        ------------------------------------------------------------------
dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and
non-taxable distributions you received from the fund in the
prior year.  This statement will include distributions
declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on
your income tax return for the prior year. A fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain. The remainder of the
capital gain distribution represents 20% rate gain.








DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the funds' distributions will qualify for the corporate dividends-received deduction.

                                                                  ------------------------------------------------------------------
REDEMPTIONS AND EXCHANGES.  If you redeem your shares or if       WHAT IS A REDEMPTION?
you exchange your shares in the funds for shares in another       ------------------------------------------------------------------
Franklin Templeton Fund, you will generally have a gain or        A redemption is a sale by you to the fund of some or all of your
loss that the IRS requires you to report on your income tax       shares in the fund. The price per share you receive when you
return. If you exchange fund shares held for 90 days or less      redeem fund shares may be more or less than the price at which you
and pay no sales charge, or a reduced sales charge, for the       purchased those shares. An exchange of shares in the fund for
new shares, all or a portion of the sales charge you paid on      shares of another Franklin Templeton Fund is treated as a
the purchase of the shares you exchanged is not included in       redemption of fund shares and then a purchase of shares of the
their cost for purposes of computing gain or loss on the          other fund. When you redeem or exchange your shares, you will
exchange. If you hold your shares for six months or less,         generally have a gain or loss, depending upon whether the amount
any loss you have will be disallowed to the extent of any         you receive for your shares is more or less than your cost or
exempt-interest dividends paid on your shares. Any such loss      other basis in the shares. Please call Fund Information for a free
not disallowed will be treated as a long-term capital loss to     shareholder Tax Information Handbook if you need more information
the extent of any long-term capital gain distributions paid on    on calculating the gain or loss on the redemption or exchange of
your shares. All or a portion of any loss on the redemption or    your shares.
exchange of your shares will be disallowed by the IRS if you      ------------------------------------------------------------------
buy other shares in the fund within 30 days before or after
your redemption or exchange.


STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes. Dividends paid from interest earned on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam) will also be exempt from that state's personal income taxes. A state does not, however, grant tax-free treatment to interest on investments in municipal securities of other states. Corporate taxpayers subject to a state's corporate income or franchise tax may be subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. Each fund in which you are a shareholder will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includible in the tax base for determining the taxable portion of your social security or railroad retirement benefits. The IRS requires you to disclose these exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in a fund.

                                                                   -----------------------------------------------------------------
BACKUP WITHHOLDING. When you open an account, IRS regulations      WHAT IS A BACKUP WITHHOLDING?
require that you provide your taxpayer identification number       -----------------------------------------------------------------
("TIN"), certify that it is correct, and certify that you are      Backup withholding occurs when a fund is required to withhold and
not subject to backup withholding under IRS rules. If you fail     pay over to the IRS 31% of your distributions and redemption
to provide a correct TIN or the proper tax certifications,         proceeds. You can avoid backup withholding by providing the fund
the  IRS requires the fund to withhold 31% of all the              with your TIN, and by completing the tax certifications on your
distributions (including ordinary dividends and capital gain       shareholder application that you were asked to sign when you
distributions), and redemption proceeds paid to you.  The fund     opened your account. However, if the IRS instructs the fund to
is also required to begin backup withholding on your account       begin backup withholding, it is required to do so even if you
if the IRS instructs the fund to do so. The fund reserves the      provided the fund with your TIN and these tax certifications, and
right not to open your account, or, alternatively, to redeem       backup withholding will remain in place until the fund is
your shares at the current Net Asset Value, less any taxes         instructed by the IRS that it is no longer required.
withheld, if you fail to provide a correct TIN, fail to            -----------------------------------------------------------------
provide the proper tax certifications, or the IRS instructs
the fund to begin backup withholding on your account.


THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" AND "APPENDICES - STATE TAX TREATMENT" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The funds are series of the Franklin Tax-Free Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in September 1984, and is registered with the SEC. Except for the Arizona and Florida funds, the funds offer two classes of shares: Franklin Insured Tax-Free Income Fund - Class I, Franklin Massachusetts Insured Tax-Free Income Fund - Class I, Franklin Michigan Insured Tax-Free Income Fund - Class I, Franklin Minnesota Insured Tax-Free Income Fund - Class I, Franklin Ohio Insured Tax-Free Income Fund - Class I, and Franklin Insured Tax-Free Income Fund - Class II, Franklin Massachusetts Insured Tax-Free Income Fund - Class II, Franklin Michigan Insured Tax-Free Income Fund - Class II, Franklin Minnesota Insured Tax-Free Income Fund - Class II, and Franklin Ohio Insured Tax-Free Income Fund - Class II. All shares outstanding before the offering of Class II shares, and all shares of the Arizona and Florida funds, are considered Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT NONE OF THE FUNDS, EXCEPT THE INSURED FUND, CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1.   Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

     o    To open your account: $100*

     o    To add to your account: $25*

     *We  reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.   Make your investment using the table below.


----------------------------- ------------------------------------------------------------------------------
METHOD                        STEPS TO FOLLOW
----------------------------- ------------------------------------------------------------------------------
BY MAIL                       For an initial investment:

                                   Return the application to the fund with your check made payable to the fund.

                              For additional investments:

                                   Send a check made payable to the fund. Please include your account number on the check.
----------------------------- ------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------
BY WIRE                       1.   Call Shareholder Services or, if that number is busy, call
                                   1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                              2.   For an initial investment you must also return your signed shareholder application to the fund.

                              IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.
----------------------------- ------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------
THROUGH YOUR DEALER           Call your investment representative
----------------------------- ------------------------------------------------------------------------------


CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                      CLASS I                                                    CLASS II
o   Higher front-end sales charges than Class II                 o   Lower front-end sales charges than Class I shares
    shares. There are several ways to reduce these
    charges, as described below. There is no front-end
    sales charge for purchases of $1 million or more.*

o   Contingent Deferred Sales Charge on purchases of             o   Contingent Deferred Sales Charge on purchases sold
    $1 million or more sold within one year                          within 18 months

 o  Lower annual expenses than Class II shares                   o   Higher annual expenses than Class I shares


*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.


PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.


                                          TOTAL SALES CHARGE      AMOUNT PAID TO
                                          AS A PERCENTAGE OF       DEALER AS A
                                         --------------------
AMOUNT OF PURCHASE                   OFFERING         NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                     PRICE            INVESTED   OFFERING PRICE
--------------------------------------------------------------------------------
CLASS I
Under $100,000                          4.25%            4.44%         4.00%
$100,000 but less than $250,000         3.50%            3.63%         3.25%
$250,000 but less than $500,000         2.75%            2.83%         2.50%
$500,000 but less than $1,000,000       2.15%            2.20%         2.00%
$1,000,000 or more*                     None             None          None

CLASS II
Under $1,000,000*                       1.00%            1.01%         1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."


SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,


o    Has a purpose other than buying fund shares at a discount,


o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the SAME CLASS of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the SAME CLASS of shares. This waiver does not apply to exchanges.

     If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3.   Dividend or capital gain  distributions from a real estate investment trust
     (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

4. Registered Securities Dealers and their affiliates, for their investment accounts only

5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

8.   Accounts managed by the Franklin Templeton Group

9. Certain unit investment trusts and their holders reinvesting distributions from the trusts


OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.   Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.


A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.


FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.


---------------------------- ------------------------------------------------------------------------------
METHOD                       STEPS TO FOLLOW
---------------------------- ------------------------------------------------------------------------------
BY MAIL                      1. Send us signed written instructions
                             2. Include any outstanding share certificates for the shares you want to exchange
---------------------------- ------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------
BY PHONE                     Call Shareholder Services or TeleFACTS(R)

                             - If you do not want the ability to exchange by phone to apply to your account, please let us know.
---------------------------- ------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------
THROUGH YOUR DEALER          Call your investment representative
---------------------------- ------------------------------------------------------------------------------



Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?


You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.



If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"


EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the SAME CLASS, except as noted below.


o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.


o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
     (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Currently, none of the funds, except the Insured Fund, allow investments by Market Timers. Some of the other funds in the Franklin Templeton Funds may also not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES


Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the funds, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of a fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of a fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.




--------------------------- ------------------------------------------------------------------------------
METHOD                      STEPS TO FOLLOW
--------------------------- ------------------------------------------------------------------------------
BY MAIL                     1. Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                            o   The name, address and telephone number of the bank where you want the proceeds sent
                            o   Your bank account number
                            o   The Federal Reserve ABA routing number
                            o   If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                            2.  Include any outstanding share certificates for the shares you are selling

                            3.  Provide a signature guarantee if required

                            4.  Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

--------------------------- ------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------
BY PHONE                    Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                            Telephone requests will be accepted:

                            o   If the request is $50,000 or less. Institutional accounts may exceed
                                $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.
                            o   If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund
                            o   Unless the address on your account was changed by phone within the last 15 days

                            If you do not want the ability to redeem by phone to apply to your account, please let us know.

--------------------------- ------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------
THROUGH YOUR DEALER         Call your investment representative
--------------------------- ------------------------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.


The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o    Account fees


o Redemptions by a fund when an account falls below the minimum required account size


o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

The funds declare dividends from their net investment income daily and pay them monthly on or about the 20th day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed twice a year, usually once in December and once after the end of the fund's fiscal year.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before a fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS


You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the SAME CLASS of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund.


HOW AND WHEN SHARES ARE PRICED


The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,


o    The fund's name,


o    The class of shares,

o    A description of the request,

o    For exchanges, the name of the fund you are exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES


We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS


You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.


JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


------------------------- ----------------------------------------------------------------------------------
TYPE OF ACCOUNT           DOCUMENTS REQUIRED
------------------------- ----------------------------------------------------------------------------------
CORPORATION               Corporate Resolution
------------------------- ----------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------
PARTNERSHIP               1. The pages from the partnership agreement that identify the general partners, or
                          2. A certification for a partnership agreement
------------------------- ----------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------
TRUST                     1. The pages from the trust document that identify the trustees, or
                          2. A certification for trust
------------------------- ----------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.


KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking account to a fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of a fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY


You may have money transferred from your paycheck to a fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


ELECTRONIC FUND TRANSFERS - CLASS I ONLY


You may choose to have dividend and capital gain distributions from Class I shares of a fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)


From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;


o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.


You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:


                                      Code Number
                               CLASS I          CLASS II
--------------------------------------------------------
Arizona Fund                    177                  -
Florida Fund                    178                  -
Insured Fund                    121                221
Massachusetts Fund              118                218
Michigan Fund                   119                219
Minnesota Fund                  120                220
Ohio Fund                       122                222


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the funds may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES


The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The funds, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                                         HOURS OF OPERATION
                                                         (PACIFIC TIME)
DEPARTMENT NAME                  TELEPHONE NO.           (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services             1-800/632-2301          5:30 a.m. to 5:00 p.m.
Dealer Services                  1-800/524-4040          5:30 a.m. to 5:00 p.m.
Fund Information                 1-800/DIAL BEN          5:30 a.m. to 8:00 p.m.
                                 (1-800/342-5236)        6:30 a.m. to 2:30 p.m.
                                                         (Saturday)
Retirement Plan Services         1-800/527-2020          5:30 a.m. to 5:00 p.m.
Institutional Services           1-800/321-8563          6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)           1-800/851-0637          5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


ADVISERS - Franklin Advisers, Inc., the funds' investment manager


BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I AND CLASS II - Each fund, except the Arizona and Florida funds, offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Arizona and Florida funds are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended


CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.


FITCH - Fitch Investors Service, Inc.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


TELEFACTS(R) - Franklin Templeton's automated customer servicing system

U.S. - United States


WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.










PROSPECTUS & APPLICATION
FRANKLIN TAX-FREE TRUST
JULY 1, 1998
FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN TEXAS TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND

INVESTMENT STRATEGY: TAX-FREE INCOME

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated July 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN TAX-FREE TRUST
July 1, 1998


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


TABLE OF CONTENTS

ABOUT THE FUNDS

Expense Summary..........................................
Financial Highlights.....................................
How Do the Funds Invest Their Assets?....................
What Are the Risks of Investing in the Funds?............
Who Manages the Funds?...................................
How Do the Funds Measure Performance?....................
How Taxation Affects the Funds and Their Shareholders....
How Is the Trust Organized?.....................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive From the Funds?.......
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY
Useful Terms and Definitions.............................


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN


ABOUT THE FUNDS

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each fund for the fiscal year ended February 28, 1998. Each fund's actual expenses may vary.

                                                                                                   North
                      Alabama    Florida   Georgia   Kentucky    Louisiana   Maryland   Missouri   Carolina   Texas    Virginia
                      FUND       FUND      FUND      FUND        FUND        FUND       FUND       FUND        FUND    FUND
------------------------------------------------------------------------------------------------------------------------------------
A. SHAREHOLDER TRANSACTION EXPENSES+

CLASS I
Maximum Sales Charge
(as a percentage of
Offering Price)         4.25%      4.25%    4.25%     4.25%       4.25%        4.25%     4.25%      4.25%      4.25%    4.25%

Paid at time
of purchase++           4.25%      4.25%    4.25%     4.25%       4.25%        4.25%     4.25%      4.25%      4.25%    4.25%

Paid at
Redemption++++          NONE       NONE     NONE      NONE        NONE         NONE      NONE       NONE       NONE     NONE

CLASS II
Maximum Sales Charge
(as a percentage of
Offering Price)         1.99%      1.99%    1.99%       -         1.99%        1.99%     1.99%      1.99%      1.99%    1.99%

Paid at time
of purchase+++          1.00%      1.00%    1.00%       -         1.00%        1.00%     1.00%      1.00%      1.00%    1.00%

Paid at
Redemption++++          0.99%      0.99%    0.99%       -         0.99%        0.99%     0.99%      0.99%      0.99%    0.99%

B. ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

CLASS I
Management Fees         0.56%      0.47%    0.59%     0.63%*      0.60%        0.56%     0.54%      0.54%      0.60%    0.53%

Rule 12b-1 Fees**       0.09%      0.09%    0.09%     0.10%       0.09%        0.09%     0.09%      0.09%      0.08%    0.09%

Other Expenses          0.07%      0.05%    0.08%     0.08%       0.07%        0.09%     0.08%      0.07%      0.08%    0.07%
                        -----------------------------------------------------------------------------------------------------

Total Fund Operating
Expenses                0.72%      0.61%    0.76%     0.81%*      0.76%        0.74%     0.71%      0.70%      0.76%    0.69%
                        =====================================================================================================

CLASS II
Management Fees         0.56%      0.47%    0.59%       -         0.60%        0.56%     0.54%      0.54%      0.60%    0.53%

Rule 12b-1 Fees**       0.65%      0.65%    0.65%       -         0.65%        0.65%     0.65%      0.65%      0.65%    0.65%

Other Expenses          0.07%      0.05%    0.08%     -           0.07%        0.09%     0.08%      0.07%      0.08%    0.07%
                        -----------------------------------------------------------------------------------------------------

Total Fund Operating
Expenses                1.28%***   1.17%    1.32%     -           1.32%        1.30%     1.27%      1.26%      1.33%    1.25%
                        =====================================================================================================


C. EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                                                                                                   North
                      Alabama    Florida   Georgia   Kentucky    Louisiana   Maryland   Missouri   Carolina   Texas    Virginia
                      FUND       FUND      FUND      FUND        FUND        FUND       FUND       FUND        FUND    FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I

1 Year****            $ 50       $ 48      $ 50      $ 50         $ 50        $ 50      $ 49       $ 49       $ 50     $ 49
3 Years               $ 65       $ 61      $ 66      $ 67         $ 66        $ 65      $ 64       $ 64       $ 66     $ 64
5 Years               $ 81       $ 75      $ 83      $ 86         $ 83        $ 82      $ 80       $ 80       $ 83     $ 79
10 Years              $128       $115      $133      $138         $133        $130      $127       $126       $133     $125

CLASS II

1 Year                $ 33       $ 32      $ 33         -         $ 33        $ 33      $ 33       $ 33       $ 33      $33
3 Years               $ 50       $ 47      $ 51         -         $ 51        $ 51      $ 50       $ 50       $ 52      $49
5 Years               $ 80       $ 74      $ 82         -         $ 82        $ 81      $ 79       $ 78       $ 82      $78
10 Years              $164       $151      $167         -         $167        $165      $162       $161       $169     $160

For the same Class II investment, you would pay projected expenses of $22 for the Florida Fund and $23 for each of the remaining funds if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees were 0.17% and total operating expenses were 0.35%.
**These fees may not exceed 0.10% for Class I and 0.65% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Class II total fund operating expenses are different than the ratio of expenses to average net assets shown under "Financial Highlights" due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.
***Assumes a Contingent Deferred Sales Charge will not apply.


FINANCIAL HIGHLIGHTS


This table summarizes each fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the funds' independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.


ALABAMA FUND - CLASS I

YEAR ENDED FEB. 28           1998     1997     1996    1995     1994      1993      1992       1991       1990     1989
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year           $11.73   $11.73   $11.31   $11.80  $11.71    $11.00    $10.75     $10.74     $10.59   $10.54
                            --------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income        .64      .65      .66      .66     .66       .68       .66        .71        .75      .79
  Net realized & unrealized
  gains (losses)               .36      .01      .42     (.50)    .09       .71       .35        .07        .17      .01
                            --------------------------------------------------------------------------------------------
Total from investment
operations                    1.00      .66     1.08      .16     .75      1.39      1.01        .78        .92      .80
                            --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (.65)    (.66)    (.66)    (.65)   (.66)     (.68)     (.76)      (.77)      (.77)    (.72)
  Net realized gains          (.10)       -        -        -       -         -         -          -          -     (.02)
                            --------------------------------------------------------------------------------------------
Total distributions           (.75)    (.66)    (.66)    (.65)   (.66)     (.68)     (.76)      (.77)      (.77)    (.75)
                            --------------------------------------------------------------------------------------------
Net asset value,
end of year                 $11.98   $11.73   $11.73   $11.31  $11.80    $11.71    $11.00     $10.75     $10.74   $10.59
                            ============================================================================================

Total return*                 8.79%    5.84%    9.74%    1.54%   6.35%    12.84%     9.51%      7.27%      8.61%    7.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
year (000's)               $216,982  $193,466  $185,981 $170,051 $178,414 $144,480  $96,254   $50,182     $21,685  $6,079
Ratios to average net assets:
  Expenses                     .72%     .71%     .72%     .72%    .64%      .68%      .71%       .70%       .42%       -%
  Expenses excluding
  waiver and payments
  by affiliate                 .72%     .71%     .72%     .72%    .64%      .68%      .71%       .72%       .72%     .74%
  Net investment income       5.39%    5.62%    5.69%    5.88%   5.62%     6.04%     6.21%      6.45%      6.69%    7.33%
Portfolio turnover rate      10.44%   15.47%   12.39%   19.85%  14.87%    11.27%     1.21%     28.36%      4.97%   12.70%


ALABAMA FUND - CLASS II

YEAR ENDED FEB. 28                                   1998              1997           1996***
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                  $11.78            $11.77         $11.36
                                                    -------------------------------------------
Income from investment operations:
  Net investment income                                .58               .59            .49
  Net realized & unrealized gains                      .36               .01            .41
                                                    -------------------------------------------
Total from investment operations                       .94               .60            .90
                                                    -------------------------------------------
Less distributions from:
  Net investment income                               (.58)             (.59)          (.49)
  Net realized gains                                  (.10)                -              -
                                                    -------------------------------------------
Total distributions                                   (.68)             (.59)          (.49)
                                                    -------------------------------------------
Net asset value, end of year                        $12.04            $11.78         $11.77
                                                    ===========================================

Total return*                                         8.23%             5.28%          8.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                      $9,469            $5,683         $1,662
Ratios to average net assets:
  Expenses                                            1.29%             1.28%          1.29%**
  Net investment income                               4.80%             5.05%          5.09%**
Portfolio turnover rate                              10.44%            15.47%         12.39%


FLORIDA FUND - CLASS I

YEAR ENDED FEB. 28           1998     1997     1996    1995     1994      1993      1992       1991       1990     1989
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year           $11.59   $11.69   $11.35   $11.77  $11.68    $11.04    $10.75     $10.73     $10.59   $10.61
                            --------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income        .64      .67      .69      .69     .70       .71       .71        .73        .73      .81
  Net realized & unrealized
  gains (losses)               .30     (.08)     .34     (.44)    .09       .65       .35        .09        .23     (.04)
                            --------------------------------------------------------------------------------------------
Total from investment
operations                     .94      .59     1.03      .25     .79      1.36      1.06        .82        .96      .77
                            --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (.65)    (.69)    (.69)    (.67)   (.70)     (.72)     (.77)      (.80)      (.82)    (.78)
  In excess of net
  investment income           (.01)       -        -        -       -         -         -          -          -     (.01)
                            --------------------------------------------------------------------------------------------
Total distributions           (.66)    (.69)    (.69)    (.67)   (.70)     (.72)     (.77)      (.80)      (.82)    (.79)
                            --------------------------------------------------------------------------------------------
Net asset value,
end of year                 $11.87   $11.59   $11.69   $11.35  $11.77    $11.68    $11.04     $10.75     $10.73   $10.59
                            ============================================================================================

Total return*                 8.37%    5.20%    9.28%    2.36%   6.63%    12.45%    10.02%      7.69%      8.98%    7.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
of year (millions)            $1,650   $1,458   $1,354   $1,265  $1,362   $1,165    $886        $606       $302      $34
Ratios to average net assets:
  Expenses                     .61%     .60%     .60%     .59%    .52%      .54%      .54%       .57%       .66%     .24%
  Expenses excluding waiver
  and payments by affiliate    .61%     .60%     .60%     .59%    .52%      .54%      .54%       .57%       .66%     .74%
  Net investment income       5.45%    5.78%    5.93%    6.15%   5.90%     6.30%     6.60%      6.76%      6.40%    6.42%
Portfolio turnover rate       5.60%   12.00%   11.78%   14.34%  11.77%    11.72%    16.69%     10.80%      8.50%    8.64%


FLORIDA FUND - CLASS II

YEAR ENDED FEB. 28                                   1998              1997           1996***
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                  $11.67            $11.76          $11.37
                                                    -------------------------------------------
Income from investment operations:
  Net investment income                                .60               .60             .52
  Net realized & unrealized
  gains (losses)                                       .29              (.07)            .38
                                                    -------------------------------------------
Total from investment operations                       .89               .53             .90
                                                    -------------------------------------------
Less distributions from:
 Net investment income                                (.59)             (.62)           (.51)
 In excess of net investment income                   (.01)                -                -
                                                    -------------------------------------------
Total distributions                                   (.60)             (.62)           (.51)
                                                    -------------------------------------------
Net asset value, end of year                        $11.96            $11.67          $11.76
                                                    ===========================================

Total return*                                         7.80%             4.65%           8.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                     $56,027           $23,556          $7,644
Ratios to average net assets:
  Expenses                                            1.17%             1.17%           1.18%**
  Net investment income                               4.88%             5.17%           5.33%**
Portfolio turnover rate                               5.60%            12.00%          11.78%


GEORGIA FUND - CLASS I

YEAR ENDED FEB. 28           1998     1997     1996     1995     1994     1993      1992       1991       1990     1989
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year           $11.86   $11.88   $11.54   $12.00  $11.85    $11.18    $10.94     $10.90     $10.59   $10.55
                            --------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income        .63      .65      .66      .66     .66       .68       .65        .72        .79      .80
  Net realized & unrealized
  gains (losses)               .27     (.02)     .34     (.46)    .15       .66       .35        .10        .26     (.03)
                            --------------------------------------------------------------------------------------------
Total from investment
operations                     .90      .63     1.00      .20     .81      1.34      1.00        .82       1.05      .77
                            --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (.64)1   (.65)    (.66)    (.66)   (.66)     (.67)     (.76)      (.78)      (.74)    (.72)
  Net realized gains             -        -        -        -       -         -         -          -          -     (.01)
                            --------------------------------------------------------------------------------------------
Total distributions           (.64)1   (.65)    (.66)    (.66)   (.66)     (.67)     (.76)      (.78)      (.74)    (.73)
                            --------------------------------------------------------------------------------------------
Net asset value,
end of year                 $12.12   $11.86   $11.88   $11.54  $12.00    $11.85    $11.18     $10.94     $10.90   $10.59
                            ============================================================================================

Total return*                 7.75%    5.47%    8.90%    1.87%   6.77%    12.09%     9.32%      7.53%      9.94%    7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year (000's)            $149,642   $139,903  $130,380 $116,771 $120,882 $91,017  $68,546    $32,011   $13,877   $5,640
Ratios to average net assets:
  Expenses                     .76%     .75%     .77%     .76%    .69%      .71%      .72%       .56%       .09%       -%
  Expenses excluding waiver
  and payments by affiliate    .76%     .75%     .77%     .76%    .69%      .71%      .72%       .74%       .74%     .76%
  Net investment income       5.28%    5.49%    5.58%    5.76%   5.48%     5.91%     6.11%      6.53%      7.07%    7.31%
Portfolio turnover rate      14.77%   17.47%   10.98%   36.17%  16.75%    17.10%     6.18%      1.20%     14.43%   12.23%


GEORGIA FUND - CLASS II

YEAR ENDED FEB. 28                                   1998              1997            1996***
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                  $11.92            $11.92           $11.57
                                                    -------------------------------------------
Income from investment operations:
  Net investment income                                .57               .58              .50
  Net realized & unrealized
  gains (losses)                                       .27              (.01)             .34
                                                    -------------------------------------------
Total from investment operations                       .84               .57              .84
                                                    -------------------------------------------
Less distributions from net investment income         (.57)             (.57)            (.49)
                                                    -------------------------------------------
Net asset value, end of year                        $12.19            $11.92           $11.92
                                                    ===========================================

Total return*                                         7.19%             4.97%            7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                      $9,107            $4,484           $1,335
Ratios to average net assets:
  Expenses                                            1.32%             1.32%            1.34%**
  Net investment income                               4.72%             4.87%            5.04%**
Portfolio turnover rate                              14.77%            17.47%           10.98%


KENTUCKY FUND

YEAR ENDED FEB. 28                           1998         1997       1996        1995      1994       1993       19922
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year          $11.05       $11.04     $10.54      $11.18    $11.05     $10.30     $10.00
                                            ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .61          .61        .62         .61       .63        .57        .15
  Net realized & unrealized
  gains (losses)                               .40          .01        .50        (.62)      .16        .83        .16
                                            ----------------------------------------------------------------------------
Total from investment operations              1.01          .62       1.12        (.01)      .79       1.40        .31
                                              --------------------------------------------------------------------------
Less distributions from net
investment income                             (.61)        (.61)      (.62)       (.63)     (.66)      (.65)      (.01)
                                            ----------------------------------------------------------------------------
Net asset value, end of year                $11.45       $11.05     $11.04      $10.54    $11.18     $11.05     $10.30
                                            ============================================================================

Total return*                                 9.38%        5.86%     10.73%        .11%     7.07%     13.81%      8.37%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)              $54,211      $44,289    $38,991      $32,831   $28,057   $11,678    $3,032
Ratios to average net assets:
  Expenses                                     .35%         .34%       .33%        .29%        -%         -%         -%
  Expenses excluding waiver and
  payments by affiliate                        .81%         .81%       .82%        .80%      .71%       .81%       .82%**
  Net investment income                       5.40%        5.63%      5.65%       5.94%     5.73%      6.11%      3.52%**
Portfolio turnover rate                      26.61%       24.81%     31.89%      32.92%    13.22%     18.41%     53.90%


LOUISIANA FUND - CLASS I

YEAR ENDED FEB. 28           1998     1997     1996    1995     1994      1993      1992       1991       1990     1989
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year           $11.32   $11.32   $11.03   $11.56  $11.57    $10.90    $10.68     $10.58     $10.39   $10.41
                            ---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income        .63      .65      .66      .66     .67       .69       .67        .71        .78      .78
  Net realized & unrealized
  gains (losses)               .30        -      .28     (.55)   (.01)      .67       .33        .18        .20     (.03)
                            ---------------------------------------------------------------------------------------------
Total from investment
operations                     .93      .65      .94      .11     .66      1.36      1.00        .89        .98      .75
                            ---------------------------------------------------------------------------------------------
Less distributions from net
investment income             (.64)    (.65)    (.65)    (.64)   (.67)     (.69)     (.78)      (.79)      (.79)    (.77)
                            ---------------------------------------------------------------------------------------------
Net asset value,
end of year                 $11.61   $11.32   $11.32   $11.03  $11.56    $11.57    $10.90     $10.68     $10.58   $10.39
                            =============================================================================================

Total return*                 8.46%    5.94%    8.75%    1.14%   5.63%    12.61%     9.49%      8.50%      9.41%    7.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
year (000's)               $134,922  $112,981  $107,461  $104,980  $115,971  $95,368  $72,923   $35,862   $17,696  $4,257
Ratios to average net assets:
  Expenses                     .76%     .76%     .78%     .75%    .68%      .70%      .70%       .56%       .04%       -%
  Expenses excluding waiver
  and payments by affiliate    .76%     .76%     .78%     .75%    .68%      .70%      .70%       .72%       .70%     .73%
  Net investment income       5.50%    5.76%    5.89%    5.98%   5.70%     6.18%     6.33%      6.60%      7.10%    7.33%
Portfolio turnover rate      15.26%   13.68%    5.23%   32.28%  17.63%    23.37%    10.51%      0.76%     16.65%    5.91%


LOUISIANA FUND - CLASS II

YEAR ENDED FEB. 28                                   1998              1997             1996***
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,  beginning of year                 $11.37            $11.37           $11.01
                                                    --------------------------------------------
Income from investment operations:
  Net investment income                                .57               .58              .49
  Net realized & unrealized gains                      .32                 -              .35
                                                    --------------------------------------------
Total from investment operations                       .89               .58              .84
                                                    --------------------------------------------
Less distributions from net investment income         (.58)             (.58)            (.48)
                                                    --------------------------------------------
Net asset value, end of year                        $11.68            $11.37           $11.37
                                                    ============================================

Total return*                                         8.02%             5.27%            7.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                     $4,469             $3,004           $1,438
Ratios to average net assets:
  Expenses                                            1.32%             1.33%            1.35%**
  Net investment income                               4.95%             5.29%            5.27%**
Portfolio turnover rate                              15.26%            13.68%            5.23%


MARYLAND FUND - CLASS I

YEAR ENDED FEB. 28           1998     1997     1996    1995     1994      1993      1992       1991       1990     19893
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year           $11.33   $11.38   $10.92   $11.36  $11.27    $10.60    $10.37     $10.31     $10.07   $10.00
                            ----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income        .59      .61      .62      .63     .64       .65       .64        .68        .72      .18
  Net realized & unrealized
  gains (losses)               .32     (.03)     .47     (.45)    .09       .67       .30        .10        .19     (.05)
                            ----------------------------------------------------------------------------------------------
Total from investment
operations                     .91      .58     1.09      .18     .73      1.32       .94        .78        .91      .13
                            ----------------------------------------------------------------------------------------------
Less distributions from net
investment income             (.60)4   (.63)    (.63)    (.62)   (.64)     (.65)     (.71)      (.72)      (.67)    (.06)
                            ----------------------------------------------------------------------------------------------
Net asset value,
end of year                 $11.64   $11.33   $11.38   $10.92  $11.36    $11.27    $10.60     $10.37     $10.31   $10.07
                            ==============================================================================================

Total return*                 8.27%    5.24%   10.18%    1.78%   6.40%    12.64%     9.21%      7.57%      9.01%    2.98%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year (000's)           $213,005  $185,234 $175,078  $153,145  $156,683  $115,873   $71,538   $33,421   $14,004   $3,313
Ratios to average net assets:
  Expenses                     .74%     .73%     .74%     .73%    .66%      .71%      .71%       .54%       .07%       -%
  Expenses excluding waiver
  and payments by affiliate    .74%     .73%     .74%     .73%    .66%      .71%      .71%       .73%       .73%     .65%**
  Net investment income       5.20%    5.42%    5.56%    5.86%   5.58%     6.00%     6.15%      6.50%      6.84%    4.26%**
Portfolio turnover rate       3.19%   12.71%    8.11%   20.30%  18.38%    14.73%    16.65%     12.14%      6.03%   11.78%


MARYLAND FUND - CLASS II

YEAR ENDED FEB. 28                                   1998              1997             1996***
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                  $11.40            $11.44           $10.93
                                                    -------------------------------------------
Income from investment operations:
  Net investment income                                .54               .55              .47
  Net realized & unrealized gains (losses)             .31              (.03)             .51
                                                    -------------------------------------------
Total from investment operations                       .85               .52              .98
                                                    -------------------------------------------
Less distributions from net investment income         (.53)             (.56)            (.47)
                                                    -------------------------------------------
Net asset value, end of year                        $11.72            $11.40           $11.44
                                                    ===========================================

Total return*                                         7.70%             4.68%            9.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                     $10,515            $5,084            $913
Ratios to average net assets:
  Expenses                                            1.30%             1.27%            1.31%**
  Net investment income                               4.63%             4.78%            4.95%**
Portfolio turnover rate                               3.19%            12.71%            8.11%


MISSOURI FUND - CLASS I

YEAR ENDED FEB. 28           1998     1997     1996    1995     1994      1993      1992       1991       1990     1989
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year           $11.83   $11.94   $11.44   $11.94  $11.75    $11.07    $10.74     $10.64     $10.44   $10.35
                            ----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income        .64      .65      .65      .65     .66       .68       .65        .69        .74      .78
  Net realized & unrealized
  gains (losses)               .44     (.07)     .49     (.50)    .21       .68       .41        .15        .20      .02
                            ----------------------------------------------------------------------------------------------
Total from investment
operations                    1.08      .58     1.14      .15     .87      1.36      1.06        .84        .94      .80
                            ----------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (.64)    (.65)    (.64)    (.65)   (.68)     (.68)     (.73)      (.74)      (.74)    (.71)
  Net realized gains          (.04)    (.04)       -        -       -         -         -          -          -        -
                            ----------------------------------------------------------------------------------------------
Total distributions           (.68)    (.69)    (.64)    (.65)   (.68)     (.68)     (.73)      (.74)      (.74)    (.71)
                            ----------------------------------------------------------------------------------------------
Net asset value,
end of year                 $12.23   $11.83   $11.94   $11.44  $11.94    $11.75    $11.07     $10.74     $10.64   $10.44
                            ==============================================================================================

Total return*                 9.43%    5.06%   10.23%    1.44%   7.29%    12.40%    10.04%      7.96%      8.94%    7.74%
RATIOS/SUPPLEMENTAL DATA
Net assets,
end of year (000's)          $308,045  $269,564 $247,522 $227,442 $228,149 $164,122 $110,940  $55,560    $28,479   $7,996
Ratios to average net assets:
  Expenses                     .71%     .70%     .71%     .70%    .64%      .67%      .71%       .72%       .40%       -%
  Expenses excluding waiver
  and payments by affiliate    .71%     .70%     .71%     .70%    .64%      .67%      .71%       .72%       .72%     .77%
  Net investment income       5.32%    5.56%    5.58%    5.75%   5.55%     6.03%     6.21%      6.42%      6.66%    7.30%
Portfolio turnover rate      14.30%   21.81%   18.27%   19.84%  11.02%    10.28%    16.40%     40.08%      8.69%    7.15%


MISSOURI FUND - CLASS II

YEAR ENDED FEB. 28                                              1998            1997           1996***
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                              $11.85           $11.97         $11.47
                                                                ---------------------------------------
Income from investment operations:
  Net investment income                                            .58              .57            .48
  Net realized & unrealized
  gains (losses)                                                   .45             (.07)           .50
                                                                ---------------------------------------
Total from investment operations                                  1.03              .50            .98
                                                                ---------------------------------------
Less distributions from:
 Net investment income                                            (.57)            (.58)          (.48)
 Net realized gains                                               (.04)            (.04)             -
                                                                ---------------------------------------
Total distributions                                               (.61)            (.62)          (.48)
                                                                ---------------------------------------
Net asset value, end of year                                    $12.27           $11.85         $11.97
                                                                =======================================

Total return*                                                     8.96%            4.32%          8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                  $10,045        $4,295          $1,325
Ratios to average net assets:
  Expenses                                                        1.27%            1.27%          1.27%**
  Net investment income                                           4.75%            4.92%          4.94%**
Portfolio turnover rate                                          14.30%           21.81%         18.27%


NORTH CAROLINA FUND - CLASS I

YEAR ENDED FEB. 28                1998     1997     1996     1995     1994    1993     1992     1991     1990    1989
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year                $11.73  $11.75   $11.37   $11.92   $11.88   $11.12  $10.86   $10.79   $10.55   $10.46
                                 --------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income             .62     .64      .64      .65      .65      .67     .64      .70      .74      .77
  Net realized & unrealized
  gains (losses)                    .38    (.03)     .39     (.55)     .05      .75     .35      .12      .22      .06
                                 --------------------------------------------------------------------------------------
Total from investment
operations                         1.00     .61     1.03      .10      .70     1.42     .99      .82       .96     .83
                                 --------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.62)   (.63)    (.65)1   (.65)    (.66)    (.66)   (.73)    (.74)    (.72)    (.72)
  Net realized gains                  -       -        -        -        -       -        -     (.01)       -     (.02)
                                 --------------------------------------------------------------------------------------
Total distributions                (.62)   (.63)    (.65)1   (.65)    (.66)    (.66)   (.73)    (.75)    (.72)    (.74)
                                 --------------------------------------------------------------------------------------
Net asset value,
end of year                      $12.11  $11.73   $11.75   $11.37   $11.92   $11.88  $11.12   $10.86   $10.79   $10.55
                                 ======================================================================================

Total return*                      8.78%   5.38%    9.28%    1.06%    5.81%   12.97%   9.28%    7.66%    9.06%    7.98%

RATIOS/SUPPLEMENTAL DATA
Net assets,
end of year (000's)            $297,406  $260,979  $247,031 $216,263 $215,540 $156,517 $106,960 $50,328 $24,746 $10,346
Ratios to average net assets:
  Expenses                          .70%    .70%     .71%     .70%     .63%     .67%    .71%     .74%     .50%       -%
  Expenses excluding waiver
  and payments by affiliate         .70%    .70%     .71%     .70%     .63%     .67%    .71%     .74%     .71%     .74%
  Net investment income            5.24%   5.47%    5.52%    5.75%    5.44%    5.86%   6.03%    6.37%    6.68%    7.09%
Portfolio turnover rate            9.95%   9.98%   25.19%   25.05%    3.86%    8.48%   3.16%    7.99%   11.80%   12.35%


NORTH CAROLINA FUND - CLASS II

YEAR ENDED FEB. 28                                              1998      1997      1996***
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                             $11.79    $11.80    $11.41
                                                               ----------------------------
Income from investment operations:
  Net investment income                                           .56       .57       .49
  Net realized & unrealized gains (losses)                        .39      (.02)      .38
                                                               ----------------------------
Total from investment operations                                  .95       .55       .87
                                                               ----------------------------
Less distributions from net investment income                    (.56)     (.56)     (.48)
                                                               ----------------------------
Net asset value, end of year                                   $12.18    $11.79    $11.80
                                                               ============================

Total return*                                                    8.22%     4.83%     7.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                 $20,043   $9,607    $2,430
Ratios to average net assets:
  Expenses                                                       1.26%     1.26%     1.28%**
  Net investment income                                          4.69%     4.85%     4.90%**
Portfolio turnover rate                                          9.95%     9.98%    25.19%


TEXAS FUND - CLASS I

YEAR ENDED FEB. 28           1998     1997     1996    1995     1994     1993    1992     1991     1990     1989
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year           $11.37   $11.58   $11.25   $11.72  $11.69   $11.03  $10.77     $10.74  $10.59   $10.56
                            ---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income        .62      .66      .67      .68     .69      .69     .67        .73     .84      .78
  Net realized & unrealized
  gains (losses)               .36     -         .34     (.49)    .03      .66     .37        .10     .11      .04
                            ---------------------------------------------------------------------------------------
Total from investment
operations                     .98      .66     1.01      .19     .72     1.35    1.04        .83     .95      .82
                            ---------------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (.63)    (.67)    (.68)    (.66)   (.69)    (.69)   (.78)      (.80)   (.80)    (.79)
  In excess of net investment
  income                      (.01)       -        -        -       -        -       -          -       -        -
  Net realized gains          (.03)    (.20)       -        -       -        -       -          -       -        -
                            ---------------------------------------------------------------------------------------
Total distributions           (.67)    (.87)    (.68)    (.66)   (.69)    (.69)   (.78)      (.80)   (.80)    (.79)
                            ---------------------------------------------------------------------------------------
Net asset value,
end of year                 $11.68   $11.37   $11.58   $11.25  $11.72   $11.69  $11.03     $10.77  $10.74   $10.59
                            ---------------------------------------------------------------------------------------

Total Return*                 8.91%    5.91%    9.15%    1.80%   6.09%   12.41%   9.84%      7.81%   8.95%    7.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year (000's)             $130,578 $126,612 $129,702 $130,684 $148,684 $139,389 $123,722  $29,036  $6,094   $2,356
Ratios to average net assets:
  Expenses                     .76%     .75%     .76%     .73%    .65%     .66%    .70%       .40%      -%       -%
  Expenses excluding waiver
  and payments by affiliate    .76%     .75%     .76%     .73%    .65%     .66%    .70%       .75%    .71%     .76%
  Net investment income       5.44%    5.70%    5.86%    6.05%   5.85%    6.15%   6.14%      6.46%   7.26%    7.65%
Portfolio turnover rate      34.52%   35.57%   18.38%    6.36%  20.18%   12.33%   6.44%      0.55%   3.53%    6.95%


TEXAS FUND - CLASS II

YEAR ENDED FEB. 28                                              1998            1997           1996***
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                             $11.49          $11.68         $11.27
                                                               ----------------------------------------
Income from investment operations:
  Net investment income                                           .58             .60            .51
  Net realized & unrealized
  gains                                                           .35             .02            .40
                                                               ----------------------------------------
Total from investment operations                                  .93             .62            .91
                                                               ----------------------------------------
Less distributions from:
  Net investment income                                          (.58)1          (.61)          (.50)
  Net realized gains                                             (.03)           (.20)             -
                                                               ----------------------------------------
Total distributions                                              (.61)           (.81)          (.50)
                                                               ----------------------------------------
Net asset value, end of year                                   $11.81          $11.49         $11.68
                                                               ========================================

Total return*                                                    8.91%           5.48%          8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                 $2,076           $740            $79
Ratios to average net assets:
  Expenses                                                       1.33%           1.32%          1.33%**
  Net investment income                                          4.79%           5.03%          5.23%**
Portfolio turnover rate                                         34.52%          35.57%         18.38%


VIRGINIA FUND - CLASS I

YEAR ENDED FEB. 28           1998     1997     1996    1995       1994       1993       1992       1991       1990     1989
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year           $11.65   $11.72   $11.33   $11.82     $11.69     $10.98    $10.70     $10.63     $10.43   $10.45
                            ------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income        .62      .65      .66      .66        .67        .67       .66        .69        .73      .77
  Net realized & unrealized
  gains (losses)               .35     (.07)     .38     (.50)       .14        .70       .36        .14        .23     (.03)
                            ------------------------------------------------------------------------------------------------
Total from investment
operations                     .97      .58     1.04      .16        .81       1.37      1.02        .83        .96      .74
                            ------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (.64)    (.64)    (.65)    (.65)      (.68)      (.66)     (.74)      (.76)      (.76)    (.76)
  Net realized gains          (.10)    (.01)       -        -          -          -         -          -          -        -
                            ------------------------------------------------------------------------------------------------
Total distributions           (.74)    (.65)    (.65)    (.65)      (.68)      (.66)     (.74)      (.76)      (.76)    (.76)
                            ------------------------------------------------------------------------------------------------
Net asset value,
end of year                 $11.88   $11.65   $11.72   $11.33     $11.82     $11.69    $10.98     $10.70     $10.63   $10.43
                            ================================================================================================

Total return*                 8.53%    5.15%    9.41%    1.56%      6.80%     12.67%     9.71%      7.82%      9.12%    7.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year (000's)             $332,199 $287,172 $271,396  $255,965  $260,913   $211,171  $152,615   $82,662   $38,572    $13,885
Ratios to average net assets:
  Expenses                     .69%     .69%     .69%     .69%       .62%       .65%      .68%       .72%       .60%     .16%
  Expenses excluding waiver
  and payments by affiliate    .69%     .69%     .69%     .69%       .62%       .65%      .68%       .72%       .72%     .75%
  Net investment income       5.29%    5.56%    5.66%    5.86%      5.65%      5.98%     6.17%      6.38%      6.55%    6.89%
Portfolio turnover rate      12.90%   19.25%   12.72%   21.73%      6.86%      5.74%     4.33%      2.56%      1.06%    3.92%


VIRGINIA FUND - CLASS II

YEAR ENDED FEB. 28                                              1998            1997           1996***
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                             $11.71      $11.77         $11.35
                                                               ---------------------------------------
Income from investment operations:
  Net investment income                                           .57         .58            .49
  Net realized & unrealized
  gains (losses)                                                  .34        (.05)           .41
                                                                  ------------------------------------
Total from investment operations                                  .91         .53            .90
                                                                  ------------------------------------
Less distributions from:
  Net investment income                                          (.57)       (.58)          (.48)
  Net realized gains                                             (.10)       (.01)             -
                                                                 -------------------------------------
Total distributions                                              (.67)       (.59)          (.48)
                                                                 -------------------------------------
Net asset value, end of year                                   $11.95      $11.71         $11.77
                                                               =======================================

Total return*                                                    7.97%       4.61%          8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of  year (000's)                                $13,186     $6,674        $2,050
Ratios to average net assets:
  Expenses                                                       1.25%       1.25%          1.26%**
  Net investment income                                          4.72%       4.94%          5.06%**
Portfolio turnover rate                                         12.90%      19.25%         12.72%


1Includes distributions in excess of net investment income in the amount of $.001.
2For the period September 10, 1991 (effective date) to February 29, 1992.
3For the period October 3, 1988 (effective date) to February 28, 1989.
4Includes distributions in excess of net investment income in the amount of $.005.
*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized, except where indicated. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996.

HOW DO THE FUNDS INVEST THEIR ASSETS?

A QUICK LOOK AT THE FUNDS

GOAL: High current tax-free income for residents of the fund's state.

STRATEGY: Invest in investment grade municipal securities whose interest is free from federal and state personal income taxes, if any, for residents of the fund's state.

WHAT IS THE MANAGER'S APPROACH?

Advisers tries to select securities that it believes will provide the best balance between risk and return within each fund's range of allowable investments. Advisers considers a number of factors including general market and economic conditions, and the credit quality of the issuer when selecting securities for each fund.

To provide tax-free income to shareholders, Advisers typically uses a buy and hold strategy. This means it holds securities in a fund's portfolio for income purposes, rather than trading securities for capital gains. Advisers may sell a security at any time, however, when Advisers believes doing so could help the fund meet its goals.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. Each fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and state personal income taxes.

The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

THE FUNDS IN MORE DETAIL

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each fund also tries to provide a maximum level of income that is exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

Municipal securities help the funds meet their investment goals because they generally pay interest free from federal income tax. Municipal securities issued by a fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands, also generally pay interest free from state personal income taxes, if any, for residents of the fund's state.

Each fund normally invests:

o at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental);

o at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state, although each fund tries to invest all of its assets in these securities (this policy is also fundamental); and

o    at least 65% of its total assets in municipal securities of its state.

While each fund tries to invest 100% of its assets in tax-free municipal securities, it is possible, although not anticipated, that a fund may have up to 20% of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that each fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities rated in the highest rating category are "top rated." Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

o Each fund only buys investment grade securities or unrated securities that Advisers believes are comparable.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

o The funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers a fund's income when interest rates fall. Of course, a fund's income from its variable rate investments may also increase if interest rates rise.

o Each fund may invest in investment grade variable and floating rate securities.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

o Each fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest a fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the fund's state, or by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.


DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. Non-diversified funds may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

o The Maryland Fund is a non-diversified fund, although it intends to meet certain diversification requirements for tax purposes. The other funds are all diversified. Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.


OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

Like all investments, an investment in a fund involves risks. The risks of each fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in the funds may involve more risk than an investment in a fund that does not focus on securities of a single state. Because each fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that a fund will meet its investment goal. A fund's share price, and the value of your investment, may change. Generally, when the value of a fund's investments go down, so does the fund's share price. Similarly, when the value of a fund's investments go up, so does the fund's share price. Since the value of a fund's shares can go up or down, it is possible to lose money by investing in a fund.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

STATE RISKS. Since each fund invests heavily in municipal securities of its state, events in that state are likely to affect the fund's investments and its performance. These events may include:

o    economic or political policy changes;

o    tax base erosion;

o    state constitutional limits on tax increases;

o    budget deficits and other financial difficulties; and

o    changes in the ratings assigned to municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time. For more specific information on the economy and financial strength of the funds' various states, please see "What Are the Risks of Investing in the Funds?" in the SAI.

U.S. TERRITORIES RISKS. Each fund may invest up to 35% of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages each fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $232 billion in assets, including $48 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is:

Thomas Kenny
Senior Vice President of Advisers

Mr. Kenny has been an analyst or portfolio manager for each of the funds since their inception. Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

John Pomeroy
Portfolio Manager of Advisers

Mr. Pomeroy has been an analyst or portfolio manager for the Alabama, Georgia and Maryland funds since 1989. Mr. Pomeroy holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

Stella Wong
Vice President of Advisers

Ms. Wong has been an analyst or portfolio manager for the Florida, Louisiana, Maryland, North Carolina, Texas and Virginia funds since their inception. Ms. Wong holds a Master degree in Financial Planning from Golden Gate University and a Bachelor of Science degree in Business Administration from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

John Wiley
Portfolio Manager of Advisers

He has been an analyst or portfolio manager for the Louisiana and Texas funds since 1991. Mr. Wiley holds a Masters of Business Administration degree in Finance from Saint Mary's College and a Bachelor of Science degree from the University of California at Berkeley. He joined the Franklin Templeton Group in 1989. He is a member of several securities industry-related committees and associations.

Sheila Amoroso
Vice President of Advisers

Ms. Amoroso has been an analyst or portfolio manager for the Florida, Kentucky and Missouri funds since their inception. Ms. Amoroso holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Ben Barber
Portfolio Manager of Advisers

Mr. Barber has been an analyst or portfolio manager for the Missouri and Alabama funds since 1993. He has a Bachelor of Arts Degree in International Relations and Political Science from the University of California at Santa Barbara. Mr. Barber joined the Franklin Templeton Group in 1991. He is a member of several securities industry-related committees and associations.

Mark Orsi
Portfolio Manager of Advisers

Mr. Orsi has been an analyst or portfolio manager for the Kentucky, Georgia, North Carolina and Virginia funds since 1991. He holds a Bachelor of Science degree in Finance from Santa Clara University. Mr. Orsi joined the Franklin Templeton Group in 1990. He is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended February 28, 1998, management fees paid to Advisers and total operating expenses, as a percentage of average monthly net assets, were as follows:

                                                           TOTAL
                              MANAGEMENT         OPERATING EXPENSES
                                 FEES         CLASS I         CLASS II
----------------------------------------------------------------------
Alabama Fund                     0.56%         0.72%           1.28%
Florida Fund                     0.47%         0.61%           1.17%
Georgia Fund                     0.59%         0.76%           1.32%
Kentucky Fund                    0.17%*        0.35%*             -
Louisiana Fund                   0.60%         0.76%           1.32%
Maryland Fund                    0.56%         0.74%           1.30%
Missouri Fund                    0.54%         0.71%           1.27%
North Carolina Fund              0.54%         0.70%           1.26%
Texas Fund                       0.60%         0.76%           1.33%
Virginia Fund                    0.53%         0.69%           1.25%

*Management fees, before any advance waiver, totaled 0.63%. Total operating expenses were 0.81%. Under an agreement by Advisers to limit its fees, the Kentucky Fund paid the management fees and total operating expenses shown. Advisers may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. During the fiscal year ended February 28, 1998, administration fees paid to FT Services, as a percentage of average daily net assets, were as follows:

ADMINISTRATION FEES
Alabama Fund ...............................      0.15%
Florida Fund ...............................      0.11%
Georgia Fund ...............................      0.15%
Kentucky Fund ..............................      0.15%
Louisiana Fund .............................      0.15%
Maryland Fund ..............................      0.15%
Missouri Fund ..............................      0.15%
North Carolina Fund ........................      0.15%
Texas Fund .................................      0.15%
Virginia Fund ..............................      0.14%

These fees are paid by Advisers. They are not a separate expense of the funds. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLANS


Each fund and class have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the funds under their Class I plans may not exceed 0.10% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plans, a fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

A fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plans. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW DO THE FUNDS MEASURE PERFORMANCE?

From time to time, the funds advertise their performance. Commonly used measures of performance include total return, current yield and current distribution rate. Each fund may also advertise its taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the fund. The taxable-equivalent yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the yield or distribution rate of the class, assuming one or more tax rates.

The investment results of each fund will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how each fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES TO THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

                                            -----------------------------------------------
TAXATION OF THE FUNDS' INVESTMENTS. Each    HOW DO THE FUNDS EARN INCOME AND GAINS?
fund invests your money in municipal and    Each fund earns interest and other income
other securities described in the section   (the fund's "income") on its investments.
"How Do the Funds Invest Their Assets?"     When a fund sells a security for a price that
Special tax rules may apply when            is higher than it paid, it has a gain. When a
determining the income and gains that each  fund sells a security for a price that is fund earns on its investments. These rules  lower than it paid, it has a loss. If a fund
may, in turn, affect the amount of          has held the security for more than one year,
distributions that a fund pays to you.      the gain or loss will be a long-term capital
These special tax rules are discussed in    gain or loss. If a fund has held the security
the SAI.                                    for one year or less, the gain or loss will
                                            be a short-term capital gain or loss. A
TAXATION OF THE FUNDS.  As a regulated      fund's gains and losses are netted together,
investment company, each fund generally     and, if the fund has a net gain (the fund's
pays no federal income tax on the income    "gains"), that gain will generally be
and gains that it distributes to you.       distributed to you.
                                            -----------------------------------------------

TAXATION OF SHAREHOLDERS
                                            -----------------------------------------------
DISTRIBUTIONS. Distributions made to you    WHAT IS A DISTRIBUTION?
from interest income on municipal           As a shareholder, you will receive
securities will be exempt from the regular  your share of a fund's income and gains on
federal income tax. Distributions made to   its investments. A fund's interest income on
you from other income on temporary          municipal securities is paid to you as
investments, short-term capital gains, or   exempt-interest dividends. A fund's ordinary
ordinary income from the sale of market     income and short term capital gains are paid
discount bonds will be taxable to you as    to you as ordinary dividends. A fund's
ordinary dividends, whether you receive     long-term capital gains are paid to you as
them in cash or in additional shares.       capital gain distributions. If a fund pays
Distributions made to you from interest on  you an amount in excess of its income and
certain private activity bonds, while       gains, this excess will generally be treated
still exempt from the regular federal       as a non-taxable distribution. These amounts,
income tax, are a preference item when      taken together, are what we call a fund's
determining your alternative minimum tax.   distributions to you.
The fund will send you a statement in       -----------------------------------------------
January of the current year that reflects
the amount of exempt-interest dividends,
ordinary dividends, capital gain
distributions, interest income that is a
tax preference item under the alternative
minimum tax and non-taxable distributions
you received from the fund in the prior
year. This statement will include
distributions declared in December and
paid to you in January of the current
year, but which are taxable as if paid on
December 31 of the prior year. The IRS
requires you to report these amounts on
your income tax return for the prior year.
A fund's statement for the prior year will
tell you how much of your capital gain
distribution represents 28% rate gain.
The remainder of the capital gain
distribution represents 20% rate gain.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the funds' distributions will qualify for the corporate dividends-received deduction.

                                            -----------------------------------------------
REDEMPTIONS AND EXCHANGES.  If you redeem   WHAT IS A REDEMPTION?
your shares or if you exchange your shares  A redemption is a sale by you to the fund of
in the funds for shares in another          some or all of your shares in the fund. The
Franklin Templeton Fund, you will           price per share you receive when you redeem
generally have a gain or loss that the IRS  fund shares may be more or less than the
requires you to report on your income tax   price at which you purchased those shares. An
return. If you exchange fund shares held    exchange of shares in the fund for shares of
for 90 days or less and pay no sales        another Franklin Templeton Fund is treated as
charge, or a reduced sales charge, for the  a redemption of fund shares and then a
new shares, all or a portion of the sales   purchase of shares of the other fund. When
charge you paid on the purchase of the      you redeem or exchange your shares, you will
shares you exchanged is not included in     generally have a gain or loss, depending upon
their cost for purposes of computing gain   whether the amount you receive for your
or loss on the exchange. If you hold your   shares is more or less than your cost or
shares for six months or less, any loss     other basis in the shares. Please call Fund
you have will be disallowed to the extent   Information for a free shareholder Tax
of any exempt-interest dividends paid on    Information Handbook if you need more
your shares. Any such loss not disallowed   information on calculating the gain or loss
will be treated as a long-term capital      on the redemption or exchange of your shares.
loss to the extent of any long-term         -----------------------------------------------
capital gain distributions paid on your
shares. All or a portion of any loss on
the redemption or exchange of your shares
will be disallowed by the IRS if you buy
other shares in the fund within 30 days
before or after your redemption or
exchange.


STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes. Dividends paid from interest earned on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam) will also be exempt from that state's personal income taxes. A state does not, however, grant tax-free treatment to interest on investments in municipal securities of other states. Corporate taxpayers subject to a state's corporate income or franchise tax may be subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. Each fund in which you are a shareholder will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includible in the tax base for determining the taxable portion of your social security or railroad retirement benefits. The IRS requires you to disclose these exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in a fund.


                                            -----------------------------------------------
BACKUP WITHHOLDING.  When you open an       WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that you   Backup withholding occurs when a fund is
provide your taxpayer identification        required to withhold and pay over to the IRS
number ("TIN"), certify that it is          31% of your distributions and redemption
correct, and certify that you are not       proceeds. You can avoid backup withholding by
subject to backup withholding under IRS     providing the fund with your TIN, and by
rules.  If you fail to provide a correct    completing the tax certifications on your
TIN or the proper tax certifications, the   shareholder application that you were asked
IRS requires the fund to withhold 31% of    to sign when you opened your account.
all the distributions (including ordinary   However, if the IRS instructs the fund to
dividends and capital gain distributions),  begin backup withholding, it is required to
and redemption proceeds paid to you. The    do so even if you provided the fund with your
fund is also required to begin backup       TIN and these tax certifications, and backup
withholding on your account if the IRS      withholding will remain in place until the
instructs the fund to do so. The fund       fund is instructed by the IRS that it is no
reserves the right not to open your         longer required.
account, or, alternatively, to redeem your  -----------------------------------------------
shares at the current Net Asset Value,
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide the
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" AND "APPENDICES - STATE TAX TREATMENT" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The funds are series of the Franklin Tax-Free Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in September 1984, and is registered with the SEC. Except for the Kentucky Fund, each fund offers two classes of shares:
Franklin Alabama Tax-Free Income Fund - Class I, Franklin Florida Tax-Free Income Fund - Class I, Franklin Georgia Tax-Free Income Fund - Class I, Franklin Louisiana Tax-Free Income Fund - Class I, Franklin Maryland Tax-Free Income Fund
- Class I, Franklin Missouri Tax-Free Income Fund - Class I, Franklin North Carolina Tax-Free Income Fund - Class I, Franklin Texas Tax-Free Income Fund - Class I, Franklin Virginia Tax-Free Income Fund - Class I and Franklin Alabama Tax-Free Income Fund - Class II, Franklin Florida Tax-Free Income Fund - Class II, Franklin Georgia Tax-Free Income Fund - Class II, Franklin Louisiana Tax-Free Income Fund - Class II, Franklin Maryland Tax-Free Income Fund - Class II, Franklin Missouri Tax-Free Income Fund - Class II, Franklin North Carolina Tax-Free Income Fund - Class II, Franklin Texas Tax-Free Income Fund - Class II, and Franklin Virginia Tax-Free Income Fund - Class II. All shares outstanding before the offering of Class II shares, and all shares of the Kentucky Fund, are considered Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUNDS DO NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1.   Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

     o    To open your account: $100*
     o    To add to your account: $25*
     *We  reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.   Make your investment using the table below.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   For an initial investment:

                              Return the application to the fund with your check made payable to the fund.

                          For additional investments:

                              Send a check made payable to the fund. Please
                              include your account number on the check.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BY WIRE                   1.  Call Shareholder Services or, if that number is
                              busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                          2. For an initial investment you must also return your signed shareholder application to the fund.

                          IMPORTANT DEADLINES: If we receive your call before
                          1:00 p.m. Pacific time and the bank receives the
                          wired funds and reports the receipt of wired funds
                          to the fund by 3:00 p.m. Pacific time, we will
                          credit the purchase to your account that day. If we
                          receive your call after 1:00 p.m. or the bank
                          receives the wire after 3:00 p.m., we will credit
                          the purchase to your account the following business
                          day.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                CLASS I                                CLASS II
--------------------------------------------------------------------------------
o   Higher front-end sales charges         o  Lower front-end sales charges than
    than Class II shares. There are           Class I shares
    several ways to reduce these
    charges, as described below. There
    is no front-end sales charge for
    purchases of $1 million or more.*

o   Contingent Deferred Sales Charge       o  Contingent Deferred Sales Charge
    on purchases of $1 million or more        on purchases sold within 18 months
    sold within one year

o   Lower annual expenses than Class       o  Higher annual expenses than Class
    II shares                                 I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES


For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.


                                TOTAL SALES CHARGE         AMOUNT PAID TO
                                AS A PERCENTAGE OF          DEALER AS A
AMOUNT OF PURCHASE          OFFERING       NET AMOUNT      PERCENTAGE OF
AT OFFERING PRICE            PRICE            INVESTED     OFFERING PRICE
--------------------------------------------------------------------------------
CLASS I
Under $100,000               4.25%              4.44%          4.00%
$100,000 but less than       3.50%              3.63%          3.25%
$250,000
$250,000 but less than       2.75%              2.83%          2.50%
$500,000
$500,000 but less than       2.15%              2.20%          2.00%
$1,000,000
$1,000,000 or more*          None               None           None

CLASS II
Under $1,000,000*            1.00%              1.01%          1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

   - IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:

o    Was formed at least six months ago,


o    Has a purpose other than buying fund shares at a discount,


o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the SAME CLASS of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the SAME CLASS of shares. This waiver does not apply to exchanges.

     If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3.   Dividend or capital gain  distributions from a real estate investment trust
     (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:


1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.


2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.


3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

4. Registered Securities Dealers and their affiliates, for their investment accounts only

5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer


6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies


7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer


8.   Accounts managed by the Franklin Templeton Group


9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.


1.   Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.


FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions
                          2. Include any outstanding share certificates for
                             the shares you want to exchange
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                          - If you do not want the ability to exchange by phone
                            to apply to your account, please let us know.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.


WILL SALES CHARGES APPLY TO MY EXCHANGE?


You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"


EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the SAME CLASS, except as noted below.


o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


o    The fund you are exchanging into must be eligible for sale in your state.


o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o    Currently, the funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES


Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the funds, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of a fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of a fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions. If you would
                          like your redemption proceeds wired to a bank account, your instructions should include:

                          o The name, address and telephone number of the bank where you want the proceeds sent
                          o  Your bank account number
                          o  The Federal Reserve ABA routing number
                          o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                          2. Include any outstanding share certificates for the shares you are selling

                          3. Provide a signature guarantee if required

                          4. Corporate, partnership and trust accounts may
                          need to send additional documents. Accounts under court jurisdiction may have other requirements.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                          Telephone requests will be accepted:

                          o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.
                          o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund
                          o Unless the address on your account was changed by phone within the last 15 days

                          -  If you do not want the ability to redeem by phone
                             to apply to your account, please let us know.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.


The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o    Account fees


o Redemptions by a fund when an account falls below the minimum required account size


o    Redemptions following the death of the shareholder or beneficial owner


o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

The funds declare dividends from their net investment income daily and pay them monthly on or about the 20th day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed twice a year, usually once in December and once after the end of the fund's fiscal year.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before the fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS


You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the SAME CLASS of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund.


HOW AND WHEN SHARES ARE PRICED


The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,


o    The fund's name,


o    The class of shares,

o    A description of the request,

o    For exchanges, the name of the fund you are exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES


We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS


You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.


JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


--------------------------------------------------------------------------------
TYPE OF ACCOUNT      DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION          Corporate Resolution
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement that identify
                        the general partners, or
                     2. A certification for a partnership agreement
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST                1. The pages from the trust document that identify the
                        trustees, or
                     2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.


IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE


If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.


KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking account to a fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of a fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY


You may have money transferred from your paycheck to a fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


ELECTRONIC FUND TRANSFERS - CLASS I ONLY


You may choose to have dividend and capital gain distributions from Class I shares of a fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;


o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.


You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:


                                   CODE NUMBER
FUND                          CLASS I     CLASS II
-------------------------------------------------
ALABAMA FUND                    164         264
FLORIDA FUND                    165         265
GEORGIA FUND                    128         228
KENTUCKY FUND                   172           -
LOUISIANA FUND                  168         268
MARYLAND FUND                   169         269
MISSOURI FUND                   160         260
NORTH CAROLINA FUND             170         270
TEXAS FUND                      162         262
VIRGINIA FUND                   163         263


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the funds may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES


The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The funds, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                                      HOURS OF OPERATION
                                                      (PACIFIC TIME)
DEPARTMENT NAME                TELEPHONE NO.          (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services           1-800/632-2301         5:30 a.m. to 5:00 p.m.
Dealer Services                1-800/524-4040         5:30 a.m. to 5:00 p.m.
Fund Information               1-800/DIAL BEN         5:30 a.m. to 8:00 p.m.
                               (1-800/342-5236)       6:30 a.m. to 2:30 p.m.
                                                      (Saturday)
Retirement Plan Services       1-800/527-2020         5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563         6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637         5:30 a.m. to 5:00 p.m.



Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


ADVISERS - Franklin Advisers, Inc., the funds' investment manager


BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I AND CLASS II - Each fund, except the Kentucky Fund, offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Kentucky Fund are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended


CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.


FITCH - Fitch Investors Service, Inc.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.


MOODY'S - Moody's Investors Service, Inc.


NASD - National Association of Securities Dealers, Inc.


NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system


U.S. - United States


WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.









PROSPECTUS & APPLICATION


FRANKLIN TAX-FREE TRUST
FRANKLIN ARIZONA TAX-FREE INCOME FUND
FRANKLIN COLORADO TAX-FREE INCOME FUND
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
FRANKLIN INDIANA TAX-FREE INCOME FUND
FRANKLIN MICHIGAN TAX-FREE INCOME FUND
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
FRANKLIN OREGON TAX-FREE INCOME FUND
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

JULY 1, 1998
INVESTMENT STRATEGY: TAX-FREE INCOME

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated July 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE HIGH YIELD FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE BONDS. THESE ARE COMMONLY KNOWN AS "JUNK BONDS." THEIR DEFAULT AND OTHER RISKS ARE GREATER THAN THOSE OF HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?"

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN TAX-FREE TRUST
July 1, 1998


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS


ABOUT THE FUNDS
Expense Summary..........................................
Financial Highlights.....................................
How Do the Funds Invest Their Assets?....................
What Are the Risks of Investing in the Funds?............
Who Manages the Funds?...................................
How Do the Funds Measure Performance?....................
How Taxation Affects the Funds and Their Shareholders?...
How Is the Trust Organized?..............................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?............................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive From the Funds?.......
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY
Useful Terms and Definitions.............................

APPENDIX
Description of Ratings..........................



777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN



ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each fund for the fiscal year ended February 28, 1998. Each fund's actual expenses may vary.


                                        COLO     CONNEC- FEDERAL      HIGH                       NEW              PENN-    PUERTO
                               ARIZONA  RADO     TICUT   INTERMEDIATE YIELD  INDIANA  MICHIGAN  JERSEY  OREGON  SYLVANIA   RICO
                                FUND    FUND     FUND    FUND         FUND     FUND     FUND    FUND     FUND    FUND      FUND
---------------------------------------------------------------------------------------------------------------------------------

A.    SHAREHOLDER
 TRANSACTION EXPENSES+
CLASS I
Maximum Sales Charge (as a
percentage of Offering Price)   4.25%   4.25%    4.25%    2.25%       4.25%    4.25%    4.25%    4.25%    4.25%   4.25%     4.25%
  Paid at time of purchase++    4.25%   4.25%    4.25%    2.25%       4.25%    4.25%    4.25%    4.25%    4.25%   4.25%     4.25%
  Paid at redemption++++        NONE    NONE     NONE     NONE        NONE     NONE     NONE     NONE     NONE    NONE      NONE

CLASS II
Maximum Sales Charge (as a
percentage of Offering Price)   1.99%   1.99%    1.99%      -         1.99%     -        -       1.99%    1.99%   1.99%     1.99%
 Paid at time
 of purchase+++                 1.00%   1.00%    1.00%      -         1.00%     -        -       1.00%    1.00%   1.00%     1.00%
 Paid at redemption++++         0.99%   0.99%    0.99%      -         0.99%     -        -       0.99%    0.99%   0.99%     0.99%

B. ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

CLASS I
Management Fees                 0.48%   0.55%    0.57%    0.61%*      0.46%    0.63%    0.65%*   0.49%    0.51%   0.49%     0.56%
Rule 12b-1 Fees***              0.09%   0.09%    0.09%    0.10%       0.08%    0.09%    0.10%    0.09%    0.09%   0.09%     0.09%
Other Expenses                  0.06%   0.07%    0.07%    0.11%       0.07%    0.10%    0.26%    0.08%    0.07%   0.07%     0.10%
                          ---------------------------------------------------------------------------------------------------------
Total Fund
Operating Expenses              0.63%   0.71%    0.73%    0.82%*      0.61%    0.82%    1.01%*   0.66%    0.67%   0.65%     0.75%
                          =========================================================================================================

CLASS II
Management Fees                 0.48%   0.55%    0.57%      -         0.46%     -        -       0.49%    0.51%   0.49%     0.56%
Rule 12b-1 Fees***              0.65%   0.65%    0.65%      -         0.65%     -        -       0.65%    0.64%   0.65%     0.65%
Other Expenses                  0.06%   0.07%    0.07%      -         0.07%     -        -       0.08%    0.07%   0.07%     0.10%
                          ---------------------------------------------------------------------------------------------------------
Total Fund
Operating Expenses              1.19%   1.27%    1.29%      -         1.18%     -        -       1.22%**  1.22%   1.21%     1.31%
                          =========================================================================================================


C.       EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                                    CONNEC- FEDERAL       HIGH                        NEW               PENN-  PUERTO
                  ARIZONA  COLORADO TICUT   INTERMEDIATE  YIELD   INDIANA  MICHIGAN JERSEY   OREGON   SYLVANIA  RICO
                  FUND     FUND     FUND    FUND          FUND      FUND     FUND    FUND     FUND     FUND     FUND
CLASS I
1 Year****        $ 49      $ 49     $ 50     $31          $ 48    $ 51      $52     $ 49    $ 49     $ 49      $ 50
3 Years           $ 62      $ 64     $ 65     $48          $ 61    $ 68      $73     $ 63    $ 63     $ 62      $ 65
5 Years           $ 76      $ 80     $ 81     $67          $ 75    $ 86      $96     $ 78    $ 78     $ 77      $ 82
10 Years          $118      $127     $129    $122          $115    $140     $161     $121    $122     $120      $132
CLASS II
1 Year            $ 32      $ 33     $ 33      -           $ 32     -         -      $ 32    $ 32     $ 32      $ 33
3 Years           $ 47      $ 50     $ 50      -           $ 47     -         -      $ 48    $ 48     $ 48      $ 51
5 Years           $ 75      $ 79     $ 80      -           $ 74     -         -      $ 76    $ 76     $ 76      $ 81
10 Years          $153      $162     $164      -           $152     -         -      $156    $156     $155      $166




For the same Class II investment, you would pay projected expenses of $22 for the Arizona, High Yield, New Jersey, Oregon and Pennsylvania funds and $23 for the Colorado, Connecticut and Puerto Rico funds if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*For the period shown, Advisers had agreed in advance to waive or limit its management fees and make certain payments to reduce the fund's expenses. With this reduction, the management fees were 0.54% for the Federal Intermediate Fund and 0% for the Michigan Fund. Total operating expenses were 0.75% for the Federal Intermediate Fund and 0.25% for the Michigan Fund.
**Due to rounding, Class II total fund operating expenses are different than the ratio of expenses to average net assets shown under "Financial Highlights."
***For the Michigan Fund, these fees may not exceed 0.15%. For the remaining funds, these fees may not exceed 0.10% for Class I and 0.65% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.


FINANCIAL HIGHLIGHTS


This table summarizes each fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the funds' independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.


ARIZONA FUND - CLASS I

YEAR ENDED FEB. 28                          1998      1997     1996     1995     1994    1993     1992     1991     1990    1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year          $11.24   $11.34   $11.11   $11.58   $11.57  $10.82   $10.57   $10.51   $10.37  $10.41
                                            ----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                         .61      .62      .64      .65      .66     .68      .67      .70      .71     .75
 Net realized and unrealized gains (losses)    .29     (.04)     .36     (.48)     .02     .73      .31      .13      .20    (.04)
                                            ----------------------------------------------------------------------------------------
Total from investment operations               .90      .58     1.00      .17      .68    1.41      .98      .83      .91     .71
                                            ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                       (.61)    (.63)    (.65)    (.64)    (.67)   (.66)    (.73)    (.77)    (.77)   (.75)
  In excess of net investment income          (.01)       -        -        -        -       -        -        -        -       -
  Net realized gains                          (.08)    (.05)    (.12)       -        -       -        -        -        -       -
                                            ----------------------------------------------------------------------------------------
Total distributions                           (.70)    (.68)    (.77)    (.64)    (.67)   (.66)    (.73)    (.77)    (.77)   (.75)
                                            ----------------------------------------------------------------------------------------
Net asset value, end of year                $11.44   $11.24   $11.34   $11.11   $11.58  $11.57   $10.82   $10.57   $10.51  $10.37
                                            ========================================================================================

Total return*                                 8.23%    5.33%    9.24%    1.63%    5.76%  13.22%    9.45%    7.92%    8.70%   6.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)         $810,250 $752,335 $750,797 $720,801 $796,838 $707,702 $585,986 $412,912 $214,606 $65,710
Ratios to average net assets:
 Expenses                                      .63%     .62%     .62%     .60%     .54%    .55%     .56%     .59%     .68%    .51%
 Expenses excluding waiver and payments
  and payments by affiliate                    .63%     .62%     .62%     .60%     .54%    .55%     .56%     .59%     .68%    .73%
Net investment income                         5.40%    5.59%    5.67%    5.86%    5.65%   6.11%    6.37%    6.58%    6.53%   6.58%
Portfolio turnover rate                      20.02%   16.57%   25.12%   18.65%   14.17%   5.67%    1.56%    4.13%   20.82%  26.64%


ARIZONA FUND - CLASS II

YEAR ENDED FEB. 28                                   1998     1997     19961
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                  $11.30   $11.38   $11.15
                                                   --------------------------
Income from investment operations:
 Net investment income                                 .56      .57      .49
 Net realized and unrealized gains (losses)            .29     (.03)     .34
                                                   --------------------------
Total from investment operations                       .85      .54      .83
                                                   --------------------------
Less distributions from:
 Net investment income                                (.56)    (.57)    (.48)
 Net realized gains                                   (.08)    (.05)    (.12)
                                                   --------------------------
Total distributions                                   (.64)    (.62)    (.60)
                                                   --------------------------
Net asset value, end of year                        $11.51   $11.30   $11.38
                                                   ==========================

Total return*                                         7.67%    4.89%    7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                     $14,537   $5,486    $1,892
Ratios to average net assets:
 Expenses                                             1.19%    1.19%    1.20%**
 Net investment income                                4.82%    5.01%    5.05%**
Portfolio turnover rate                              20.02%   16.57%   25.12%


COLORADO FUND - CLASS I

YEAR ENDED FEB. 28                          1998      1997    1996     1995     1994    1993     1992     1991     1990    1989
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year         $11.80    $11.84  $11.38   $11.94   $11.85  $11.00   $10.70   $10.70   $10.53  $10.40
                                            ---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .63       .66     .67      .67      .68     .70      .68      .70      .73     .79
  Net realized and unrealized gains (losses)  .39      (.04)    .45     (.57)     .10     .85      .36      .06      .20     .08
                                            ---------------------------------------------------------------------------------------
Total from investment operations             1.02       .62    1.12      .10      .78    1.55     1.04      .76      .96     .87
                                            ---------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.64)     (.66)   (.66)    (.66)    (.69)   (.70)    (.74)    (.76)    (.76)   (.74)
  Net realized gains                         (.07)        -       -        -        -       -        -        -        -       -
                                            ---------------------------------------------------------------------------------------
Total distributions                          (.71)     (.66)   (.66)    (.66)    (.69)   (.70)    (.74)    (.76)    (.76)   (.74)
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period             $12.11    $11.80  $11.84   $11.38   $11.94  $11.85   $11.00   $10.70   $10.70  $10.53
                                            =======================================================================================

Total return*                                8.86%     5.44%  10.12%    1.05%    6.49%  14.26%    9.93%    7.07%    8.76%   8.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)         $266,599 $236,609 $215,609 $194,564 $202,158 $159,280 $110,085 $69,715  $38,315 $11,026
Ratios to average net assets:
 Expenses                                     .71%      .71%    .71%     .70%     .64%    .67%     .70%     .74%     .56%      -%
 Expenses excluding waiver
  and payments by affiliate                   .71%      .71%    .71%     .70%     .64%    .67%     .70%     .74%     .72%    .74%
Net investment income                        5.28%     5.59%   5.73%    5.94%    5.69%   6.20%    6.44%    6.54%    6.63%   7.25%
Portfolio turnover rate                     22.97%    14.13%  17.58%   28.83%   10.85%   5.66%   21.46%   17.72%     .82%   7.83%


COLORADO FUND - CLASS II

YEAR ENDED FEB. 28                                  1998      1997      19961
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $11.84    $11.87    $11.40
                                                   -----------------------------
Income from investment operations:
 Net investment income                                .57       .59       .50
 Net realized and unrealized gains (losses)           .40      (.02)      .46
                                                   -----------------------------
Total from investment operations                      .97       .57       .96
                                                   -----------------------------
Less distributions from:
 Net investment income                               (.57)     (.60)     (.49)
 Net realized gains                                  (.07)        -         -
                                                   -----------------------------
Total distributions                                  (.64)     (.60)     (.49)
                                                   -----------------------------
Net asset value, end of year                       $12.17    $11.84    $11.87
                                                   =============================

Total return*                                        8.39%     4.93%     8.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                     $10,855   $5,654    $1,656
Ratios to average net assets:
 Expenses                                             1.27%    1.28%     1.29%**
 Net investment income                                4.72%    4.99%     5.12%**
Portfolio turnover rate                              22.97%   14.13%    17.58%


CONNECTICUT FUND - CLASS I

YEAR ENDED FEB. 28                          1998      1997     1996     1995     1994    1993     1992     1991     1990    19892
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of period     $10.92    $10.96    $10.64   $11.23  $11.16   $10.49   $10.34   $10.36   $10.16   $10.00
                                         -------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      .60       .61       .62      .62     .62      .64      .62      .64      .70      .20
 Net realized and unrealized gains (losses) .32      (.02)      .32     (.60)    .08      .66      .21      .02      .18      .02
                                         -------------------------------------------------------------------------------------------
Total from investment operations            .92       .59       .94      .02     .70     1.30      .83      .66      .88      .22
                                         -------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (.60)     (.63)     (.62)    (.61)   (.63)    (.63)    (.68)    (.68)    (.68)    (.06)
 In excess of net investment income        (.01)      -         -        -        -        -        -        -         -       -
                                         -------------------------------------------------------------------------------------------
Total distributions                        (.61)     (.63)     (.62)    (.61)  (.63)     (.63)    (.68)    (.68)    (.68)    (.06)
                                         -------------------------------------------------------------------------------------------
Net asset value, end of year             $11.23    $10.92    $10.96   $10.64 $11.23    $11.16   $10.49   $10.34   $10.36   $10.16
                                         ===========================================================================================

Total return*                              8.62%     5.52%     9.04%     .37%  6.16%    12.60%   8.16%     6.39%    8.65%    5.16%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)       203,643  $183,649  $167,045 $15,5623 $163,050 $126,816 $88,184  $48,035  $22,793    $5,637
Ratio to average net assets:
 Expenses                                   .73%      .72%      .73%     .71%   .65%      .69%    .71%      .71%     .36%     -%
 Expenses excluding waiver
  and payments by affiliate                 .73%      .72%      .73%     .71%   .65%      .69%    .71%      .72%     .72%     .65%**
Net investment income                      5.41%     5.62%     5.70%    5.83%  5.54%     5.97%   6.11%     6.10%    6.37%    4.68%**
Portfolio turnover rate                   18.54%    14.53%     3.88%   75.72%  5.54%    28.52%  28.28%     8.65%    3.69%    5.21%


CONNECTICUT FUND - CLASS II

YEAR ENDED FEB. 28                                   1998     1997     19961
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                $10.94    $10.97     $10.65
                                                  ------------------------------
Income from investment operations:
 Net investment income                               .55       .60        .47
 Net realized and unrealized gains (losses)          .31      (.07)       .31
                                                  ------------------------------
Total from investment operations                     .86       .53        .78
                                                  ------------------------------
Less distributions from:
 Net investment income                              (.54)     (.56)      (.46)
                                                  ------------------------------
Net asset value, end of year                      $11.26    $10.94     $10.97
                                                  ==============================

Total return*                                       8.08%     5.03%      7.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                $8,636    $4,149     $1,656
Ratios to average net assets:
 Expenses                                           1.29%     1.29%      1.30%**
 Net investment income                              4.85%     5.01%      5.12%**
Portfolio turnover rate                            18.54%    14.53%      3.88%


FEDERAL INTERMEDIATE FUND


YEAR ENDED FEBRUARY 28,                                1998     1997       1996      1995      1994     19935
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $10.94   $10.95     $10.48    $10.80    $10.54   $10.00
                                                      ---------------------------------------------------------
Income from investment operations:
 Net investment income                                    .53      .55        .55       .54       .52      .14
 Net realized and unrealized gains (losses)               .33     (.01)       .47      (.33)      .29      .50
                                                      ---------------------------------------------------------

Total from investment operations                          .86      .54       1.02       .21       .81      .64
                                                      ---------------------------------------------------------
Less distributions from:
 Net investment income                                   (.55)    (.55)      (.55)     (.53)     (.55)    (.10)
                                                      ---------------------------------------------------------
Net asset value, end of year                           $11.25   $10.94     $10.95    $10.48    $10.80   $10.54
                                                      =========================================================
Total return*                                            8.02%    5.12%      9.93%     (.20%)    7.82%   14.77%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                       $139,545  $104,715   $85,967   $73,977   $67,603   $9,192
Ratios to average net assets:
 Expenses                                                 .75%     .68%       .65%      .56%      .30%      -
 Expenses excluding waiver and payments by affiliate      .82%     .84%       .85%      .84%      .89%    1.60%**
 Net investment income                                   4.83%    5.16%      5.12%     5.25%     4.93%    5.49%**
Portfolio turnover rate                                 23.32%   22.54%      3.35%    38.46%    28.76%   22.54%


HIGH YIELD FUND - CLASS I

YEAR ENDED FEB. 28                          1998      1997      1996      1995     1994    1993     1992     1991     1990   1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year          $11.21   $11.19    $10.74    $11.25   $11.10  $10.48   $10.31   $10.54  $10.50  $10.34
                                            ----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                         .69      .71       .74       .74      .76     .79      .78      .82     .81     .79
 Net realized and unrealized gains (losses)    .47      .04       .45      (.51)     .17     .62      .23     (.21)    .12     .24
                                            ----------------------------------------------------------------------------------------
Total from investment operations              1.16      .75      1.19       .23      .93    1.41     1.01      .61     .93    1.03
                                            ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (.68)    (.73)+++  (.74)     (.74)    (.78)   (.78)    (.84)    (.84)   (.89)   (.87)
 In excess of net investment income           (.01)     -         -         -         -     (.01)     -        -        -      -
                                            ----------------------------------------------------------------------------------------
Total distributions                           (.69)    (.73)     (.74)     (.74)    (.78)   (.79)    (.84)    (.84)   (.89)   (.87)
                                            ----------------------------------------------------------------------------------------
Net asset value, end of year                $11.68   $11.21    $11.19    $10.74   $11.25  $11.10   $10.48   $10.31  $10.54  $10.50
                                            ========================================================================================

Total return*                                10.64%    7.01%    11.35%    2.28%     8.33%  13.72%    9.97%    5.71%   8.80%  10.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)       $5,743    $4,505   $3,787    $3,287   $3,373   $2,743   $2,110   $1,718  $1,575  $746
Ratios to average net assets:
  Expenses                                     .61%     .62%      .61%      .60%     .53%    .54%     .53%     .52%    .54%    .61%
  Net investment income                       5.98%    6.41%     6.68%     6.92%    6.79%   7.45%    7.73%    7.90%   7.52%   7.68%
Portfolio turnover rate                      15.84%    6.98%     9.23%    15.89%   16.09%  33.46%  102.57%   70.60%  23.41%   2.02%


HIGH YIELD FUND - CLASS II

YEAR ENDED FEB. 28                                 1998      1997     19961
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year              $11.26     $11.24     $10.81
                                                -----------------------------
Income from investment operations:
 Net investment income                             .63        .66        .56
 Net realized and unrealized gains                 .48        .03        .42
                                                 ----------------------------
Total from investment operations                  1.11        .69        .98
                                                 ----------------------------
Less distributions from:
 Net investment income                            (.62)      (.67)++++  (.55)
                                                 ----------------------------
Net asset value, end of year                    $11.75     $11.26     $11.24
                                                 ============================

Total return*                                    10.15%      6.36%      9.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)            $423,264   $194,400    $48,163
Ratios to average net assets:
 Expenses                                         1.18%      1.18%      1.18%**
 Net investment income                            5.38%      5.78%      6.07%**
Portfolio turnover rate                          15.84%      6.98%      9.23%


INDIANA FUND

YEAR ENDED FEB. 28                          1998       1997     1996     1995    1994    1993     1992     1991     1990    1989
-----------------------------------------------------------------------------------------------------------------------------------
PER A SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year          $11.77   $11.76   $11.40   $12.01   $11.90   $11.07   $10.83   $10.77   $10.49  $10.47
                                            ---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .65      .66      .67      .66      .68      .71      .69      .74      .80     .79
  Net realized and unrealized gains (losses)   .32      .01      .35     (.61)     .11      .83      .33      .10     .24     (.01)
                                            ---------------------------------------------------------------------------------------
Total from investment operations               .97      .67     1.02      .05      .79     1.54     1.02      .84     1.04     .78
                                            ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (.65)    (.66)    (.66)    (.66)    (.68)    (.71)    (.78)    (.78)    (.76)   (.76)
 Net realized gains                           (.02)      -        -        -       -         -        -        -       -        -
                                            ---------------------------------------------------------------------------------------
Total distributions                           (.67)    (.66)    (.66)    (.66)    (.68)    (.71)    (.78)    (.78)   (.76)    (.76)
                                            ---------------------------------------------------------------------------------------
Net asset value, end of year                $12.07   $11.77   $11.76   $11.40   $12.01   $11.90   $11.07   $10.83  $10.77   $10.49
                                            =======================================================================================

Total return*                                 8.52%    5.91%    9.20%     .58%    6.53%   14.10%    9.53%    7.78%    9.86%   7.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)          $54,643  $51,137  $48,949  $46,583  $47,870 $37,367  $23,914  $14,946  $11,310  $5,875
Ratios to average net assets:
 Expenses                                      .82%     .82%     .80%     .81%     .71%     .59%     .50%     .51%     .06%     -%
 Expenses excluding waiver
  and payments by affiliate                    .82%     .82%     .80%     .81%     .71%     .73%     .74%     .74%    .70%     .77%
Net investment income                         5.45%    5.69%    5.80%    5.84%    5.62%    6.16%    6.60%    6.91%    7.34%   7.41%
Portfolio turnover rate                      24.08%   23.54%   10.56%   26.49%   16.12%    7.98%     .03%   24.60%    .06%   10.67%


MICHIGAN FUND

YEAR ENDED FEB. 28                                        1998      19973
--------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                       $10.42   $10.00
                                                         ----------------
Income from investment operations:
 Net investment income                                      .51      .30
 Net realized and unrealized gains                          .67      .32
                                                         ----------------
Total from investment operations                           1.18      .62
                                                         ----------------
Less distributions from:
 Net investment income                                     (.58)    (.20)
                                                         ----------------
Net asset value, end of year                             $11.02   $10.42
                                                         ================

Total return*                                             11.62%    6.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                          $9,268   $3,884
Ratios to average net assets:
 Expenses                                                   .25%     .34%**
 Expenses excluding waiver
  and payments by affiliate                                1.01%    1.21%**
 Net investment income                                     5.39%    4.90%**
Portfolio turnover rate                                   51.81%   42.83%


NEW JERSEY FUND - CLASS I

YEAR ENDED FEB. 28                         1998      1997     1996     1995     1994     1993     1992     1991     1990    19894
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year         $11.61   $11.68   $11.28   $11.82   $11.85   $11.16   $10.84   $10.68   $10.52  $10.00
                                           ----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                        .63      .64      .65      .66      .67      .69      .68      .69      .71     .58
 Net realized and unrealized gains (losses)   .32     (.06)     .39     (.55)    (.02)     .69      .35      .24      .23     .32
                                           ----------------------------------------------------------------------------------------
Total from investment operations              .95      .58     1.04      .11      .65     1.38     1.03      .93      .94     .90
                                           ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       (.64)    (.65)    (.64)    (.65)    (.68)    (.69)    (.71)    (.77)    (.78)   (.38)
                                           ----------------------------------------------------------------------------------------
Net asset value, end of year               $11.92   $11.61   $11.68   $11.28   $11.82   $11.85   $11.16   $10.84   $10.68  $10.52
                                           ========================================================================================

Total return*                                8.37%    5.13%    9.43%    1.12%    5.39%   12.55%    9.65%    8.79%    8.87%  11.20%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)         $636,929 $574,691 $564,864 $533,937 $561,130 $433,702 $332,536  $258,514 $99,299 $19,973
Ratios to average net assets:
 Expenses                                     .66%     .64%     .65%     .63%     .57%     .59%     .60%     .65%     .73%    .25%
 Expenses excluding waiver
  and payments by affiliate                   .66%     .64%     .65%     .63%     .57%     .59%     .60%     .65%     .73%    .66%**

Net investment income                        5.34%    5.58%    5.65%    5.86%    5.60%    6.06%    6.30%    6.40%    6.41%   6.09%**
Portfolio turnover rate                     12.77%    8.87%   12.04%   31.05%    4.16%   14.12%    3.66%    1.84%   10.86%   7.44%


NEW JERSEY FUND - CLASS II

YEAR ENDED FEB. 28                                                1998    1997     19961
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                             $11.66    $11.72    $11.30
                                                               --------------------------
Income from investment operations:
 Net investment income                                            .56       .57       .49
 Net realized and unrealized gains (losses)                       .33      (.05)      .40
                                                               --------------------------
Total from investment operations                                  .89       .52       .89
                                                               --------------------------
Less distributions from:
 Net investment income                                           (.57)     (.58)     (.47)
                                                               ---------------------------
Net asset value, end of year                                   $11.98    $11.66    $11.72
                                                               ===========================

Total return*                                                    7.84%     4.57%     8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                            $28,139   $13,095    $4,542
Ratios to average net assets:
 Expenses                                                        1.21%     1.21%     1.23%**
 Net investment income                                           4.77%     5.01%     5.15%**
Portfolio turnover rate                                         12.77%     8.87%    12.04%



OREGON FUND - CLASS I

YEAR ENDED FEB. 28                          1998      1997     1996     1995     1994     1993     1992     1991     1990    1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year         $11.55    $11.60   $11.22   $11.70   $11.73   $11.02   $10.71   $10.59   $10.44  $10.37
                                            ----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .62       .63      .63      .63      .64      .66      .63      .68      .69     .72
  Net realized and unrealized gains (losses)  .31      (.05)     .38     (.49)    (.02)     .70      .38      .15      .17     .05
                                            ----------------------------------------------------------------------------------------
Total from investment operations              .93       .58     1.01      .14      .62     1.36     1.01      .83      .86     .77
                                            ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.62)     (.63)    (.63)    (.62)    (.65)    (.65)    (.70)    (.71)    (.71)   (.70)
                                            ----------------------------------------------------------------------------------------
Net asset value, end of year               $11.86    $11.55   $11.60   $11.22   $11.70   $11.73   $11.02   $10.71   $10.59  $10.44
                                            ========================================================================================

Total return*                                8.21%     5.13%    9.19%    1.36%    5.15%   12.52%    9.61%    7.87%    8.11%   7.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)        $427,022  $384,003 $375,415  $349,458 $3765,684 $303,719 $208,972 $123,486 $73,798 $24,453
Ratios to average net assets:
 Expenses                                     .67%      .66%     .66%     .65%     .58%     .62%     .65%     .70%     .70%    .45%
 Expenses excluding waiver
  and payments by affliate                    .67%      .66%     .66%     .65%     .58%     .62%     .65%     .70%     .70%    .73%
 Net investment income                       5.33%     5.52%    5.51%    5.71%    5.47%    5.87%    6.09%    6.40%    6.28%   6.72%
Portfolio turnover rate                     12.18%     4.47%    6.52%   26.44%    9.42%    7.78%    4.65%   10.74%   12.58%  15.08%


OREGON FUND - CLASS II

YEAR ENDED FEB. 28                                  1998    1997      19961
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year               $11.61     $11.65     $11.23
                                                 -----------------------------
Income from investment operations:
 Net investment income                              .56        .56        .47
 Net realized and unrealized gains (losses)         .31       (.04)       .41
                                                 -----------------------------
Total from investment operations                    .87        .52        .88
                                                 -----------------------------
Less distributions from:
 Net investment income                             (.56)      (.56)      (.46)
                                                 -----------------------------
Net asset value, end of year                     $11.92     $11.61     $11.65
                                                 =============================

Total return*                                      7.66%      4.59%      7.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)              $15,946     $7,100     $2,044
Ratios to average net assets:
 Expenses                                          1.22%      1.23%      1.24%**
 Net investment income                             4.74%      4.93%      4.87%**
Portfolio turnover rate                           12.18%      4.47%      6.52%


PENNSYLVANIA FUND - CLASS I

YEAR ENDED FEB. 28                          1998     1997     1996     1995     1994    1993     1992     1991     1990    1989
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year        $10.39    $10.44   $10.16    $10.56   $10.55   $ 9.84   $ 9.49   $ 9.65   $ 9.52  $ 9.49
                                          ------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       .58       .60      .62       .62      .63      .64      .64      .65      .66     .69
 Net realized and unrealized gains (losses)  .32      (.04)     .29      (.41)     .01      .70      .38     (.09)     .19     .06
                                          ------------------------------------------------------------------------------------------
Total from investment operations             .90       .56      .91       .21      .64     1.34     1.02      .56      .85     .75
                                          ------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                      (.58)     (.61)    (.63)     (.61)    (.63)    (.63)    (.67)    (.72)    (.72)   (.72)
 In excess of net investment income         (.01)       -        -         -        -        -        -        -        -        -
 Net realized gains                         (.14)       -        -         -        -        -        -        -        -        -
                                          ------------------------------------------------------------------------------------------
Total distributions                         (.73)     (.61)    (.63)     (.61)    (.63)    (.63)    (.67)    (.72)    (.72)   (.72)
                                          ------------------------------------------------------------------------------------------
Net asset value, end of year              $10.56    $10.39   $10.44    $10.16   $10.56   $10.55   $ 9.84   $ 9.49   $ 9.65  $ 9.52
                                          ------------------------------------------------------------------------------------------

Total return*                               8.90%     5.53%    9.15%     2.22%    5.99%   13.84%   10.99%    5.76%    8.86%   7.97%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of year (in 000's)       $713,141 $658,339 $639,847  $587,366  $615,546 $505,845 $391,301 $305,592 $180,720$73,851
Ratios to average net assets:
 Expenses                                    .65%      .64%     .64%      .63%     .56%     .58%     .59%     .62%     .73%    .59%
 Expenses excluding waiver
  and payments by affiliate                  .65%      .64%     .64%      .63%     .56%     .58%     .59%     .62%     .73%    .75%
Net investment income                       5.49%     5.84%    5.96%     6.15%    5.90%    6.34%    6.71%    6.82%    6.66%   6.97%
Portfolio turnover rate                    12.74     22.24%    9.71%    12.91%    4.73%    5.87%    4.44%    5.23%    6.31%   1.56%

PENNSYLVANIA FUND - CLASS II

YEAR ENDED FEB. 28                                    1998    1997     19961
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $10.43   $10.47    $10.17
                                                   -------------------------
Income from investment operations:
 Net investment income                                .52      .55       .47
 Net realized and unrealized gains (losses)           .33     (.05)      .30
                                                   ----------------------
Total from investment operations                      .85      .50       .77
                                                   ----------------------
Less distributions from:
 Net investment income                               (.53)    (.54)     (.47)
 Net realized gains                                  (.14)    -         -
                                                   --------------------
Total distributions                                  (.67)    (.54)     (.47)
                                                   ------------------------
Net asset value, end of year                       $10.61   $10.43    $10.47
                                                   =========================

Total return*                                        8.35%    4.98%     7.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                $25,899  $11,935    $3,110
Ratios to average net assets:
 Expenses                                            1.21%    1.21%     1.22%**
 Net investment income                               4.89%    5.22%     5.36%**
Portfolio turnover rate                             12.74%   22.24%     9.71%


PUERTO RICO FUND - CLASS I

YEAR ENDED FEB. 28                        1998     1997     19961    1995      1994    1993     1992     1991     1990     1989
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a shares outstanding throughout the year)
Net asset value, beginning of year       $11.51   $11.59   $11.31   $11.83   $11.81   $11.12   $10.84   $10.76   $10.54   $10.57
                                         ------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      .62      .65      .66      .67      .68      .70      .69      .76      .71      .70
 Net realized and unrealized gains (losses) .36      .02      .30     (.50)     .03      .67      .30      .04      .24      .04
                                         ------------------------------------------------------------------------------------------
Total from investment operations            .98      .67      .96      .17      .71     1.37      .99      .80      .95      .74
                                         ------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income     `               (.62)    (.65)+   (.67)++  (.69)    (.69)    (.68)    (.71)   (.72)     (.73)    (.77)
 Net realized gains                        (.01)    (.10)    (.01)      -       -         -        -        -        -         -
                                         ------------------------------------------------------------------------------------------
 Total distributions                       (.63)    (.75)    (.68)    (.69)    (.69)    (.68)    (.71)   (.72)     (.73)    (.77)
                                         ------------------------------------------------------------------------------------------
Net asset value, end of year             $11.86   $11.51   $11.59   $11.31   $11.83   $11.81   $11.12   $10.84   $10.76   $10.54
                                         ==========================================================================================

Total return*                              8.78%    6.03%    8.68%    1.60%    5.95%   12.48%    9.31%    7.45%    8.91%    7.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)      $210,325 $192,525 $190,577 $176,888 $175,036 $144,806 $112,714 $91,601  $82,819 $80,431
Ratios to average net assets:
 Expenses                                   .75%     .73%     .74%     .73%     .66%     .69%     .70%     .70%     .70%     .72%
 Net investment income                     5.35%    5.62%    5.71%    5.95%    5.77%    6.18%    6.45%    7.08%    6.65%    6.76%
Portfolio turnover rate                    7.94%   21.09%   27.99%   18.30%    5.10%   10.37%   15.01%   6.09%    14.12%   50.57%


PUERTO RICO FUND - CLASS II

YEAR ENDED FEB. 28                                    1998    1997     19961
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $11.53   $11.62    $11.32
                                                   --------------------------
Income from investment operations:
 Net investment income                                .56      .58       .50
 Net realized and unrealized gains                    .34      .02       .30
                                                   --------------------------
Total from investment operations                      .90      .60       .80
                                                   --------------------------
Less distributions from:
 Net investment income                               (.55)    (.59)     (.49)
 Net realized gains                                  (.01)    (.10)     (.01)
                                                   --------------------------
Total distributions                                  (.56)    (.69)     (.50)
                                                   --------------------------
Net asset value, end of year                       $11.87   $11.53    $11.62
                                                   ==========================

Total return*                                        8.07%    5.33%     7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                 $3,615   $1,679      $533
Ratios to average net assets:
 Expenses                                            1.31%    1.30%     1.32%**
 Net investment income                               4.78%    5.04%     5.16%**
Portfolio turnover rate                              7.94%   21.09%    27.99%

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized except where indicated. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
1 For the period May 1, 1995 (effective date) to February 29, 1996.
2 For the period October 3, 1988 (effective date) to February 28, 1989.
3 For the period July 1, 1996 (effective date) to February 28, 1997.
4 For the period April 23, 1988 (effective date) to February 28, 1989.
5 For the period September 21, 1992 (effective date) to February 28, 1993.
+ Includes distributions in excess of net investment income in the amount of $.006.
++ Includes distributions in excess of net investment income in the amount of $.001.
+++ Includes distributions in excess of net investment income in the amount of $.008.
++++ Includes distributions in excess of net investment income in the amount of $.003.

HOW DO THE FUNDS INVEST THEIR ASSETS?

A QUICK LOOK AT THE FUNDS

FRANKLIN FEDERAL
INTERMEDIATE-TERM    FRANKLIN HIGH YIELD   FRANKLIN PUERTO     STATE SPECIFIC
TAX-FREE             TAX-FREE              RICO TAX-FREE       TAX-FREE
INCOME FUND          INCOME FUND           INCOME FUND         INCOME FUNDS
GOAL: High current   GOAL: High current    GOAL: High current  GOAL: High
income free from     yield free from       income free from    current tax-free
federal income       federal income        federal income      income for
taxes.               taxes.                taxes and from the  residents of the
                                           personal income     fund's state.
                                           taxes of a
                                           majority of
                                           states.

STRATEGY: Invests    STRATEGY: Invests     STRATEGY: Invests   STRATEGY: Invest
in investment        in municipal          in investment       in investment
grade municipal      securities rated in   grade municipal     grade municipal
securities whose     any rating category   securities whose    securities whose
interest is free     and whose interest    interest is free    interest is free
from federal         is free from          from federal        from federal and
income taxes and     federal income        income taxes and    state personal
maintains a          taxes. The fund       from the personal   income taxes, if
dollar-weighted      tries to invest in    income taxes of a   any, for
average portfolio    lower-rated           majority of         residents of the
maturity of three    securities to the     states.             fund's state.
to 10 years.         extent their yields
                     justify their risk,
                     in the Manager's
                     opinion.


WHAT IS THE MANAGER'S APPROACH?

The Manager tries to select securities that it believes will provide the best balance between risk and return within each fund's range of allowable investments. The Manager considers a number of factors including general market and economic conditions, and the credit quality of the issuer when selecting securities for each fund.

To provide tax-free income to shareholders, the Manager typically uses a buy and hold strategy. This means it holds securities in a fund's portfolio for income purposes, rather than trading securities for capital gains. The Manager may sell a security at any time, however, when the Manager believes doing so could help the fund meet its goals.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. Each fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and, for the state and Puerto Rico funds, state personal income taxes. If you are a resident of Puerto Rico, you should consult with your tax advisor before investing in any of the funds.

Each fund's level of risk and potential reward depends on the quality and maturity of its investments. Each fund, except the High Yield Fund, invests only in investment grade municipal securities. With its broader range of investments, the High Yield Fund has the potential for higher yields, but also carries a higher degree of risk. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them.

THE FUNDS IN MORE DETAIL

WHAT ARE THE FUNDS' GOALS?

The investment goal of the FEDERAL INTERMEDIATE FUND is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The investment goal of the HIGH YIELD FUND is to provide investors with a high current yield exempt from federal income taxes. As a secondary goal, the High Yield Fund seeks capital appreciation to the extent possible and consistent with its principal investment goal.

The investment goal of the PUERTO RICO FUND is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing while seeking preservation of shareholders' capital. The Puerto Rico Fund also seeks to provide a maximum level of income that is free from the personal income taxes of a majority of states, although this policy is not a fundamental investment goal of the fund.

The investment goal of EACH STATE FUND is to provide investors with as high a level of income exempt from federal income taxes and from the personal income taxes, if any, for resident shareholders of the fund's state as is consistent with prudent investing, while seeking preservation of shareholders' capital.

These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

Municipal securities help the funds meet their investment goals because they generally pay interest free from federal income tax. Municipal securities issued by a fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions also generally pay interest free from state personal income taxes, if any, for residents of the fund's state. Municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands also generally pay interest free from state personal income taxes in a majority of states.

Each fund normally invests:

o at least 80% of its assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental). Each fund applies this test to its net assets, except for the Federal Intermediate Fund, which applies the test to its total assets;

o at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state, although each fund tries to invest all of its assets in these securities (this policy is also fundamental and applies only to the state funds); and

o at least 65% of its total assets in municipal securities of its state or territory (this policy applies only to the state and Puerto Rico funds). The High Yield Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

While each fund tries to invest 100% of its assets in municipal securities whose interest is free from federal and, for the state and Puerto Rico funds, state personal income taxes, it is possible, although not anticipated, that a fund may have up to 20% of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that each fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities rated in the highest rating category are "top rated." Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the Appendix to this prospectus and in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

o Each fund, except the High Yield Fund, only buys investment grade securities or unrated securities that the Manager believes are comparable.

o The High Yield Fund invests at least 65% of its assets in high yield securities. The fund may invest in securities rated in any rating category, although the fund currently invests primarily in securities rated BBB/Baa or below or in unrated securities that the Manager believes are comparable. The fund may invest in defaulted securities if the Manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. The fund, however, does not currently intend to invest more than 10% of its assets in defaulted securities.

o While the fund tries to invest in lower-rated securities, the Manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the fund's portfolio.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

o The Federal Intermediate Fund may buy securities with any maturity but must maintain a dollar-weighted average portfolio maturity of three to 10 years.

o The High Yield, Puerto Rico and state funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity. Since securities with longer maturities may provide higher yields, the High Yield Fund generally invests in longer-term securities.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers a fund's income when interest rates fall. Of course, a fund's income from its variable rate investments may also increase if interest rates rise.

o Each fund, except the High Yield Fund, may invest in investment grade variable and floating rate securities.

o The High Yield Fund may invest in variable and floating rate securities in any rating category.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

o Each fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When the Manager believes unusual or adverse economic, market or other conditions exist, it may invest a fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) for the state and Puerto Rico funds, municipal securities issued by a state, territory or local government other than the fund's state or territory.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. Non-diversified funds may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

o The Connecticut, Federal Intermediate and Michigan funds are non-diversified funds, although they intend to meet certain diversification requirements for tax purposes. The other funds are all diversified. Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

Like all investments, an investment in a fund involves risks. The risks of each fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in any one of the state or Puerto Rico funds may involve more risk than an investment in a fund that does not focus on securities of a single state or territory. Because each fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that a fund will meet its investment goal. A fund's share price, and the value of your investment, may change. Generally, when the value of a fund's investments go down, so does the fund's share price. Similarly, when the value of a fund's investments go up, so does the fund's share price. Since the value of a fund's shares can go up or down, it is possible to lose money by investing in a fund.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

Securities rated below investment grade, sometimes called "municipal junk bonds," generally have more credit risk than higher-rated securities. The risk of default or price changes due to changes in the issuer's credit quality is greater. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers are also more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Lower-rated securities may also be less liquid than higher-rated securities.

None of the funds, except the High Yield Fund, invests in securities rated below investment grade. The High Yield Fund, however, may invest up to 100% of its assets in these securities. The following table provides a summary of the credit quality of the High Yield Fund's portfolio. These figures are dollar-weighted averages of month-end assets during the fiscal year ended February 28, 1998.

                      AVERAGE WEIGHTED
S&P RATING          PERCENTAGE OF ASSETS
----------          --------------------
AAA                        25.0%1
AA                          3.7%
A                           4.5%
BBB                        31.0%2
BB                         21.2%3
B                          5.8%4
CCC                         0.9%
Not Rated                  7.9%5

1  6.8% are unrated and have been included in the AAA rating category.
2  8.7% are unrated and have been included in the BBB rating category.
3  14.5% are unrated and have been included in the BB rating category.
4  1.2% are unrated and have been included in the B rating category.
5 This figure includes securities that have not been rated by S&P, but that have been rated by another rating agency.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

STATE RISKS. Since each state fund invests heavily in municipal securities of its state, events in that state are likely to affect the fund's investments and its performance. These events may include:

o   economic or political policy changes;

o   tax base erosion;

o   state constitutional limits on tax increases;

o   budget deficits and other financial difficulties; and

o   changes in the ratings assigned to municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

To the extent the Federal Intermediate, High Yield or Puerto Rico funds are invested in a state, events in that state may affect their investments in that state and their performance.

For more specific information on the economy and financial strength of the funds' various states, please see "What Are the Risks of Investing in the Funds?" in the SAI.

U.S. TERRITORIES RISKS. Each fund may invest a portion of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

The Puerto Rico Fund invests heavily in Puerto Rico municipal securities. Events in Puerto Rico, including the types of events discussed under "State Risks" above, are likely to affect the fund's investments and its performance.

For more information on U.S. territories and their economy, please see "What Are the Risks of Investing in the Funds?" in the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers is the investment manager of each fund, except the Connecticut Fund. Investment Advisory is the investment manager of the Connecticut Fund.

The Manager manages each fund's assets and makes its investment decisions. The Manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Manager and its affiliates manage over $232 billion in assets, including $48 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is:

Thomas Kenny
Senior Vice President of Advisers and Portfolio Manager of Investment Advisory

Mr. Kenny has been an analyst or portfolio manager for the Arizona, Colorado, Connecticut, Federal intermediate, Indiana, Michigan, New Jersey and Oregon funds since inception and the High Yield, Pennsylvania and Puerto Rico funds since 1987. Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.


John B. Pinkham
President of Investment Advisory


Mr. Pinkham has been an analyst or portfolio manager for the Connecticut Fund since inception. Mr. Pinkham holds a Bachelor of Science degree in Business from Columbia University. He has been in the securities industry since 1956 and with the Franklin Templeton Group since 1985. He is a member of several securities industry-related committees and associations.

John Pomeroy
Portfolio Manager of Investment Advisory

Mr. Pomeroy has been an analyst or portfolio manager for the Connecticut Fund since 1989. Mr. Pomeroy holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.


Stella Wong
Vice President of Advisers


Ms. Wong has been an analyst or portfolio manager for the Indiana, New Jersey, and Pennsylvania funds since their inception. Ms. Wong holds a Master degree in Financial Planning from Golden Gate University and a Bachelor of Science degree in Business Administration from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.


Sheila Amoroso
Vice President of Advisers


Ms. Amoroso has been an analyst or portfolio manager for the Arizona, Colorado, Federal intermediate, Michigan, New Jersey and Oregon funds since inception and the High Yield, Pennsylvania and Puerto Rico funds since 1987. Ms. Amoroso holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.


John Wiley
Portfolio Manager of Advisers


Mr. Wiley has been an analyst or portfolio manager for the Indiana and Oregon funds since 1991. Mr. Wiley holds a Masters of Business Administration degree in Finance from Saint Mary's College and a Bachelor of Science degree from the University of California at Berkeley. He joined the Franklin Templeton Group in 1989. He is a member of several securities industry-related committees and associations.

Carrie Higgins
Portfolio Manager of Advisers

Ms. Higgins has been an analyst or portfolio manager for the Arizona Fund since 1992 and for the Michigan Fund since inception. Ms. Higgins holds a Bachelor of Science degree in Economics from the University of California at Davis. She joined the Franklin Templeton Group in 1990. She is a member of several securities industry-related committees and associations.

Mark Orsi
Portfolio Manager of Advisers

Mr. Orsi has been an analyst or portfolio manager for the Colorado Fund since 1991 and for the Federal Intermediate Fund since inception. Mr. Orsi holds a Bachelor of Science degree in Finance from Santa Clara University. He joined the Franklin Templeton Group in 1990. He is a member of several securities industry-related committees and associations.

Ben Barber
Portfolio Manager of Advisers

Mr. Barber has been an analyst or portfolio manager for the High Yield Fund since 1993. He has a Bachelor of Arts Degree in International Relations and Political Science from the University of California at Santa Barbara. Mr. Barber joined the Franklin Templeton Group in 1991. He is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended February 28, 1998, management fees paid to the Manager and total operating expenses, as a percentage of average monthly net assets, were as follows:

                                                    TOTAL
                                       MANAGEMENT OPERATING EXPENSES
                                       FEES        CLASS I  CLASS II
Arizona Fund                             0.48%      0.63%   1.19%
Colorado Fund                            0.55%      0.71%   1.27%
Connecticut Fund                         0.57%      0.73%   1.29%
Federal Intermediate Fund                0.54%*     0.75%*  -
High Yield Fund                          0.46%      0.61%   1.18%
Indiana Fund                             0.63%      0.82%   -
Michigan Fund                            0.00%*     0.25%*  -
New Jersey Fund                          0.49%      0.66%   1.22%
Oregon Fund                              0.51%      0.67%   1.22%
Pennsylvania Fund                        0.49%      0.65%   1.21%
Puerto Rico Fund                         0.56%      0.75%   1.31%

*Management fees, before any advance waiver, totaled 0.61% for the Federal Intermediate Fund and 0.65% for the Michigan Fund. Total operating expenses were 0.82% for the Federal Intermediate Fund and 1.01% for the Michigan Fund. Under an agreement by Advisers to waive or limit its fees, the Federal Intermediate and Michigan Funds paid the management fees and total operating expenses shown. Advisers may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. The Manager tries to obtain the best execution on all transactions. If the Manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the Manager, FT Services provides certain administrative services and facilities for each fund.

During the fiscal year ended February 28, 1998, administration fees paid to FT Services, as a percentage of average daily net assets, were as follows:

                                     ADMINISTRATION
                                          FEES
Arizona Fund                             0.13%
Colorado Fund                            0.15%
Connecticut Fund                         0.15%
Federal Intermediate Fund                0.15%
High Yield Fund                          0.08%
Indiana Fund                             0.15%
Michigan Fund                            0.15%
New Jersey Fund                          0.14%
Oregon Fund                              0.14%
Pennsylvania Fund                        0.14%
Puerto Rico Fund                         0.15%

These fees are paid by the Manager. They are not a separate expense of the funds. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLANS


Each fund and class have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Michigan Fund under its plan may not exceed 0.15% per year of the fund's average daily net assets, although the fund is currently only reimbursing up to 0.10%. Payments by the remaining funds under their Class I plans may not exceed 0.10% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plans, a fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

A fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plans. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW DO THE FUNDS MEASURE PERFORMANCE?

From time to time, the funds advertise their performance. Commonly used measures of performance include total return, current yield and current distribution rate. Each fund may also advertise its taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the fund. The taxable-equivalent yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the yield or distribution rate of the class, assuming one or more tax rates.

The investment results of each fund will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how each fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

--------------------------------------------------------------------------------
On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes to the Code. Because many of these changes are complex, they are discussed in the SAI.
--------------------------------------------------------------------------------

Taxation of the Funds' Invest-          How Do the Funds Earn Income and Gains?
ments. Each fund invests your           Each fund earns interest and other
money in the municipal and other        income (the fund's "income") on its
securities described in the             investments.  When a fund sells a
section "How Do the Funds Invest        security for a price that is higher
Their Assets?"  Special tax rules       than it paid, it has a gain.  When a
may apply when determining the          fund sells a security for a price
income and gains that each fund         that is lower than it paid, it has a
earns on its investments.  These        loss.  If a fund has held the
rules may, in turn, affect the          security for more than one year, the
amount of distributions that a          gain or loss will be a long-term
fund pays to you.  These special        capital gain or loss. If a fund has
tax rules are discussed in the          held the security for one year or
SAI.                                    less, the gain or loss will be a
                                        short-term capital gain or loss. A
Taxation of the Funds.  As a            fund's gains and losses are netted
regulated investment company, each      together, and, if the fund has a net
fund generally pays no federal          gain (the fund's "gains"), that gain
income tax on the income and gains      will generally be distributed to you.
that it distributes to you.


TAXATION OF SHAREHOLDERS

Distributions.  Distributions made      WHAT IS A DISTRIBUTION?
to you from interest income on          As a shareholder, you will receive
municipal securities will be            your share of a fund's income and
exempt from the regular federal         gains on its investments.  A fund's
income tax.  Distributions made to      interest income on municipal
you from other income on temporary      securities is paid to you as exempt-
investments, short-term capital         interest dividends. A fund's ordinary
gains, or ordinary income from the      income and short term capital gains
sale of market discount bonds will      are paid to you as ordinary
be taxable to you as ordinary           dividends.  A fund's long-term
dividends, whether you receive          capital gains are paid to you as
them in cash or in additional           capital gain distributions.  If a
shares.  Distributions made to you      fund pays you an amount in excess of
from interest on certain private        its income and gains, this excess
activity bonds, while still exempt      will generally be treated as a non-
from the regular federal income         taxable distribution.  These amounts,
tax, are a preference item when         taken together, are what we call a
determining your alternative            fund's distributions to you.
minimum tax. The fund will send
you a statement in January of the
current year that reflects the
amount of exempt-interest
dividends, ordinary dividends,
capital gain distributions,
interest income that is a tax
preference item under the
alternative minimum tax and non-
taxable distributions you received
from the fund in the prior year.
This statement will include
distributions declared in December
and paid to you in January of the
current year, but which are
taxable as if paid on December 31
of the prior year.  The IRS
requires you to report these
amounts on your income tax return
for the prior year.  A fund's
statement for the prior year will
tell you how much of your capital
gain distribution represents 28%
rate gain.  The remainder of the
capital gain distribution
represents 20% rate gain.
--------------------------------------------------------------------------------

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the funds' distributions will qualify for the corporate dividends-received deduction.

Redemptions and Exchanges.  If you      WHAT IS A REDEMPTION?
redeem your shares or if you            A redemption is a sale by you to the
exchange your shares in the funds       fund of some or all of your shares in
for shares in another Franklin          the fund.  The price per share you
Templeton Fund, you will generally      receive when you redeem fund shares
have a gain or loss that the IRS        may be more or less than the price at
requires you to report on your          which you purchased those shares.  An
income tax return.  If you              exchange of shares in the fund for
exchange fund shares held for 90        shares of another Franklin Templeton
days or less and pay no sales           Fund is treated as a redemption of
charge, or a reduced sales charge,      fund shares and then a purchase of
for the new shares, all or a            shares of the other fund.  When you
portion of the sales charge you         redeem or exchange your shares, you
paid on the purchase of the shares      will generally have a gain or loss,
you exchanged is not included in        depending upon whether the amount you
their cost for purposes of              receive for your shares is more or
computing gain or loss on the           less than your cost or other basis in
exchange.  If you hold your shares      the shares.  Please call Fund
for six months or less, any loss        Information for a free shareholder
you have will be disallowed to the      Tax Information Handbook if you need
extent of any exempt-interest           more information on calculating the
dividends paid on your shares.          gain or loss on the redemption or
Any such loss not disallowed will       exchange of your shares.
be treated as a long-term capital
loss to the extent of any long-
term capital gain distributions
paid on your shares.  All or a
portion of any loss on the
redemption or exchange of your
shares will be disallowed by the
IRS if you buy other shares in the
fund within 30 days before or
after your redemption or exchange.


STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes. Dividends paid from interest earned on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam) will also be exempt from that state's personal income taxes. A state does not, however, grant tax-free treatment to interest on investments in municipal securities of other states. Corporate taxpayers subject to a state's corporate income or franchise tax may be subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. Each fund in which you are a shareholder will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includible in the tax base for determining the taxable portion of your social security or railroad retirement benefits. The IRS requires you to disclose these exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in a fund.


BACKUP WITHHOLDING.  When you open      What Is a Backup Withholding?
an account, IRS regulations             Backup withholding occurs when a fund
require that you provide your           is required to withhold and pay over
taxpayer identification number          to the IRS 31% of your distributions
("TIN"), certify that it is             and redemption proceeds.  You can
correct, and certify that you are       avoid backup withholding by providing
not subject to backup withholding       the fund with your TIN, and by
under IRS rules.  If you fail to        completing the tax certifications on
provide a correct TIN or the            your shareholder application that you
proper tax certifications, the IRS      were asked to sign when you opened
requires the fund to withhold 31%       your account.  However, if the IRS
of all the distributions                instructs the fund to begin backup
(including ordinary dividends and       withholding, it is required to do so
capital gain distributions), and        even if you provided the fund with
redemption proceeds paid to you.        your TIN and these tax
The fund is also required to begin      certifications, and backup
backup withholding on your account      withholding will remain in place
if the IRS instructs the fund to        until the fund is instructed by the
do so.  The fund reserves the           IRS that it is no longer required.
right not to open your account,
or, alternatively, to redeem your
shares at the current Net Asset
Value, less any taxes withheld, if
you fail to provide a correct TIN,
fail to provide the proper tax
certifications, or the IRS
instructs the fund to begin backup
withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" AND "APPENDICES - STATE TAX TREATMENT" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The funds are series of the Franklin Tax-Free Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in September 1984, and is registered with the SEC. Except for the Federal Intermediate, Indiana, and Michigan funds, each fund offers two classes of shares: Franklin Arizona Tax-Free Income Fund - Class I, Franklin Colorado Tax-Free Income Fund - Class I, Franklin Connecticut Tax-Free Income Fund - Class I, Franklin High Yield Tax-Free Income Fund - Class I, Franklin New Jersey Tax-Free Income Fund - Class I, Franklin Oregon Tax-Free Income Fund - Class I, Franklin Pennsylvania Tax-Free Income Fund - Class I, Franklin Puerto Rico Tax-Free Income Fund - Class I and Franklin Arizona Tax-Free Income Fund - Class II, Franklin Colorado Tax-Free Income Fund - Class II, Franklin Connecticut Tax-Free Income Fund - Class II, Franklin High Yield Tax-Free Income Fund - Class II, Franklin New Jersey Tax-Free Income Fund - Class II, Franklin Oregon Tax-Free Income Fund - Class II, Franklin Pennsylvania Tax-Free Income Fund - Class II and Franklin Puerto Rico Tax-Free Income Fund - Class II. All shares outstanding before the offering of Class II shares, and all shares of the Federal Intermediate, Indiana and Michigan funds, are considered Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


As of April 2, 1998, Resources owned of record and beneficially more than 25% of the outstanding shares of the Michigan Fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUNDS DO NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.


1.    Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

      o To open your account:   $100*
      o To add to your account: $25*
      *We reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.    Make your investment using the table below.


--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   For an initial investment:

                              Return the application to the fund with
                              your check made payable to the fund.

                          For additional investments:

                              Send a check made payable to the fund.
                              Please include your account number on
                              the check.
--------------------------------------------------------------------------------
BY WIRE                   1.   Call Shareholder Services or, if that
                               number is busy, call 1-650/312-2000
                               collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                          2.   For an initial investment you must also
                               return your signed shareholder application to the fund.

                          IMPORTANT DEADLINES: If we receive your
                          call before 1:00 p.m. Pacific time and the
                          bank receives the wired funds and reports
                          the receipt of wired funds to the fund by
                          3:00 p.m. Pacific time, we will credit the
                          purchase to your account that day. If we
                          receive your call after 1:00 p.m. or the
                          bank receives the wire after 3:00 p.m., we
                          will credit the purchase to your account
                          the following business day.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                CLASS I                                CLASS II
       o Higher front-end sales               o  Lower front-end sales
         charges than Class II                   charges than Class I
         shares. There are                       shares
         several ways to reduce
         these charges, as
         described below. There
         is no front-end sales
         charge for purchases of
         $1 million or more.*

       o Contingent Deferred                  o  Contingent Deferred
         Sales Charge on                         Sales Charge on
         purchases of $1 million                 purchases sold within
         or more sold within one                 18 months
         year

       o Lower annual expenses                o  Higher annual expenses
         than Class II shares                    than Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.


PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.




                               TOTAL SALES CHARGE       AMOUNT PAID TO
                               AS A PERCENTAGE OF         DEALER AS A
AMOUNT OF PURCHASE         OFFERING       NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE           PRICE          INVESTED     OFFERING PRICE
CLASS I (ALL FUNDS EXCEPT
 FEDERAL INTERMEDIATE)
Under $100,000               4.25%              4.44%        4.00%
$100,000 but less than       3.50%              3.63%        3.25%
$250,000
$250,000 but less than       2.75%              2.83%        2.50%
$500,000
$500,000 but less than       2.15%              2.20%        2.00%
$1,000,000
$1,000,000 or more*          None               None         None

CLASS II
Under $1,000,000*            1.00%              1.01%        1.00%
FEDERAL INTERMEDIATE FUND
Under $100,000               2.25%              2.30%        2.00%
$100,000 but less than       1.75%              1.78%        1.50%
$250,000
$250,000 but less than       1.25%              1.26%        1.00%
$500,000
$500,000 but less than       1.00%              1.01%        0.85%
$1,000,000
$1,000,000 or more*          None               None         None

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."


SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.


GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:

o  Was formed at least six months ago,


o  Has a purpose other than buying fund shares at a discount,


o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the SAME CLASS of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the SAME CLASS of shares. This waiver does not apply to exchanges.

      If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

4. Registered Securities Dealers and their affiliates, for their investment accounts only

5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

8.     Accounts managed by the Franklin Templeton Group

9. Certain unit investment trusts and their holders reinvesting distributions from the trusts


OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.


1.   Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions

                          3.   Include any outstanding share
                               certificates for the shares you want to
                               exchange
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                              If you do not want the ability to
                              exchange by phone to apply to your account,
                              please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?


You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.


If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.


For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"


EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o  You may only exchange shares within the SAME CLASS, except as noted below.


o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.


o  Currently, the funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES


Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the funds, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of a fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of a fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.



--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1.    Send us signed written instructions. If
                          you would like your redemption proceeds
                          wired to a bank account, your instructions should include:

                          o     The name, address and telephone
                                number of the bank where you want the
                                proceeds sent
                          o     Your bank account number
                          o     The Federal Reserve ABA routing number
                          o     If you are using a savings and loan or
                                credit union, the name of the corresponding bank and the account number

                          2.    Include any outstanding share
                          certificates for the shares you are selling

                          3.    Provide a signature guarantee if
                          required

                          4.    Corporate, partnership and trust
                          accounts may need to send additional
                          documents. Accounts under court
                          jurisdiction may have other requirements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services. If you would
                          like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee.
                          To avoid any delay in processing, the
                          instructions should include the items
                          listed in "By Mail" above.

                          Telephone requests will be accepted:

                           o    If the request is $50,000 or less.
                                Institutional accounts may exceed
                                $50,000 by completing a separate
                                agreement. Call Institutional Services
                                to receive a copy.
                           o    If there are no share certificates
                                issued for the shares you want to sell
                                or you have already returned them to
                                the fund
                           o    Unless the address on your account
                                was changed by phone within the last
                                15 days

                          -If you do not want the ability to redeem by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.


The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time. Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. A Contingent Deferred Sales Charge will not apply, however, to Class I purchases over $250 million in the High Yield Fund. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.


We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:


o   Account fees

o Redemptions by a fund when an account falls below the minimum required account size

o   Redemptions following the death of the shareholder or beneficial owner

o   Redemptions through a systematic withdrawal plan set up before February
    1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

The funds declare dividends from their net investment income daily and pay them monthly on or about the 20th day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed twice a year, usually once in December and once after the end of the fund's fiscal year.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before a fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

5. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the SAME CLASS of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund.


HOW AND WHEN SHARES ARE PRICED


The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:



o   Your name,

o   The fund's name,


o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS


You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.


For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.


JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT         DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION             Corporate Resolution
--------------------------------------------------------------------------------
PARTNERSHIP             1.   The pages from the partnership agreement
                             that identify the general partners, or

                        2.   A certification for a partnership agreement
--------------------------------------------------------------------------------
TRUST                   1.   The pages from the trust document that
                             identify the trustees, or

                        2.   A certification for trust
--------------------------------------------------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.


IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE


If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.


KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking account to a fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of a fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY


You may have money transferred from your paycheck to a fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


ELECTRONIC FUND TRANSFERS - CLASS I ONLY


You may choose to have dividend and capital gain distributions from Class I shares of a fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;


o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and


o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:


                                CODE NUMBER
FUND                       CLASS I     CLASS II
-----------------------------------------------
Arizona Fund                 126         226
Colorado Fund                127         227
Connecticut Fund             166         266
High Yield Fund              130         230
Indiana Fund                 167           -
Michigan Fund                179           -
New Jersey Fund              171         271
Oregon Fund                  161         261
Pennsylvania Fund            129         229
Puerto Rico Fund             123         223


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the funds may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES


The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The funds, Distributors and Advisers are also located at this address. Investment Advisory is located at 16 South Main Street, Suite 303, Norwalk, Connecticut 06854. You may also contact us by phone at one of the numbers listed below.


                                                   HOURS OF OPERATION
                                                   (PACIFIC TIME)
DEPARTMENT NAME                TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
Shareholder Services           1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services                1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information               1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                               (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                                   (Saturday)
Retirement Plan Services       1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


GLOSSARY

USEFUL TERMS AND DEFINITIONS


ADVISERS - Franklin Advisers, Inc., the investment manager of each fund, except the Connecticut Fund.


BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I AND CLASS II - Each fund, except the Federal Intermediate, Indiana and Michigan funds, offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Federal Intermediate, Indiana and Michigan funds are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended


CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.


FITCH - Fitch Investors Service, Inc.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTMENT ADVISORY - Franklin Investment Advisory Services, Inc., the Connecticut Fund's investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent


MANAGER - Franklin Advisers, Inc or Franklin Investment Advisory Services, Inc., as applicable


MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.


MOODY'S - Moody's Investors Service, Inc.


NASD - National Association of Securities Dealers, Inc.


NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II for each fund except the Federal Intermediate Fund. The maximum front-end sales charge for the Federal Intermediate Fund is 2.25%.


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system


U.S. - United States


WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.







APPENDIX

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MUNICIPAL NOTE RATINGS

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.








FRANKLIN TAX-FREE TRUST


FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 1998


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN

TABLE OF CONTENTS


How Do the Funds Invest Their Assets?........................
What Are the Risks of Investing in the Funds?................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Management
 and Other Services..........................................
How Do the Funds Buy
 Securities for Their Portfolios?............................
How Do I Buy, Sell and Exchange Shares?......................
How Are Fund Shares Valued?..................................
Additional Information on
 Distributions and Taxes.....................................
The Funds' Underwriter.......................................
How Do the Funds Measure Performance?........................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendices...................................................
 Description of Ratings......................................
 State Tax Treatment.........................................


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When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
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The funds are series of the Franklin Tax-Free Trust (the "Trust"), an open-end management investment company. The Prospectus, dated July 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the funds. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
    BANK;
o   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each state fund also tries to provide a maximum level of income that is exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means that they may not be changed without shareholder approval.

The following gives more detailed information about each fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUNDS BUY

Each fund tries to achieve its investment goal by attempting to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the fund's distributions to be free from the state's personal income taxes. If a fund's state requires this, the fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholder's of the fund's state.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES. Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS. Each fund may invest in municipal lease obligations, including certificates of participation. The Board reviews a fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest. Keeping in mind that each fund can invest in municipal lease obligations without percentage limits, the funds' holdings in municipal lease obligations were:

AS OF FEBRUARY 28, 1998
(AS A PERCENTAGE OF NET ASSETS)
Arizona Fund                9.62%
Florida Fund                6.20%
Insured Fund                5.76%
Massachusetts Fund          4.75%
Michigan Fund               2.61%
Minnesota Fund              2.10%
Ohio Fund                   2.80%

CALLABLE BONDS. Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. Advisers may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for a fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a fund's callable bonds may impact the fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by Advisers, the fund believes it has reduced the risk of an adverse impact on its Net Asset Value from calls of callable bonds. In light of each fund's pricing policies and certain amortization procedures required by the IRS, the funds do not expect to suffer any material adverse impact related to the value at which they have carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Fitch, Moody's or S&P.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES. Each fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS. Each fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs.

MORE INFORMATION ABOUT SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When a fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The funds believe that their Net Asset Value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS. Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION. All of the funds, except the Arizona and Florida funds, are diversified funds. The Arizona and Florida funds are non-diversified. As a fundamental policy, none of the diversified funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each fund, including the Arizona and Florida funds, intends to meet certain diversification requirements for tax purposes. These requirements are discussed under "Additional Information on Distributions and Taxes."

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

SECURITIES TRANSACTIONS. The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

INSURANCE. Each fund invests primarily in insured municipal securities. Each insured municipal security in a fund's portfolio is covered by either a "New Issue Insurance Policy," a "Portfolio Insurance Policy" or a "Secondary Insurance Policy." Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

A fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature insures the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of a fund's shares, or (iii) a fund's dividend distributions.

NEW ISSUE INSURANCE POLICY. An issuer may obtain a New Issue Insurance Policy, also called a "Primary Insurance Policy," when securities are issued. The issuer pays all premiums on the policy in advance. The policy continues in effect as long as the securities are outstanding and the insurer remains in business, and may not otherwise be canceled. Since the policy remains in effect as long as the securities are outstanding, the insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

PORTFOLIO INSURANCE POLICY. Each fund may obtain a Portfolio Insurance Policy, which is effective only as long as the fund holds the securities described in the policy and the insurer is in business and meeting its obligations. If the fund sells a security or the principal amount of the security is paid before maturity, the policy terminates as to that security and will continue to cover only those securities the fund still holds. A Portfolio Insurance Policy may not otherwise be canceled, unless the fund fails to pay the premium. If a security covered by a Portfolio Insurance Policy is pre-refunded and irrevocably secured by a U.S. government security, the insurance will no longer be required for that security.

Because coverage under a Portfolio Insurance Policy ends when the fund sells a security, the insurance does not affect the resale value of the security. Therefore, the fund may hold any security insured under a Portfolio Insurance Policy that is in default or in significant risk of default. Advisers will consider the value of the insurance for the principal and interest payments, the market value of the security, the market value of securities of similar issuers whose securities carry similar interest rates, and the discounted present value of the principal and interest payments to be received from the insurance company in its evaluation of the security. Absent any unusual or unforeseen circumstances as a result of the Portfolio Insurance Policy, Advisers would likely recommend that the fund value the defaulted security, or security for which there is a significant risk of default, at the same price as securities of a similar nature that are not in default. While a defaulted security is held in the fund's portfolio, the fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurer may not change premium rates for securities covered by a Portfolio Insurance Policy, regardless of the issuer's ability or willingness to meet its obligations. Premiums are payable monthly and are adjusted for purchases and sales of covered securities during the month. The premium on a Portfolio Insurance Policy is a fund expense. If the fund fails to pay its premium, the insurer may take action against the fund to recover any premium payments that are due.

SECONDARY INSURANCE POLICY. Under its agreement with the provider of the Portfolio Insurance Policy, each fund may at any time buy a permanent Secondary Insurance Policy on any municipal security insured under the Portfolio Insurance Policy, even if the security is currently in default. When the fund buys a Secondary Insurance Policy, the coverage and obligation of the fund to pay monthly premiums for the security under the Portfolio Insurance Policy ends. The insurer may not change the price of the Secondary Insurance Policy, regardless of the security issuer's ability to meet its debt obligations.

With a Secondary Insurance Policy, the fund obtains insurance against nonpayment of scheduled principal and interest for the remaining term of a security. This insurance coverage continues in effect as long as the insured security is outstanding and may not otherwise be canceled. Thus, the fund has the opportunity to sell a security in default rather than hold it in its portfolio in order to continue, in force, the applicable Portfolio Insurance Policy. When the fund buys a Secondary Insurance Policy on a security, the single premium is added to the cost basis of the security and is not considered a fund expense. A defaulted security covered by a Secondary Insurance Policy would be valued at its market value.

One of the reasons a fund may buy a Secondary Insurance Policy is to enable it to sell a security to a third party as a triple A rated or equivalent insured security. In doing so, the fund may be able to sell the security at a market price that is higher than what it may otherwise be without the insurance. The triple A or equivalent rating is not automatic, however, and must specifically be requested from Fitch, Moody's or S&P for each security.

A fund is likely to buy a Secondary Insurance Policy if, in Advisers' opinion, the market value or net proceeds of the sale of a security by the fund may exceed the current value of the security, without insurance, plus the cost of the insurance. Any difference between the excess of a security's market value as a triple A rated or equivalent security over its market value without such rating, including the cost of insurance, inures to the fund in determining the net capital gain or loss realized by the fund upon the sale of the security.

Each fund may buy a Secondary Insurance Policy instead of a Portfolio Insurance Policy at any time, regardless of the effect of market value on the underlying municipal security, if Advisers believes such insurance would best serve the fund's interests in meeting its investment goals.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers, which allows Advisers to diversify among credit enhancements. Each fund buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P.

A qualified municipal bond insurer is a company whose charter limits its risk assumption to insurance of financial obligations. This precludes the assumption of other types of risk, such as life, medical, fire and casualty, and auto and home insurance. The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the funds nor Advisers makes any representations as to the ability of any insurance company to meet its obligation to a fund if called upon to do so.

Currently, to the best of our knowledge, there are no securities in the funds' portfolios on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

GENERAL. Under the provisions of an insurance policy, the insurer unconditionally and irrevocably agrees to pay the appointed trustee or its successor and its agent (the "Trustee") the portion of the principal or interest on an insured security that is due for payment but that has not been paid by the issuer. The insurer makes such payments to the Trustee on the date the principal or interest becomes due for payment or on the next business day following the day on which the insurer receives notice of nonpayment, whichever is later. The Trustee then disburses the amount of principal or interest due to the fund after the Trustee receives (i) evidence of the fund's right to receive payment of the principal or interest due for payment, and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of the principal or interest due for payment will vest in the insurer. After the disbursement, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

If the issuer of an insured municipal security fails to pay an installment of principal or interest that is due for payment, the fund will receive an insurance payment in the amount of the payment due. When referring to the principal amount, the term "due for payment" means the security's stated maturity date or its call date for mandatory sinking fund redemption. It does not mean any earlier date when payment is due because of a call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When referring to the interest on a security, the term "due for payment" means the stated date for payment of interest.

The term "due for payment" may have another meaning if the interest on a security is determined to be subject to federal income taxation, as provided in the security's underlying documentation. When referring to the principal amount in this case, the term also means the call date for mandatory redemption as a result of the determination of taxability, and when referring to the interest on the security, the term also means the accrued interest, to the call date for mandatory redemption, at the rate provided in the security's documentation together with any applicable redemption premium.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

The following gives more information about the risks of investing in the funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus.

STATE RISKS. Since each state fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state. The information below is based on the most recent data available to the funds from Fitch, Moody's and S&P, three historically reliable sources, but the funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ARIZONA. A cost of living below the national average and competitive wage rates have attracted people and businesses to Arizona, especially from California. As a result, Arizona's population grew by more than 15% during the first half of the 1990s. Although population growth is expected to remain strong, the rate of growth has slowed since 1996 as a result of California's economic recovery and thus less migration from that state. Employment growth has also been strong, at 5.6% in 1996. Driven recently by gains in the high-tech manufacturing sector, employment growth is expected to remain solid over the near-term. Unemployment was 4.7% in May 1997, slightly less than the national average.

Arizona's economy has continued its shift away from agriculture and mining and towards manufacturing and services. The move away from farming, which generally consumes about 80% of the water used in the state, may increase the water available for municipal uses. As of July 1997, manufacturing accounted for approximately 9.3% of the state's total employment, trade 23%, services 30%, government 13%, construction 6% and finance, insurance and real estate 8%.

Under its constitution, Arizona is not allowed to issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs. A significant portion of the state's debt has been supported by motor fuel taxes and highway user fees.

Recently, Arizona's strong economic growth has enabled the state to replenish its general fund, while at the same time cutting taxes. At the end of fiscal 1996, the general fund had a balance of 12.6% of expenditures, up from 6.9% at the end of fiscal 1995. Due to higher-than-anticipated income tax receipts, the state expects the general fund balance will remain strong through fiscal 1998. In addition, the state's budget stabilization fund held $252 million as of July 1997, which may help provide protection in an economic downturn.

Despite periods of financial stress during the 1980s and early 1990s, the state's financial outlook is generally considered stable.

FLORIDA. Employment and population have grown steadily in Florida since 1991, and Florida's economic expansion has been among the strongest in the region, as well as the nation. Florida's population growth has placed increased demands on government services and the state's infrastructure, but so far the state has been able to meet these challenges.

Florida's economy has continued to diversify, moving from a relatively narrow base of agriculture and seasonal tourism towards a service and trade economy. Job growth has been steady, with an unemployment rate of 4.6% in April 1997, below the national rate of 4.8%. The state's job growth has been dependent on growth in the services, construction and trade sectors, with the state's business services sector accounting for approximately 30% of new non-farm employment since 1991. Much of this growth has come from growth in the personnel services sector, however, which typically represents low paying jobs. The state's tourism industry, which has supported the state's other employment sectors, has been somewhat erratic since the recession in the early 1990s. A tourism increase of 3.1% is expected, however, through fiscal 1998.

Due in large part to the state's healthy economy, Florida's population has also continued to grow. It was recently the fourth most populated state in the U.S. Its per capita income, while close to the national average, exceeded regional levels by almost 11% as of April 1997. Because of its substantial retirement age population, however, its income structure is dependent on property income and transfer payments, such as social security and pension benefits. As a result, a change to the consumer price index at the federal level could have a significant impact on the state.

Florida's tax base has been relatively narrow, with 70% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability, as does the constitutional amendment approved by voters in 1994 that limits the rate of growth in state revenues. It should be noted, however, that this amendment exempts revenues pledged to bonds, so existing and new debt issues should be unaffected.

Although Florida's debt levels have been steadily rising, in recent years the state has generated operating surpluses, while maintaining tax levels and providing funds for the state's growth in government services. Overall, the state's financial outlook is considered stable.

MASSACHUSETTS. Massachusetts' economy has continued to recover from the national and regional recessions of the early 1990s. While manufacturing has declined, the state's services sector has grown and recently accounted for 35% of the state's employment. Overall, the state's economic growth has been driven by growth in its high-tech industries, financial services, education and health care. In fact, high-tech industries recently accounted for 9.2% of total employment, the highest concentration of any state. The state's unemployment rate has steadily declined from 4.3% in 1996 to 3.3% in October 1997, below the national average, and has begun to cause concerns about a tight labor market.

Although the state's economy has improved, its debt levels have remained among the highest in the nation. Spending disciplines imposed during the state's severe financial difficulties in the early 1990s have helped and have resulted in seven consecutive years of balanced financial operations. At the same time, the state has greatly reduced its reliance on temporary borrowing.

While the state has regained some control over its budget, continuing expenditure pressures may present fiscal challenges. After a period of restrained debt issuance, pressure to increase borrowing has been building. Funding for routine infrastructure needs and a costly tunnel project have been the focus of this pressure. Spending for education is also expected to increase, and the state still has a relatively high unfunded pension liability. With the rate of economic growth expected to slow down in coming years, Massachusetts' biggest challenge is likely to be the long term management of its capital and debt plans.

MICHIGAN. Michigan's economy has continued to rely on national economic trends, especially the demand for durable goods. Its economic base has been dependent on its manufacturing sector, which recently accounted for 33% of the state's total personal income. While this sector has been strong since the end of the national recession in the early 1990s, the state's reliance on manufacturing has made its economy potentially more volatile than the economies of more diverse states. In recent years, however, the state has made some improvements in the diversity of its economy.

Michigan's finances have also improved since the early 1990s when the state's financial position was weakened by the national recession and imbalances in the budget. Tighter budget controls and the positive effect on revenues of the state's relatively strong economy have allowed the state to replenish reserves, which had been severely depleted during the early 1990s. The state's budget stabilization fund was estimated at more than $1.2 billion at September 30, 1997. Michigan may need the increased stability these reserve levels provide to offset higher school funding requirements, which were estimated at $8.6 billion in fiscal 1997 and represented the largest expense item for the state.

MINNESOTA. Minnesota's economy has been well diversified, with only some concentration in the manufacturing sector. This diversification has allowed the state to perform well during economic cycles, compared with the rest of the nation. The effects of the last national recession were less severe in Minnesota, and the state was able to recover more quickly than many other states.

Since late 1994, Minnesota has experienced steady job growth with increases in computer and business services and in the finance sector. Much of this growth has occurred in the Minneapolis-St. Paul metropolitan area and has created labor shortages in some industries. These shortages have in turn resulted in higher-than-average wage levels. Higher wages, together with a tight labor market, could limit future job expansion in the state.

Minnesota's debt burden has been moderate and its financial position strong. The recent strength of its economy and growth in revenues have allowed the state to restore its general fund and reserve levels, which had been drained during the recession of the early 1990s. In the coming years, key spending areas for the state are expected to include corrections, human services, education and facilities for general government.

OHIO. Ohio's financial performance has been historically strong, aided recently by the continuing diversification of the state's economy. Although manufacturing has remained a large part of the economy, the state's overall employment mix has moved more in line with that of the nation. While benefiting from the recent strength of its manufacturing sector, growth in financial services, distribution and trade have improved the state's economic stability. Nonetheless, the state's reliance on manufacturing creates vulnerability to recession and potential financial volatility. The state's sizable financial reserves, however, may lend some stability and help protect the state against future spending pressures and economic cycles.

In recent years, Ohio's employment growth has slowed to below the national average. For the year ended August 1997, non-farm job growth was 0.8%, compared to 2% for the nation. Much of this growth has been concentrated in the services and trade sectors. Unemployment was 4.2% in October 1997, below the national rate.

Ohio's direct debt levels have been moderate. As a result, debt service payments on its general obligation debt and lease obligations have been manageable. The state enjoyed large operating surpluses in fiscal years 1995 and 1996, and a somewhat smaller surplus in fiscal 1997.

U.S. TERRITORIES RISKS. Since each fund may invest a portion of its assets in municipal securities issued by U.S. territories, the ability of U.S. territory issuers to continue to make principal and interest payments may also affect a fund's performance. As with state municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the fund's may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories. It is based on the most recent data available to the funds from Fitch, Moody's and S&P, and other historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid 1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit has improved and the budget was balanced. It is not yet known, however, whether the goals of the financial plan will be met.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and may also reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996. Currently, however, Congress is considering a bill to raise wages and curtail immigration to the Mariana Islands. If it passes, it could have an adverse affect on the islands' economy.

PUERTO RICO. Overall, both Moody's and S&P consider Puerto Rico's outlook stable. The economy has continued to grow and diversify. Much of this growth has come from the construction, trade and service sectors, which have accounted for more than 50% of the employment base. Manufacturing has contributed 41% of the island's gross domestic product and has accounted for 16% of employment. Despite an increasingly skilled workforce, unemployment has remained high at 12-13%.

Over the past three years, Puerto Rico's financial performance has improved. Strong revenue growth and more aggressive tax collection procedures have helped. Fiscal 1997 appeared to be on target, and expectations are that the fiscal 1998 budget will also be balanced.

Puerto Rico's debt levels have been high but manageable at $2,600 per capita or 12% of expenditures. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $5 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Code. This Code section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination.


INVESTMENT RESTRICTIONS


Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a fund or (ii) 67% or more of the shares of a fund present at a shareholder meeting if more than 50% of the outstanding shares of a fund are represented at the meeting in person or by proxy, whichever is less. Each fund MAY NOT:


 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.


 3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Arizona and Florida funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.


 6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

 9. Invest in companies for the purpose of exercising control or management.


10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, except to the extent permitted by exemptions which may be granted under the 1940 Act, which allows the fund to invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Advisers or its affiliates.

11. In the case of the Arizona and Florida funds, purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.


12. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.


If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES


The Board has the responsibility for the overall management of each fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of each fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of each fund under the 1940 Act are indicated by an asterisk (*).


                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST             DURING THE PAST FIVE YEARS


Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

Edith E. Holiday (46)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director (1993-present) of Amerada Hess Corporation and Hercules Incorporated; Director of Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present); director or trustee of 25 of the investment companies in the Franklin Templeton Group of Funds; formerly, chairman (1995-1997) and trustee (1993-1997) of National Child Research Center, assistant to the President of the United States and Secretary of the Cabinet (1990-1993), general counsel to the United States Treasury Department (1989-1990) and counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors and Lockhead Martin Corporation and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $1,300 per month plus $1,300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                            TOTAL FEES        NUMBER OF BOARDS
                                            RECEIVED FROM     IN THE FRANKLIN
                             TOTAL FEES     THE FRANKLIN      TEMPLETON GROUP
                             RECEIVED FROM  TEMPLETON         OF FUNDS ON WHICH
NAME                         THE TRUST***   GROUP OF FUNDS****EACH SERVES*****

Frank H. Abbott, III.......... $31,200       $165,937               28
Harris J. Ashton..............  29,900        344,642               50
S. Joseph Fortunato...........  29,900        361,562               52
David W. Garbellano*..........  14,300         91,317               N/A
Frank W.T. LaHaye.............  29,900        141,433               28
Gordon S. Macklin.............  29,900        337,292               50
Edith E. Holiday**............   2,600         72,875               25

*Deceased, September 27, 1997.
**Appointed January 15, 1998.
***For the fiscal year ended February 28, 1998.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the funds: approximately 22,985 shares of the Michigan Fund - Class I and 617 shares of the Insured Fund - Class I, or less than 1% of the total outstanding shares of each fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert
H. Johnson, Jr. are brothers.


INVESTMENT MANAGEMENT AND OTHER SERVICES


INVESTMENT MANAGER AND SERVICES PROVIDED. Each fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for each fund to buy, hold or sell and the selection of brokers through whom each fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of each fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of each fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of each fund. Similarly, with respect to each fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of the value of its net assets up to and including $100 million; and 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and 9/240 of 1% of the value of its net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

The table below shows the management fees paid by each fund for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.

                                                       MANAGEMENT FEES PAID
                                                 1998        1997        1996
-----------------------------------------------------------------------------
Arizona Fund .........................          $53,600*  $   9,209*   $      0*
Florida Fund ...............................    164,237*    126,611*     92,697*

Insured Fund ...............................  7,894,099   7,848,890   7,882,310
Massachusetts Fund .........................  1,792,766   1,649,833   1,580,640
Michigan Fund ..............................  5,414,427   5,284,581   5,130,941
Minnesota Fund .............................  2,465,946   2,439,817   2,430,182
Ohio Fund ..................................  3,586,169   3,391,314   3,268,575

*For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, management fees, before any advance waiver, totaled $300,020, $238,269 and $190,058, respectively, for the Arizona Fund, and $559,377, $447,534 and $362,566, respectively, for the Florida Fund. Under an agreement by Advisers to limit its fees, the Arizona and Florida funds paid the management fees shown.

MANAGEMENT AGREEMENT. The management agreement is in effect until March 31, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion.

The table below shows the administration fees paid to FT Services for the fiscal years ended February 28, 1998 and 1997. These fees are paid by Advisers. They are not a separate expense of the funds.

                                               ADMINISTRATION FEES PAID
                                                 1998          1997*
--------------------------------------------------------------------
Arizona Fund .........................          $70,517     $23,726
Florida Fund ...............................    132,554      46,588
Insured Fund ...............................  1,847,411     767,504
Massachusetts Fund .........................    492,589     190,575
Michigan Fund ..............................  1,420,284     584,545
Minnesota Fund .............................    693,528     286,923
Ohio Fund ..................................  1,013,556     410,345

*For the period October 1, 1996 through February 28, 1997.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of each fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the funds' independent auditors. During the fiscal year ended February 28, 1998, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998.

HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

Since most purchases by the funds are principal transactions at net prices, the funds incur little or no brokerage costs. The funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy bonds in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the funds paid no brokerage commissions.

As of February 28, 1998, the funds did not own securities of their regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the funds may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS               SALES CHARGE
Under $30,000                                 3%
$30,000 but less than $100,000                2%
$100,000 but less than $400,000               1%
$400,000 or more                              0%


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


ADDITIONAL INFORMATION ON EXCHANGING SHARES


If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION


If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may use a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. By meeting certain requirements of the Code, each fund has qualified and continues to qualify to pay "exempt-interest dividends" to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from that state's personal income taxes. A state generally does not grant tax-free treatment to interest on state and municipal securities of other states.

At the end of each calendar year, each fund in which you are a shareholder will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your personal tax advisor to determine the application of your state and local laws to these distributions. Corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes. For more information, please see "Appendices - State Tax Treatment."

A fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by the fund ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

From time to time, a fund may buy a tax-exempt bond in the secondary market for a price that is less than the principal amount of the bond. This discount is called market discount if it exceeds a de minimis amount of discount under the Code. For market discount bonds purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount at the time of the sale) is treated as ordinary income rather than capital gain. Any distribution by a fund of market discount income will be taxable as ordinary income to you. A fund may elect in any fiscal year not to distribute to you its taxable ordinary income and to pay a federal income or excise tax on this income at the fund level. In any case, the amount of market discount, if any, is expected to be small.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by a fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than five years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Each fund in which you are a shareholder will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions of taxable income, if any, which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared. You will receive a Form 1099-DIV only for calendar years in which a fund has made a distribution to you of taxable ordinary income or capital gain.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each fund in which you are a shareholder will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, each fund must meet certain specific requirements, including:

    The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of a fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

    The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

    The fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in a fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because each fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST. The interest on bonds issued to finance essential state and local government operations is generally tax-exempt, and distributions paid from this interest income will generally qualify as an exempt-interest dividend. Interest on certain non-essential or "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still exempt from regular federal income tax, is a preference item for taxpayers in determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position.

Consistent with each fund's investment goals, each fund may acquire such private activity bonds if, in Advisers' opinion, such bonds represent the most attractive investment opportunity then available to the fund. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying shares in the fund.

The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as on activities financed by certain industrial development or private activity bonds. Some of these bonds, including bonds for sports arenas, parking facilities, and pollution control facilities, are generally not tax-exempt because they generally do not pay tax-exempt interest.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. To the extent a fund invests in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK), the fund may have to recognize income and make distributions to you before its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If a fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of each fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal years ended February 28, 1998, February 28, 1997 and
February 29, 1996.

                                                         AMOUNT RECEIVED
                                 TOTAL      AMOUNT        IN CONNECTION
                              COMMISSIONS  RETAINED BY   WITH REDEMPTIONS
                               RECEIVED   DISTRIBUTORS   OR REPURCHASES
1998
Arizona Fund..................  $444,372   $30,899          $ 0
Florida Fund..................   643,277    42,185            0
Insured Fund.................. 3,458,998   223,393        9,982
Massachusetts Fund............   971,661    60,293        4,495
Michigan Fund................. 2,762,586   167,731       18,468
Minnesota Fund................ 1,114,812    67,354        1,216
Ohio Fund..................... 2,325,085   145,477        6,228

1997
Arizona Fund.................. $ 325,449  $ 20,962        $   0
Florida Fund..................   471,751    30,514            0
Insured Fund.................. 3,651,499   232,191        6,263
Massachusetts Fund............   996,784    64,688        1,328
Michigan Fund................. 3,025,658   186,288        7,786
Minnesota Fund................ 1,061,069    65,580        2,804
Ohio Fund..................... 2,389,162   144,651        9,688

1996
Arizona Fund.................. $ 354,716  $ 23,459        $   0
Florida Fund..................   529,386    35,378        7,440
Insured Fund.................. 3,860,342   257,256        1,217
Massachusetts Fund............   907,321    59,564            0
Michigan Fund................. 1,214,412   241,446        2,150
Minnesota Fund................ 1,213,674    77,132            0
Ohio Fund..................... 2,230,958   138,652            0

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

THE RULE 12B-1 PLANS

Each fund and class have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

ARIZONA AND FLORIDA PLANS. Under their plans, the Arizona and Florida funds may each pay up to a maximum of 0.15% per year of their average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of their shares.

THE CLASS I PLANS. Under the Class I plan of each fund, except the Arizona and Florida funds, the fund may pay up to a maximum of 0.10% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plans, the Board has determined that the annual fees payable under each plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plans, each plan permits the Board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plans.

The Class I plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLANS. Under the Class II plans, each fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plans, each fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

ALL PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers, or by vote of a majority of the outstanding shares of the class. The Arizona and Florida plans may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended February 28, 1998, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were as follows:

                                       DISTRIBUTORS'      AMOUNT
                                         ELIGIBLE          PAID
                                         EXPENSES        BY FUND

Arizona Fund                          $    77,997        $45,494
Florida Fund                              123,638         86,539
Insured Fund - Class I                  1,397,555      1,356,340
Insured Fund - Class II                   310,486        184,564
Massachusetts Fund - Class I              339,617        271,872
Massachusetts Fund - Class II             109,453         59,910
Michigan Fund - Class I                 1,011,866        947,333
Michigan Fund - Class II                  245,508        160,660
Minnesota Fund - Class I                  439,436        402,795
Minnesota Fund - Class II                  77,003         44,063
Ohio Fund - Class I                       664,537        610,310
Ohio Fund - Class II                      212,863        128,927

HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                        AVERAGE ANNUAL TOTAL RETURN
                               INCEPTION                               FROM
                                 DATE    ONE-YEAR FIVE-YEAR TEN-YEAR INCEPTION
Arizona Fund ................ 04/30/93     4.78%   -%         -%      5.92%
Florida Fund ................ 04/30/93     5.30    -          -       5.22
Insured Fund - Class I ...... 04/03/85     3.49    5.02       7.30    8.14
Insured Fund - Class II...... 05/01/95     5.49    -          -       6.38
Massachusetts Fund - Class I  04/03/85     3.91    5.15       7.02    7.44
Massachusetts Fund - Class II 05/01/95     5.76    -          -       6.46
Michigan Fund - Class I ..... 04/03/85     3.79    5.13       7.19    7.79
Michigan Fund - Class II .... 05/01/95     5.65    -          -       6.55
Minnesota Fund - Class I .... 04/03/85     3.05    4.65       6.80    7.73
Minnesota Fund - Class II ... 05/01/95     4.99    -          -       5.83
Ohio Fund - Class I ......... 04/03/85     3.63    5.10       7.24    7.82
Ohio Fund - Class II ........ 05/01/95     5.63    -          -       6.61


These figures were calculated according to the SEC formula:

                        n
                  P(1+T)  = ERV

where:


P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000
            payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                           CUMULATIVE TOTAL RETURN
                                INCEPTION                             FROM
                                  DATE  ONE-YEAR FIVE-YEAR TEN-YEAR INCEPTION
Arizona Fund ................. 04/30/93   4.78%      -%      -%       32.02%
Florida Fund ................. 04/30/93   5.30       -       -        27.87
Insured Fund - Class I ....... 04/03/85   3.49       27.74   102.31  174.48
Insured Fund - Class II....... 05/01/95   5.49       -       -        19.15
Massachusetts Fund - Class I . 04/03/85   3.91       28.52   97.17   152.36
Massachusetts Fund - Class II. 05/01/95   5.76       -       -        19.40
Michigan Fund - Class I ...... 04/03/85   3.79       28.43   100.25  163.19
Michigan Fund - Class II ..... 05/01/95   5.65       -       -        19.66
Minnesota Fund - Class I ..... 04/03/85   3.05       25.51   93.00   161.55
Minnesota Fund - Class II .... 05/01/95   4.99       -       -        17.39
Ohio Fund - Class I .......... 04/03/85   3.63       28.25   101.11  164.30
Ohio Fund - Class II ......... 05/01/95   5.63       -       -        19.86


YIELD


CURRENT YIELD. Current yield of each class shows the income per share earned by a fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended February 28, 1998, was as follows:

                                      YIELD
                             CLASS I          CLASS II
Arizona Fund ...........     4.34%               -%
Florida Fund ...........     4.30                -
Insured Fund ...........     4.06               3.63
Massachusetts Fund......     4.04               3.63
Michigan Fund ..........     4.04               3.61
Minnesota Fund .........     4.04               3.61
Ohio Fund .............      4.06               3.63


These figures were obtained using the following SEC formula:


                          6
      Yield = 2 [(A-B + 1)  - 1]
                  ---
                  cd

where:

a  =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d  =  the maximum Offering Price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD. The funds may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable federal or combined federal and state income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for each class for the 30-day period ended February 28, 1998, was as follows:

                                                 TAXABLE-
                                             EQUIVALENT YIELD
                                         CLASS I           CLASS II
Arizona Fund                               7.58%            -%
Florida Fund                               7.12             -
Insured Fund                               6.73             6.01
Massachusetts Fund                         7.60             6.83
Michigan Fund                              7.00             6.25
Minnesota Fund                             7.31             6.53
Ohio Fund                                  7.24             6.48

As of February 28, 1998, the federal and combined federal and state income tax rates upon which the taxable-equivalent yield quotations are based were as follows:

                                                  COMBINED RATE*
Arizona ......................                        42.7%
Florida ......................                        39.6
Insured ......................                        39.6
Massachusetts ................                        46.8
Michigan .....................                        42.3
Minnesota ....................                        44.7
Ohio .........................                        43.9


*Based on the maximum combined state and 39.6% federal tax rate.


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the funds will be updated to reflect these changes. The funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the funds.


CURRENT DISTRIBUTION RATE


Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                                            CURRENT
                                       DISTRIBUTION RATE
                                 CLASS I              CLASS II
Arizona Fund ...........           4.69%               -%
Florida Fund ...........           4.74                -
Insured Fund ...........           5.13               4.71
Massachusetts Fund .....           4.79               4.37
Michigan Fund ..........           4.80               4.35
Minnesota Fund ........            4.91               4.49
Ohio Fund ..............           4.89               4.46

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the fund. The taxable-equivalent distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                                            TAXABLE-
                                           EQUIVALENT
                                        DISTRIBUTION RATE
                                  CLASS I              CLASS II
Arizona Fund ...........           8.19%                    -%
Florida Fund ...........           7.85                     -
Insured Fund ...........           8.49                     7.80
Massachusetts Fund .....           9.01                     8.22
Michigan Fund ..........           8.31                     7.53
Minnesota Fund .........           8.88                     8.12
Ohio Fund ..............           8.72                     7.96


VOLATILITY


Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

d) Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.


e) Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.


f) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

g) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


h) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


i) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

j) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the funds may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $232 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $48 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1998, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1998). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in a fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the funds are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of April 2, 1998, the principal shareholders of the funds, beneficial or of record, were as follows:

                                                SHARE
NAME AND ADDRESS                               AMOUNT              PERCENTAGE

ARIZONA FUND -
CLASS I

Dean Witter FBO                              289,925.143              5.3%
Megan W. Delaney
PO Box 909
P.O. Box 250 Church Street Station
New York, NY 10008-0250

MASSACHUSETTS  FUND - CLASS II

Maurice Samuel Vaughn TRST                   92,182.920               7.3%
Maurice Samuel Vaughn LIV TR
UA DTD 04/01/97
7971 Park Dr.
Fair Oaks, CA 95628

MINNESOTA FUND -  CLASS II

Industricorp & Co. Inc.                      57,925.950                6.5%
A/C 19 2996 00
312 Central Ave. NE
Minneapolis, MN 55414

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The funds' Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of a fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that a fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that a fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended February 28, 1998, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended


ADVISERS - Franklin Advisers, Inc., the funds' investment manager


BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I AND CLASS II - Each fund, except the Arizona and Florida funds, offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Arizona and Florida funds are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter


FITCH - Fitch Investors Service, Inc.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.


PROSPECTUS - The prospectus for the funds dated July 1, 1998, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


U.S. - United States


We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDICES

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CON.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


FITCH

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD AND D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S


Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:


MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by each fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT


The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.


ARIZONA


Section 43-1021(4) of the Arizona Income Tax Code states that interest on obligations of the state of Arizona or its political subdivisions is exempt from personal and corporate income tax. Sections 43-1022(6) and 43-1122(6) provide similar tax-exempt treatment for interest on obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Pursuant to State Income Tax Ruling Number 84-10-5, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gain earned by the fund are included in each shareholder's Arizona taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.


FLORIDA


Florida does not have a personal income tax but does have an intangible personal property tax for residents. According to Florida Statute Section
199.185 and Technical Assistance Advisement 90(C)2-003, issued by the Florida Department of Revenue on August 8, 1990 (as later revised), shares in regulated investment companies organized as business trusts, such as the Florida Fund, will not be subject to Florida's intangible property tax to the extent that the fund is invested in obligations of the U.S. government, its agencies, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) at the close of business on the last business day of the calendar year.

If the fund invests all of the remaining portion of its Net Asset Value in exempt obligations of the state of Florida or its municipalities or political subdivisions on such date, then that remaining portion of the Net Asset Value of the fund (and corresponding value of fund shares) will also be exempt from Florida's intangibles tax.

According to Florida Technical Assistance Advisement 94(c)2-025, if the fund invests, such as for temporary or defensive purposes, any of the remaining portion of its portfolio in any asset that is taxable under Florida's intangible tax law, including investments in indirect federal obligations (GNMAs, FNMAs, etc.) or obligations of any other states, then only the portion of Net Asset Value if any that is made up of direct obligations of the U.S. government, or territories and possessions of the U.S. government, may be excluded from the Net Asset Value as being exempt from tax. The remaining Net Asset Value of the fund is subject to tax.


MASSACHUSETTS


Chapter 62, Section 2, of the Massachusetts General Laws states that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the U.S. government or its territories (including Puerto Rico, Guam and the Virgin Islands). Dividends received from the fund, which are either exempt-interest dividends or capital gain dividends, to the extent that the interest or gains are attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the commonwealth, are also exempt from state personal income tax. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term capital gains earned by the fund that are derived from obligations issued by Massachusetts or its political subdivisions, or any of their agencies or instrumentalities is exempt from Massachusetts income tax. Any distributions of net long-term capital gains earned by the fund from obligations described above will also be exempt from Massachusetts income tax so long as such dividends are identified in a written notice to shareholders not later than 60 days after the close of the fund's tax year. Distributions by the fund from sales of obligations other than those listed above will be taxable as follows: Net short-term capital gain distributions will be taxable as dividend income while net long-term capital gain distributions will be taxable at reduced rates from zero to five percent based upon the applicable holding period of the asset as determined under Massachusetts law.

In determining the Massachusetts excise tax on corporations subject to state taxation, distributions from the fund will generally be included in a corporate shareholder's net income, and in the case of corporations that are defined as "intangible property corporations," shares of the fund will be included in the computation of net worth.


MICHIGAN

Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income. This includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including Puerto Rico, Guam and the Virgin Islands).


Revenue Administrative Bulletin 1986-3, states that a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions is permitted to pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions may also be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the fund will generally be included in each shareholder's Michigan taxable income as dividend income and long-term capital gain respectively, and taxed at ordinary income tax rates.

Section 205.133 of the Michigan Compiled Laws exempts from the intangible personal property tax obligations of the state of Michigan and its political subdivisions and obligations of the U.S. and its possessions, agencies and instrumentalities. Pursuant to Revenue Administrative Bulletin 1986-3, an owner of a share of a regulated investment company, such as the Michigan Fund, will be considered the owner of a pro-rata share of the assets of such regulated investment company. It further provides that yield (for intangibles tax purposes) is determined with respect to shares of the Michigan Fund by excluding from gross dividends or interest the pro rata share of the interest or dividends received from such exempt obligations held by the fund. According to Michigan tax return instructions, capital gains from a regulated investment company that are reinvested in additional shares of the fund are exempt from intangibles taxes, whereas capital gains distributed in cash are taxable. In 1995, legislation was passed repealing this intangible personal property tax effective January 1, 1998.


MINNESOTA


Section 290.01 of the Code of Minnesota states that individual shareholders will generally not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, provided that at least 95% of the exempt-interest dividends are derived from obligations of the state of Minnesota, or its political or governmental subdivisions. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Minnesota Rule 8002.0300 generally states that dividends paid by the fund, to the extent attributable to interest derived from obligations of the U.S. government, its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands), will also be exempt from Minnesota's personal income tax. As a matter of policy, the fund will continue to earn at least 95% of its income from interest on Minnesota obligations and invest less than 5% of its assets in direct U.S. government, Puerto Rico or other obligations to ensure that the fund continues to qualify to pay exempt-interest dividends on income from Minnesota obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Minnesota taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.


OHIO


Section 5747.01(a) of the Ohio Revised Code states generally that interest on obligations of the state of Ohio and its subdivisions and authorities and of the U.S. and its territories and possessions (to the extent included in federal adjusted gross income but exempt from state income taxes under U.S.
laws) is exempt from Ohio state personal income tax. Distributions of such income by regulated investment companies, such as the Ohio Fund, will also be exempt from the Ohio personal income tax and the Ohio corporation franchise tax computed on the net income basis. Shares of the Ohio Fund will, however, be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Ohio taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.









FRANKLIN TAX-FREE TRUST


Franklin Alabama Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Kentucky Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Texas Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 1998


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN

TABLE OF CONTENTS


How Do the Funds Invest Their Assets?
What Are the Risks of Investing in the Funds?
Investment Restrictions
Officers and Trustees
Investment Management
 and Other Services
How Do the Funds Buy
 Securities for Their Portfolios?
How Do I Buy, Sell and
 Exchange Shares?
How Are Fund Shares Valued?
Additional Information on
 Distributions and Taxes
The Funds' Underwriter
How Do the Funds
 Measure Performance?
Miscellaneous Information
Financial Statements
Useful Terms and Definitions
Appendices
 Description of Ratings
 State Tax Treatment


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When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
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The funds are diversified series of the Franklin Tax-Free Trust (the "Trust"), an open-end management investment company. The Prospectus, dated July 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the funds. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each fund also tries to provide a maximum level of income that is exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means that they may not be changed without shareholder approval.

The following gives more detailed information about each fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUNDS BUY

Each fund tries to achieve its investment goal by attempting to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the fund's distributions to be free from the state's personal income taxes. If a fund's state requires this, the fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholder's of the fund's state.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES. Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS. Each fund may invest in municipal lease obligations, including certificates of participation. The Board reviews a fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest. Keeping in mind that each fund can invest in municipal lease obligations without percentage limits, the funds' holdings in municipal lease obligations were:

AS OF FEBRUARY 28, 1998
(AS A PERCENTAGE OF NET ASSETS)
Alabama Fund                  1.47%
Florida Fund                 11.10%
Georgia Fund                  4.30%
Kentucky Fund                17.32%
Louisiana Fund                5.25%
Maryland Fund                10.66%
Missouri Fund                17.04%
North Carolina Fund          11.33%
Texas Fund                       0%
Virginia Fund                 2.42%

CALLABLE BONDS. Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. Advisers may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for a fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a fund's callable bonds may impact the fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by Advisers, the fund believes it has reduced the risk of an adverse impact on its Net Asset Value from calls of callable bonds. In light of each fund's pricing policies and certain amortization procedures required by the IRS, the funds do not expect to suffer any material adverse impact related to the value at which they have carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Fitch, Moody's or S&P.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES. Each fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS. Each fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs.

MORE INFORMATION ABOUT SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When a fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The funds believe that their Net Asset Value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS. Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION. All of the funds, except the Maryland Fund, are diversified funds. The Maryland Fund is non-diversified. As a fundamental policy, none of the diversified funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each fund, including the Maryland Fund, intends to meet certain diversification requirements for tax purposes. These requirements are discussed under "Additional Information on Distributions and Taxes."

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

SECURITIES TRANSACTIONS. The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

The following gives more information about the risks of investing in the funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus.

STATE RISKS. Since each fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state. The information below is based on the most recent data available to the funds from Fitch, Moody's and S&P, three historically reliable sources, but the funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ALABAMA. Alabama's economic base has continued to expand and diversify. Although manufacturing has remained an important part of the economy, the trade and service sectors have supplied almost 75% of the state's recent job growth. The state's economic diversification has been fueled by growth in high tech industries, health care and business services, and has centered around the state's major metropolitan areas. Aggressive economic development and business recruitment policies have helped to increase growth throughout the state. In recent years, these policies have brought in significant capital investments, which may help Alabama offset losses in its textile, apparel and food processing sectors.

Historically, Alabama has been able to maintain a relatively low overall debt burden, as well as balanced financial operations. Under the state's constitution, expenditure reductions are required to prevent deficit spending should the state experience revenue shortfalls. Since fiscal 1993, across the board cuts have not been needed due mainly to Alabama's recent economic growth and strict cost containment measures.

Alabama has been under a court order to remedy constitutional violations of funding equity and adequacy in its school systems. The Alabama Special Educational Trust Fund has been the state's largest operating fund and has been funded primarily by income, sales and use taxes. To address some of the deficiencies, the governor recommended that all new revenue growth in the educational trust go to K-12 schools and the state issued revenue bonds totaling $215 million for capital improvements to its schools. Alabama's state legislature also adopted a plan to remedy these violations and deficiencies, although as of May 1997 the court had not accepted the plan.

FLORIDA. Employment and population have grown steadily in Florida since 1991, and Florida's economic expansion has been among the strongest in the region, as well as the nation. Florida's population growth has placed increased demands on government services and the state's infrastructure, but so far the state has been able to meet these challenges.

Florida's economy has continued to diversify, moving from a relatively narrow base of agriculture and seasonal tourism towards a service and trade economy. Job growth has been steady, with an unemployment rate of 4.6% in April 1997, below the national rate of 4.8%. The state's job growth has been dependent on growth in the services, construction and trade sectors, with the state's business services sector accounting for approximately 30% of new non-farm employment since 1991. Much of this growth has come from growth in the personnel services sector, however, which typically represents low paying jobs. The state's tourism industry, which has supported the state's other employment sectors, has been somewhat erratic since the recession in the early 1990s. A tourism increase of 3.1% is expected, however, through fiscal 1998.

Due in large part to the state's healthy economy, Florida's population has also continued to grow. It was recently the fourth most populated state in the U.S. Its per capita income, while close to the national average, exceeded regional levels by almost 11% as of April 1997. Because of its substantial retirement age population, however, its income structure is dependent on property income and transfer payments, such as social security and pension benefits. As a result, a change to the consumer price index at the federal level could have a significant impact on the state.

Florida's tax base has been relatively narrow, with 70% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability, as does the constitutional amendment approved by voters in 1994 that limits the rate of growth in state revenues. It should be noted, however, that this amendment exempts revenues pledged to bonds, so existing and new debt issues should be unaffected.

Although Florida's debt levels have been steadily rising, in recent years the state has generated operating surpluses, while maintaining tax levels and providing funds for the state's growth in government services. Overall, the state's financial outlook is considered stable.

GEORGIA. Georgia has been among the fastest growing states in the U.S. in population. Its diversified economy has also performed well in recent years, with growth in the services sector driving the state's overall employment growth. Other factors that have contributed to Georgia's recent economic growth have been the state's low cost of living, extensive transportation infrastructure, low unemployment rates, and strong activity in the construction sector. Atlanta, which has been at the heart of the state's economic growth, has also been a trade, service and transportation center for much of the southeast region.

Financially, the state's strong economic and revenue growth have so far allowed the state to meet the needs of its growing population, while maintaining a sound financial position. The state has generated operating surpluses in each of the last three fiscal years from 1995 to 1997, and has also fully funded its reserves. While revenues have grown at a rate of more than 9% since 1991, the state has kept growth in general fund expenditures below 9%. In addition, recent investments in financial information and reporting technology should help improve the state's financial reporting and accuracy. In the near term, key expenses for the state may be in the areas of education, health and welfare.

KENTUCKY. Kentucky's economy, with its base in agriculture and traditional manufacturing, has outperformed the nation in both employment and personal income growth over the past several years. In contrast to the nation, its relatively high-wage manufacturing sector has grown steadily, recently accounting for nearly 15% of all jobs. The state has been especially dependent on the production of transportation equipment.

While the state's reliance on traditional manufacturing has persisted, its economy has made improvements towards diversification. Kentucky's economy has been moving towards a more modern manufacturing and service-oriented base, with less emphasis on its coal, tobacco, and heavy manufacturing industries. Its low cost structure, high quality of living, and pro-business environment have attracted businesses to the state over the past several years, with the majority of economic development occurring in the state's "Golden Triangle" region.

Despite improvements, there remain major structural weaknesses in Kentucky's economic base. The state is especially vulnerable to rapid technological changes, which, given the historically low education levels of its workforce, could weaken the ability of the state to remain economically competitive.

Since fiscal 1993, Kentucky's financial management has steadily improved. In 1995, the state funded a $100 million budgetary reserve fund, which by the end of fiscal 1996 had grown to $200 million. Despite a recent court ruling that will require the state to refund an estimated $240 million to taxpayers, as of July 1997, the state was expected to maintain its reserve fund at its 1996 level through fiscal 1998 and to maintain its balanced budget.

LOUISIANA. Louisiana's economy has been historically cyclical due to its reliance on oil and gas production and petro-chemical products. During the energy sector decline of the 1980s, however, the state made some improvements towards a more diversified economy. During that time, the leading source of jobs was the service sector, which in 1997 accounted for 26% of employment. Nonetheless, much of the state's recent economic growth has come from the upturn in the oil and gas sector. Gaming, construction and tourism have also contributed. Future growth should continue to be limited by the state's dependence on the cyclical oil and gas industry, as well as below average wealth and income levels and a workforce with a low education level.

Historically, Louisiana's main revenue sources, namely its sales tax, individual and corporate income tax, and severance and royalty taxes, have fluctuated with economic cycles. This fluctuation has created budget problems in the past. During the last several years, however, the state's financial position has stabilized somewhat. Under a new administration and legislature, the state adopted budget control measures in 1996. These measures have improved efficiencies, especially in the state's large health care system, and resulted in an operating surplus of $161 million for fiscal 1997. A potential problem for the state's financial position may be its unfunded risk management claims for judgments against the state, which, as of May 1997, totaled $1.8 billion.

MARYLAND. Maryland's economic base has been well-diversified. The state's leading employment and income sectors have been services (32.5%), trade (24%) and government (19.1%). The state's dependence on government has been larger than most other states due to Maryland's close proximity to Washington D.C., and has made Maryland vulnerable to federal budget cuts. At the same time, the state's manufacturing sector (7.9%) has been smaller than most other states, although it has been Maryland's most volatile sector. Recently, economic growth has come mainly from the service, trade, and the combined transportation, communication and utilities sectors.

Maryland's financial performance has been historically strong. Contributing factors have included high per capita income levels, a well-educated workforce, an advanced infrastructure, diversified employment opportunities, and strong population growth. In each of the last four fiscal years, the state has generated operating surpluses while building its financial reserves. Debt service levels have also remained manageable.

Going forward, potential areas of financial stress may come from the state's $4.8 billion unfunded pension liability and its recent 10% personal income tax reduction, which is to be phased in over five years. The state hopes to fund the tax cut with savings from reductions in the size of government, new revenues from potential economic growth as a result of the tax cut, and from budget reserves.

MISSOURI. Missouri has historically enjoyed a diversified economy that has tended to mirror the national economy. Employment and personal income growth, however, have been above the national average. Over the past three years, employment has grown at an average annual rate of 2%, while personal income has increased by an average annual rate of 5.8% over the past two years. At the same time, the state's unemployment rate of 3.5% has been below the national average.

Despite declines in its manufacturing sector, trade and services have grown steadily and have more than offset the state's manufacturing losses. Missouri's low cost of living and highly skilled workforce have contributed to this growth and have made the state attractive to computer- and telecommunications-related companies. As of March 1998, S&P estimated that the state's job growth will continue over the next five years, although at a slower pace due to slow population growth and a tight labor force. These factors could raise wages and deter future economic growth.

From a financial standpoint, Missouri's reluctance to rely heavily on borrowing to meet capital needs has resulted in a low debt burden, while sound financial management has resulted in a steadily improving financial position. The state's general fund has had a surplus for six consecutive years, increasing in fiscal 1997 to a balance of $1.71 billion. Because of constitutional tax limitations, however, the state must refund $695 million in excess income tax revenues collected in fiscal years 1995, 1996 and 1997 to taxpayers.

Fiscal 1998 results are also expected to be positive. Because of the state's strong economy, recent estimates indicated general revenue growth of 3.3%. This is down from 5.7% in 1997 as a result of the elimination of the state's sales tax on food. For fiscal 1999, increased expenditures for new prison construction, education and further tax reductions could reduce the state's future financial flexibility.

NORTH CAROLINA. North Carolina recently ranked tenth in the nation in population, and its employment and personal income growth has consistently been above national levels. Manufacturing has dominated the state's economy, providing 24% of employment and ranking North Carolina eighth in the U.S. in manufacturing employment. This reliance on manufacturing could increase the state's vulnerability to future recessions.

Historically, North Carolina's financial operations have been relatively conservative. Income taxes have been the state's main source of revenue and education its largest expense. In recent years, the state's financial performance has been positive with operating surpluses in both fiscal 1996 and 1997. This performance has allowed the state to build reserves and enact various tax relief measures. A budget deficit has been estimated for the first year of the 1997-1999 biennium, however, which the state has planned to fund with its reserves.

Nationally, North Carolina has not been considered a wealthy state. Regionally, however, it has been among the wealthiest states. Low wages, affordable housing, and a perceived favorable quality of life should help provide positive long-term development potential for the state.

TEXAS. The Texas economy has continued to diversify and to move away from its dependence on the volatile oil and gas sector. The state's high-tech sector has become increasing prominent, and, as of June 1997, was second behind only California in total jobs and advantages in cost of business. The construction industry has been the state's fastest growing sector in recent years due in part to a relatively high rate of net migration to the state. Overall, job growth has been strong. Since 1990, Texas has added more than $1.4 million new jobs and has accounted for 11% of all new jobs created in the U.S. Future growth may come from the state's services sector, which accounted for 27% of employment as of April 1997.

While overall job growth has been strong, losses in the state's higher paying oil and gas, and aerospace industries have resulted in slower, although still positive, personal income growth. On a per capita basis, income levels have remained below the national level.

Financially, the state's performance has improved since the budget deficits of the mid-1980s when the oil and gas sector declined. Revenues have continued to increase as the state's economy has grown. For fiscal 1997, the state relied in part on general fund reserves to finance operations and expects to do the same for fiscal 1998. This reliance on existing surpluses to fund expenditures could create budget problems going forward. In the near future, Texas may encounter spending pressures from its growing population and from areas such as education and welfare reform.

The state's debt burden has been relatively modest. In recent years, however, the state's debt position has grown. The state has also moved away from issuing debt designed to be self-supporting and towards issuing debt supported by the general revenue fund. Nonetheless, the state's debt has remained below the national average on a per capita basis.

VIRGINIA. Virginia's economy has been in a period of transition. Historically the state has been dependent on the federal government due to Virginia's close proximity to Washington D.C. Federal downsizing and budget cuts in recent years, however, have cost the state jobs. As a result, the state has been actively encouraging diversification. While federal jobs have continued to account for a larger percentage of employment (5.2% in 1996) relative to the national average, growth in the services sector has helped replace some of the losses of federal jobs. In 1996, services accounted for 29.1% of non-farm employment, with the fastest growth coming from the business and health services areas. Trade has been another growing sector, increasing 12.6% from 1992 to 1996 and accounting for 22.8% of employment in 1996.

Virginia's debt levels have been historically low, although they have begun to increase due to some large highway and university construction projects. Revenues and expenses have likewise grown. After two years of deficits, the state's GAAP-based unreserved fund balance closed with $220 million in fiscal 1997.

Since 1995, the state has had to refund approximately $400 million of income tax collected on federal retiree benefits as a result of a court case. Two-thirds of this amount has been paid and the remainder is scheduled to be paid in 1998 and 1999. In coming years, the state will also have to fund increased expenditures for education, as well as the elimination of its car tax. When fully phased in during fiscal 2003, the cost to the state of the car tax elimination is expected to be $2.8 billion.

U.S. TERRITORIES RISKS. Since each fund may invest a portion of its assets in municipal securities issued by U.S. territories, the ability of U.S. territory issuers to continue to make principal and interest payments may also affect a fund's performance. As with state municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the fund's may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories. It is based on the most recent data available to the funds from Fitch, Moody's and S&P, and other historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid 1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit has improved and the budget was balanced. It is not yet known, however, whether the goals of the financial plan will be met.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and may also reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996. Currently, however, Congress is considering a bill to raise wages and curtail immigration to the Mariana Islands. If it passes, it could have an adverse affect on the islands' economy.

PUERTO RICO. Overall, both Moody's and S&P consider Puerto Rico's outlook stable. The economy has continued to grow and diversify. Much of this growth has come from the construction, trade and service sectors, which have accounted for more than 50% of the employment base. Manufacturing has contributed 41% of the island's gross domestic product and has accounted for 16% of employment. Despite an increasingly skilled workforce, unemployment has remained high at 12-13%.

Over the past three years, Puerto Rico's financial performance has improved. Strong revenue growth and more aggressive tax collection procedures have helped. Fiscal 1997 appeared to be on target, and expectations are that the fiscal 1998 budget will also be balanced.

Puerto Rico's debt levels have been high but manageable at $2,600 per capita or 12% of expenditures. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $5 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Code. This Code section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination.


INVESTMENT RESTRICTIONS


Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a fund or (ii) 67% or more of the shares of a fund present at a shareholder meeting if more than 50% of the outstanding shares of a fund are represented at the meeting in person or by proxy, whichever is less. Each fund MAY NOT:


 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.


 3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.


 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Maryland Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

 6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

 9. Invest in companies for the purpose of exercising control or management.


10. Purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization except to the extent the fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.


11. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.


If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES


The Board has the responsibility for the overall management of each fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of each fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of each fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND              PRINCIPAL OCCUPATION
NAME, AGE AND              OFFICES WITH THE           DURING THE PAST FIVE
ADDRESS                    TRUST                      YEARS

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

Edith E. Holiday (46)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director (1993-present) of Amerada Hess Corporation and Hercules Incorporated; Director of Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present); director or trustee of 25 of the investment companies in the Franklin Templeton Group of Funds; formerly, chairman (1995-1997) and trustee (1993-1997) of National Child Research Center, assistant to the President of the United States and Secretary of the Cabinet (1990-1993), general counsel to the United States Treasury Department (1989-1990) and counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and Franklin Templeton Services, Inc. officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services); and Real 3D (software); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors and Lockheed Martin Corporation and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $1,300 per month plus $1,300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                             TOTAL FEES          NUMBER OF
                                            RECEIVED FROM      BOARDS IN THE
                            TOTAL FEES      THE FRANKLIN    FRANKLIN TEMPLETON
                           RECEIVED FROM   TEMPLETON GROUP   GROUP OF FUNDS ON
NAME                       THE TRUST***     OF FUNDS****  WHICH EACH SERVES*****
--------------------------------------------------------------------------------
Frank H. Abbott, III ...      $31,200        $165,937                 28
Harris J. Ashton .......       29,900         344,642                 50
S. Joseph Fortunato ....       29,900         361,562                 52
David W. Garbellano* ...       14,300          91,317                 N/A
Edith Holiday**.........        2,600          72,875                 25
Frank W.T. LaHaye ......       29,900         141,433                 28
Gordon S. Macklin ......       29,900         337,292                 50

*Deceased, September 27, 1997.
**Appointed January 15, 1998.
***For the fiscal year ended February 28, 1998.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the funds: approximately 1,579 shares of the North Carolina Fund - Class I, or less than 1% of the total outstanding shares of each fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


INVESTMENT MANAGEMENT AND OTHER SERVICES


INVESTMENT MANAGER AND SERVICES PROVIDED. Each fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for each fund to buy, hold or sell and the selection of brokers through whom each fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of each fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of each fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of each fund. Similarly, with respect to each fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of the value of its net assets up to and including $100 million; and 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and 9/240 of 1% of the value of its net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

The table below shows the management fees paid by each fund for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.

                            MANAGEMENT FEES PAID
                        1998           1997      1996
-----------------------------------------------------
Alabama  Fund      $ 1,189,527  $1,079,285  $1,025,448
Florida  Fund        7,419,693   6,567,507   6,180,348
Georgia  Fund          872,451     812,505     744,453
Kentucky  Fund          81,200*     66,255*     49,195*
Louisiana  Fund        758,170     692,158     655,033
Maryland  Fund       1,166,952   1,033,178     954,307
Missouri  Fund       1,574,188   1,416,882   1,318,581
North Carolina Fund  1,566,067   1,410,760   1,292,366
Texas Fund             770,725     762,188     776,321
Virginia Fund        1,689,780   1,519,947   1,441,960

*For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, management fees, before any advance waiver, totaled $304,904, $260,610 and $223,931, respectively. Under an agreement by Advisers to limit its fees, the Kentucky Fund paid the management fees shown.

MANAGEMENT AGREEMENT. The management agreement is in effect until March 31, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion.

The table below shows the administration fees paid to FT Services for the fiscal years ended February 28, 1998 and 1997. These fees are paid by Advisers. They are not a separate expense of the funds.

                                               ADMINISTRATION FEES PAID
                                                 1998          1997*
--------------------------------------------------------------------
Alabama Fund ...............................$   315,821   $ 121,584
Florida Fund ...............................  1,761,352     691,407
Georgia Fund ...............................    223,366      88,065
Kentucky Fund ..............................     72,518      26,745
Louisiana Fund .............................    188,768      72,596
Maryland Fund ..............................    309,059     116,248
Missouri Fund ..............................    424,634     163,365
North Carolina Fund ........................    422,191     161,088
Texas Fund .................................    193,355      79,386
Virginia Fund ..............................    458,682     174,841

*For the period October 1, 1996 through February 28, 1997.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of each fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the funds' independent auditors. During the fiscal year ended February 28, 1998, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998.

HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

Since most purchases by the funds are principal transactions at net prices, the funds incur little or no brokerage costs. The funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy bonds in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the funds paid no brokerage commissions.

As of February 28, 1998, the funds did not own securities of their regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the funds may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                SALES
SIZE OF PURCHASE - U.S. DOLLARS                CHARGE
-----------------------------------------------------
Under $30,000 ..................                 3%
$30,000 but less than $100,000 .                 2%
$100,000 but less than $400,000                  1%
$400,000 or more ...............                 0%


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


ADDITIONAL INFORMATION ON EXCHANGING SHARES


If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION


If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES


DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. By meeting certain requirements of the Code, each fund has qualified and continues to qualify to pay "exempt-interest dividends" to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from that state's personal income taxes. A state generally does not grant tax-free treatment to interest on state and municipal securities of other states.

At the end of each calendar year, each fund in which you are a shareholder will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your personal tax advisor to determine the application of your state and local laws to these distributions. Corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes. For more information, please see "Appendices - State Tax Treatment."

A fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by the fund ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

From time to time, a fund may buy a tax-exempt bond in the secondary market for a price that is less than the principal amount of the bond. This discount is called market discount if it exceeds a de minimis amount of discount under the Code. For market discount bonds purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount at the time of the sale) is treated as ordinary income rather than capital gain. Any distribution by a fund of market discount income will be taxable as ordinary income to you. A fund may elect in any fiscal year not to distribute to you its taxable ordinary income and to pay a federal income or excise tax on this income at the fund level. In any case, the amount of market discount, if any, is expected to be small.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by a fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than five years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Each fund in which you are a shareholder will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions of taxable income, if any, which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared. You will receive a Form 1099-DIV only for calendar years in which a fund has made a distribution to you of taxable ordinary income or capital gain.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each fund in which you are a shareholder will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, each fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of a fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in a fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because each fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST. The interest on bonds issued to finance essential state and local government operations is generally tax-exempt, and distributions paid from this interest income will generally qualify as an exempt-interest dividend. Interest on certain non-essential or "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still exempt from regular federal income tax, is a preference item for taxpayers in determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position.

Consistent with each fund's investment goals, each fund may acquire such private activity bonds if, in Advisers' opinion, such bonds represent the most attractive investment opportunity then available to the fund. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying shares in the fund.

The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as on activities financed by certain industrial development or private activity bonds. Some of these bonds, including bonds for sports arenas, parking facilities, and pollution control facilities, are generally not tax-exempt because they generally do not pay tax-exempt interest.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. To the extent a fund invests in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK), the fund may have to recognize income and make distributions to you before its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If a fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of each fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.

                                                           AMOUNT RECEIVED
                               TOTAL          AMOUNT        IN CONNECTION
                            COMMISSIONS     RETAINED BY   WITH REDEMPTIONS
                             RECEIVED      DISTRIBUTORS    OR REPURCHASES
1998
Alabama Fund .................  $893,841        $55,956          $3,262
Florida Fund ................. 6,501,473        424,153            7,601
Georgia Fund .................   705,553         42,875            1,464
Kentucky Fund ................   354,892         24,682                0
Louisiana Fund ...............   568,856         37,815            1,321
Maryland Fund ................ 1,009,222         62,026            3,096
Missouri Fund ................ 1,652,316        103,117            3,562
North Carolina Fund .......... 1,557,597         95,185            6,473
Texas Fund ...................   310,914         20,220            1,447
Virginia Fund ................    93,973         93,973            3,561

1997
Alabama Fund ................. $ 714,659       $ 46,026           $  859
Florida Fund ................. 4,989,349        320,319           13,709
Georgia Fund .................   589,639         36,558              688
Kentucky Fund ................   263,208         16,972               --
Louisiana Fund ...............   503,212         30,444            5,331
Maryland Fund ................   925,907         55,499            2,211
Missouri Fund ................ 1,133,635         71,462            2,759
North Carolina Fund .......... 1,199,579         73,060            1,322
Texas Fund ...................   254,884         16,652               16
Virginia Fund ................ 1,202,582         76,437            1,039

1996
Alabama Fund ................. $ 699,785       $ 44,192           $   --
Florida Fund ................. 4,497,258        291,187           23,101
Georgia Fund .................   652,146         40,452               --
Kentucky Fund ................   187,687         12,551               --
Louisiana Fund ...............   339,900         21,165               --
Maryland Fund ................   937,157         59,111              480
Missouri Fund ................   900,767         56,179           11,741
North Carolina Fund .......... 1,283,034         81,834               --
Texas Fund ...................   258,255         16,685               --
Virginia Fund ................   963,532         60,342               --

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

THE RULE 12B-1 PLANS

Each fund and class have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLANS. Under the Class I plan of each fund, the fund may pay up to a maximum of 0.10% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plans, the Board has determined that the annual fees payable under each plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plans, each plan permits the Board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

The Class I plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLANS. Under the Class II plans, each fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plans, each fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

ALL PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers, or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended February 28, 1998, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were as follows:

                                         CLASS I           CLASS II
                             DISTRIBUTORS'  AMOUNT       DISTRIBUTORS'AMOUNT
                               ELIGIBLE     PAID BY        ELIGIBLE   PAID BY
                               EXPENSES      FUND          EXPENSES    FUND
Alabama Fund ...........    $ 203,550  $ 176,892          $ 79,802 $ 46,584
Florida Fund ...........    1,698,650  1,325,976           487,692  243,396
Georgia Fund ...........      187,475    127,617            70,090   37,292
Kentucky Fund ..........       84,821     45,782                --       --
Louisiana Fund .........      138,237    103,194            32,363   23,271
Maryland Fund ..........      224,477    181,420            78,329   47,025
Missouri Fund ..........      327,445    250,051            77,948   42,288
North Carolina Fund ....      294,671     247,183          152,842   87,068
Texas Fund .............      147,511    104,993            16,706    7,455
Virginia Fund ..........      314,184    266,024           101,064   61,033

HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                            AVERAGE ANNUAL TOTAL RETURN
                                   INCEPTION   ONE-     FIVE-   TEN-     FROM
                                     DATE      YEAR     YEAR    YEAR   INCEPTION
Alabama Fund - Class I .......      09/01/87   4.17%    5.53%   7.46%    7.66%
Alabama Fund - Class II ......      05/01/95   6.15     --      --       7.20
Florida Fund - Class I .......      09/01/87   3.80     5.46    7.50     7.84
Florida Fund - Class II ......      05/01/95   5.71     --      --       6.84
Georgia Fund - Class I .......      09/01/87   3.14     5.24    7.35     7.57
Georgia Fund - Class II ......      05/01/95   5.13     --      --       6.48
Kentucky Fund ................      10/12/91   4.74     5.71    --       7.14
Louisiana Fund - Class I .....      09/01/87   3.87     5.08    7.38     7.54
Louisiana Fund - Class II ....      05/01/95   5.99     --      --       7.02
Maryland Fund - Class I ......      10/03/88   3.69     5.46    --       7.21
Maryland Fund - Class II .....      05/01/95   5.59     --      --       7.15
Missouri Fund - Class I ......      09/01/87   4.73     5.76    7.70     7.75
Missouri Fund - Class II .....      05/01/95   6.88     --      --       7.31
North Carolina Fund - Class I       09/01/87   4.17     5.13    7.37     7.63
North Carolina Fund - Class II      05/01/95   6.14     --      --       6.92
Texas Fund - Class I .........      09/01/87   4.32     5.46    7.54     7.81
Texas Fund - Class II ........      05/01/95   6.20     --      --       7.37
Virginia Fund - Class I ......      09/01/87   3.89     5.37    7.45     7.67
Virginia Fund - Class II .....      05/01/95   5.88     --      --       6.89


These figures were calculated according to the SEC formula:

                  n
            P(1+T)  = ERV

where:


P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                                  CUMULATIVE TOTAL RETURN
                                   INCEPTION   ONE-     FIVE-   TEN-     FROM
                                     DATE      YEAR     YEAR    YEAR   INCEPTION
Alabama Fund - Class I .......      09/01/87   4.17%    30.87% 105.38%  117.03%
Alabama Fund - Class II ......      05/01/95   6.15     --     --        21.77
Florida Fund - Class I .......      09/01/87   3.80     30.43  106.02   120.90
Florida Fund - Class II ......      05/01/95   5.71     --     --        20.60
Georgia Fund - Class I .......      09/01/87   3.14     29.07  103.26   115.00
Georgia Fund - Class II ......      05/01/95   5.13     --     --        19.45
Kentucky Fund ................      10/12/91   4.74     31.98  --        55.27
Louisiana Fund - Class I .....      09/01/87   3.87     28.10  103.88   114.36
Louisiana Fund - Class II ....      05/01/95   5.99     --     --        21.19
Maryland Fund - Class I ......      10/03/88   3.69     30.43  --        92.48
Maryland Fund - Class II .....      05/01/95   5.59     --     --        21.60
Missouri Fund - Class I ......      09/01/87   4.73     32.33  110.03   118.81
Missouri Fund - Class II .....      05/01/95   6.88     --     --        22.11
North Carolina Fund - Class I       09/01/87   4.17     28.42  103.69   116.37
North Carolina Fund - Class II      05/01/95   6.14     --     --        20.86
Texas Fund - Class I .........      09/01/87   4.32     30.42  106.85   120.18
Texas Fund - Class II ........      05/01/95   6.20     --     --        22.31
Virginia Fund - Class I ......      09/01/87   3.89     29.91  105.08   117.28
Virginia Fund - Class II .....      05/01/95   5.88     --     --        20.75


YIELD


CURRENT YIELD. Current yield of each class shows the income per share earned by a fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended February 28, 1998, was as follows:

                              YIELD
                        CLASS I CLASS II
Alabama Fund ...........  4.06%  3.64%
Florida Fund ...........  4.10   3.69
Georgia Fund ...........  3.90   3.47
Kentucky Fund ..........  4.44    --
Louisiana Fund .........  4.16   3.73
Maryland Fund ..........  4.10   3.68
Missouri Fund ..........  4.06   3.64
North Carolina Fund ....  4.05   3.63
Texas Fund .............  4.01   3.58
Virginia Fund ..........  4.15   3.73


These figures were obtained using the following SEC formula:

                    6
Yield = 2 [(A-B + 1)  - 1]
            ---
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum Offering Price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD. The fund may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for each class for the 30-day period ended February 28, 1998, was as follows:

                            TAXABLE-
                        EQUIVALENT YIELD
                        CLASS I  CLASS II
Alabama Fund ...........  7.08%   6.34%
Florida Fund ...........  6.79    6.11
Georgia Fund ...........  6.87    6.11
Kentucky Fund ..........  7.82    --
Louisiana Fund .........  7.33    6.57
Maryland Fund ..........  7.33    6.58
Missouri Fund ..........  7.15    6.41
North Carolina Fund ....  7.27    6.52
Texas Fund .............  6.64    5.93
Virginia Fund ..........  7.29    6.55

As of February 28, 1998, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations are based were as follows:


                       COMBINED
                         RATE*
Alabama ................ 42.6%
Florida ................ 39.6
Georgia ................ 43.2
Kentucky ............... 43.2
Louisiana .............. 43.2
Maryland ............... 44.1**
Missouri ............... 43.2
North Carolina ......... 44.3
Texas .................. 39.6
Virginia ............... 43.1


*Based on the maximum combined state and 39.6% federal tax rate.
**Based on the maximum combined federal, state and county tax rate.


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the funds will be updated to reflect these changes. The funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the funds.


CURRENT DISTRIBUTION RATE


Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                             CURRENT
                        DISTRIBUTION RATE
                        CLASS I  CLASS II
Alabama Fund ...........  5.08%    4.67%
Florida Fund ...........  5.03     4.60
Georgia Fund ...........  4.93     4.50
Kentucky Fund ..........  5.02      --
Louisiana Fund .........  5.14     4.73
Maryland Fund ..........  4.84     4.41
Missouri Fund ..........  4.89     4.48
North Carolina Fund ....  4.84     4.42
Texas Fund .............  5.02     4.55
Virginia Fund ..........  4.93     4.52

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the fund. The taxable-equivalent distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                              TAXABLE-
                             EQUIVALENT
                         DISTRIBUTION RATE
                         CLASS I  CLASS II
Alabama Fund ...........  8.85%    8.14%
Florida Fund ...........  8.33     7.62
Georgia Fund ...........  8.68     7.93
Kentucky Fund ..........  8.84    --
Louisiana Fund  ........  9.05     8.33
Maryland Fund ..........  8.66     7.89
Missouri Fund ..........  8.61     7.89
North Carolina Fund ....  8.69     7.94
Texas Fund .............  8.31     7.53
Virginia Fund ..........  8.66     7.94


VOLATILITY


Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.


d) Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

e) Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.


f) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

g) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


h) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


i) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

j) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

m) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

n) Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.


From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the funds may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $232 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $48 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1998, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for
1998). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in a fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the funds are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

According to Strategic Insight, dated February 28, 1998, the Florida Fund is the largest Florida municipal bond fund. The Alabama, Georgia and Missouri Funds are also the largest municipal bond funds in their respective states.

As of April 2, 1998, the principal shareholders of the funds, beneficial or of record, were as follows:

                                        SHARE
NAME AND ADDRESS                       AMOUNT           PERCENTAGE
TEXAS FUND - CLASS II
Family Ltd. Partnership
Alo Family Limited
4512 Teas St.
Bellaire, TX 77401-4223             22,532.108             11.3%

NFSC FEBO OKS-140848
Melinda Rayl Ttee
The Rayl Revoc Trust
U/A 4-20-87
154 Red Oak Lane
Flower Mound, TX 75028              16,750.419              8.4%

First Southwest Company FBO
Ethan W. & Grace C. Dodgen
25063473
1700 Pacific Ave., Suite 500
Dallas, TX 75201-4652               18,943.830              9.5%

Arnold F. Graham
701 Rimrock
Kerrville, TX 78028                 11,460.720              5.7%

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The funds' Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of a fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a fund's assets if you are held personally liable for obligations of a fund. The Declaration of Trust provides that a fund shall, upon request, assume the defense of any claim made against you for any act or obligation of a fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that a fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended February 28, 1998, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended


ADVISERS - Franklin Advisers, Inc., the funds' investment manager


BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I AND CLASS II - Each fund, except the Kentucky Fund, offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Kentucky Fund are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter


FITCH - Fitch Investors Service, Inc.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.


PROSPECTUS - The prospectus for the funds dated July 1, 1998, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


U.S. - United States


WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDICES

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Municipal bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CON.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


FITCH

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD AND D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.


MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S


Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by each fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT


The following information on the state income tax treatment of dividends from the fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.


ALABAMA


Under Section 40-18-14(2)f of the Alabama Code, interest on obligations of the state of Alabama and any of its counties, municipalities or other political subdivisions is exempt from personal income tax. Section 40-18-14(2)d provides similar tax-exempt treatment for interest on obligations of the U.S. government or its possessions including Puerto Rico, Guam and the Virgin Islands. In addition, Regulation Section 810-3-14-.02(4)(b)2 and an administrative ruling of the Alabama Department of Revenue, dated March 1, 1990, both extend the exemption for obligations of the U.S. government or its possessions to distributions from a regulated investment company, such as the Alabama Fund, to the extent that the distributions are paid from interest earned on such exempt obligations. The March 1, 1990, ruling also indicates that the exemption would apply to Alabama municipal obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations or obligations of other states and their political subdivisions. To the extent such investments are made by the fund, distributions from those investments will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the fund are fully includable in each individual shareholder's Alabama taxable income and are currently taxed at ordinary income tax rates.


FLORIDA


Florida does not have a personal income tax but does have an intangible personal property tax for residents. According to Florida Statute Section
199.185 and Technical Assistance Advisement 90(C)2-003, issued by the Florida Department of Revenue on August 8, 1990 (as later revised), shares in regulated investment companies organized as business trusts, such as the Florida Fund, will not be subject to Florida's intangible property tax to the extent that the fund is invested in obligations of the U.S. government, its agencies, instrumentalities and territories (including Puerto Rico, Guam and the Virgin Islands) at the close of business on the last business day of the calendar year. If the fund invests all of the remaining portion of its Net Asset Value in exempt obligations of the state of Florida or its municipalities or political subdivisions on such date, then that remaining portion of the Net Asset Value of the fund (and corresponding value of fund shares) will also be exempt from Florida's intangibles tax.

According to Florida Technical Assistance Advisement 94(c)2-025, if the fund invests, such as for temporary or defensive purposes, any of the remaining portion of its portfolio in any asset that is taxable under Florida's intangible tax law, including investments in indirect federal obligations (GNMAs, FNMAs, etc.) or obligations of any other states, then only the portion of Net Asset Value, if any, that is made up of direct obligations of the U.S. government, or territories and possessions of the U.S. government, may be excluded from the Net Asset Value as being exempt from tax. The remaining Net Asset Value of the fund is then subject to tax.


GEORGIA

Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government is also exempt from the state's individual income tax. Since distributions from the Georgia Fund attributable to interest on obligations of the state of Georgia and its political subdivisions is excluded from federal adjusted gross income, they will likewise be excluded from the Georgia individual income tax.


Under the administrative authority of the Georgia Department of Revenue, the exempt treatment for interest derived from such exempt obligations is also extended to distributions of regulated investment companies, such as the Georgia Fund. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by a fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the fund are fully included in each individual shareholder's Georgia taxable income as dividend income and long-term capital gain, respectively, and are currently taxed at ordinary income tax rates.


Georgia previously imposed an intangibles tax on shares of corporate stock, including stock of mutual funds. The Georgia Department of Revenue announced on March 21, 1996, that the Georgia intangible property tax has been repealed, effective for 1996 intangible property tax returns.

KENTUCKY


Pursuant to Kentucky Revised Statute 141.010(10)(a) and (12)(a), interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions will be exempt from Kentucky's personal income tax. Under Kentucky Income Tax Revenue Policy 42P161 (as revised December 1, 1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, will also be exempt from state income tax. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.


Kentucky previously imposed an intangibles tax applicable to shares of corporate stock, including stock of mutual funds. The intangible property tax has been declared unconstitutional on a retroactive basis with respect to corporate stock on January 30, 1997, by the Kentucky Supreme Court decision in St. Ledger, et al v. Revenue Cabinet.


Any distributions of net short-term and net long-term capital gains earned by the fund are includable in each shareholder's Kentucky adjusted gross income and are taxed at ordinary income tax rates. Kentucky Revenue Circular 40C003 also states that gain from the sale of some U.S. government and Kentucky obligations may be exempt from state income tax, but the availability of the exemption depends upon the specific legislation authorizing the bonds. A specific opinion may be requested from the Kentucky Revenue Cabinet.


LOUISIANA


Under Section 47:293 of Louisiana's individual income tax law, interest earned on obligations of the state of Louisiana or its political subdivisions is exempt from individual and corporate income tax. Under Section 47:293, interest earned on qualifying obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the Virgin Islands) is also exempt from individual and corporate income tax. Under Section 47:293, distributions from a regulated investment company, such as the Louisiana Fund, will also be exempt from individual and corporate income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Louisiana taxable income and are currently taxed at ordinary income tax rates.


MARYLAND


Since distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions are excluded from federal taxable income, they will likewise be exempt from Maryland's personal income tax. Under Section 10-207 of the Tax General Article, interest on exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including Puerto Rico, Guam and the Virgin Islands) is also exempt from Maryland's personal income tax. Under Section 10-207(c-1) and Administrative Release No. 11, this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are paid out of interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of capital gains by the fund derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its political subdivisions may also be tax-exempt to the fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on non-Maryland obligations are includable in each shareholder's Maryland adjusted gross income and are taxed at ordinary income tax rates.


MISSOURI


Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including Puerto Rico, Guam and the Virgin Islands), or the state of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company such as the Missouri Fund may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Missouri taxable income and are currently taxed at ordinary income tax rates.


NORTH CAROLINA


Section 105-134.6(b)(1) of the North Carolina General Statutes provides that interest on obligations of the U.S. government, its possessions, or its territories (including Puerto Rico, Guam and the Virgin Islands) and obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue
Information Release dated October 4, 1990, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax to the extent that the distributions are derived from interest on such exempt obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Distributions of capital gains attributable from the sale of certain North Carolina obligations issued prior to July 1, 1995, may be exempt from taxation for the fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on all other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income and are currently taxed at ordinary income rates.


TEXAS

Texas does not presently impose any income tax on individuals, trusts, or estates.

VIRGINIA


Section 58.1-322 of the Code of Virginia provides that interest on obligations of the state of Virginia, its political subdivisions, and instrumentalities or direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from personal income tax. Under Virginia Regulation Section 630-2-322, distributions from a regulated investment company, such as the Virginia Fund, will also be exempt from personal income tax if the fund invests in such exempt obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Virginia taxable income and are currently taxed at ordinary income tax rates.









FRANKLIN TAX-FREE TRUST


FRANKLIN ARIZONA TAX-FREE INCOME FUND
FRANKLIN COLORADO TAX-FREE INCOME FUND
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
FRANKLIN INDIANA TAX-FREE INCOME FUND
FRANKLIN MICHIGAN TAX-FREE INCOME FUND
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
FRANKLIN OREGON TAX-FREE INCOME FUND
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND
STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS

How Do the Funds Invest Their Assets?..........................
What Are the Risks of Investing in the Funds? .................
Investment Restrictions........................................
Officers and Trustees..........................................
Investment Management and Other Services.......................
How Do the Funds Buy Securities for Their Portfolios?..........
How Do I Buy, Sell and Exchange Shares?........................
How Are Fund Shares Valued?....................................
Additional Information on
 Distributions and Taxes.......................................
The Funds' Underwriter.........................................
How Do the Funds Measure Performance?..........................
Miscellaneous Information......................................
Financial Statements...........................................
Useful Terms and Definitions...................................
Appendices.....................................................
 Description of Ratings........................................
 State Tax Treatment...........................................


-----------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------


The funds are series of the Franklin Tax-Free Trust (the "Trust"), an open-end management investment company. The Prospectus, dated July 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the funds. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


--------------------------------------------------------------------------------
     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o    ARE SUBJECT TO INVESTMENT RISKS,  INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------


HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The investment goal of the FEDERAL INTERMEDIATE FUND is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The investment goal of the HIGH YIELD FUND is to provide investors with a high current yield exempt from federal income taxes. As a secondary goal, the High Yield Fund seeks capital appreciation to the extent possible and consistent with its principal investment goal.

The investment goal of the PUERTO RICO FUND is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing while seeking preservation of shareholders' capital. The Puerto Rico Fund also seeks to provide a maximum level of income that is free from the personal income taxes of a majority of states, although this policy is not a fundamental investment goal of the fund.

The investment goal of EACH STATE FUND is to provide investors with as high a level of income exempt from federal income taxes and from the personal income taxes, if any, for resident shareholders of the fund's state as is consistent with prudent investing, while seeking preservation of shareholders' capital.

These goals are fundamental, which means that they may not be changed without shareholder approval.

The following gives more detailed information about each fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUNDS BUY

Each fund tries to achieve its investment goal by attempting to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the fund's distributions to be free from the state's personal income taxes. If a fund's state requires this, the fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholder's of the fund's state.

As a fundamental policy, the Pennsylvania Fund invests in securities for income earnings rather than trading for profit. The fund does not vary its investments, except to (i) eliminate unsafe investments and investments that are not consistent with the preservation of capital or the tax status of the fund; (ii) honor redemption requests, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from securities in like securities; or (iv) defray normal administrative expenses.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.


GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES. Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS. Each fund may invest in municipal lease obligations, including certificates of participation. The Board reviews a fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by the Manager and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund, except the High Yield Fund, believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest. Keeping in mind that each fund can invest in municipal lease obligations without percentage limits, the funds' holdings in municipal lease obligations were:

AS OF FEBRUARY 28, 1998
-------------------------------
(AS A PERCENTAGE OF NET ASSETS)
Arizona Fund                          3.44%
Colorado Fund                         4.92%
Connecticut Fund                      0.00%
Federal Intermediate Fund             9.43%
High Yield Fund                       5.86%
Indiana Fund                          6.91%
Michigan Fund                         0.00%
New Jersey Fund                       4.89%
Oregon Fund                           2.34%
Pennsylvania Fund                     0.36%
Puerto Rico Fund                      0.00%

CALLABLE BONDS. Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. The Manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for a fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a fund's callable bonds may impact the fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by the Manager, the fund believes it has reduced the risk of an adverse impact on its Net Asset Value from calls of callable bonds. In light of each fund's pricing policies and certain amortization procedures required by the IRS, the funds do not expect to suffer any material adverse impact related to the value at which they have carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

Notwithstanding the call feature, an investment in callable bonds by the Federal Intermediate Fund is subject to its policy of maintaining a dollar-weighted average portfolio maturity of three to 10 years.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Fitch, Moody's or S&P.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES. Each fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.


Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.


An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS. Each fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs.

MORE INFORMATION ABOUT SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When a fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The funds believe that their Net Asset Value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS. Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION. All of the funds, except the Connecticut, Federal Intermediate and Michigan funds, are diversified funds. The Connecticut, Federal Intermediate and Michigan funds are non-diversified. As a fundamental policy, none of the diversified funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each fund, including the Connecticut, Federal Intermediate and Michigan funds, intends to meet certain diversification requirements for tax purposes. These requirements are discussed under "Additional Information on Distributions and Taxes."

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

SECURITIES TRANSACTIONS. The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

The following gives more information about the risks of investing in the funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus.

STATE RISKS. Since each state fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state. The information below is based on the most recent data available to the funds from Fitch, Moody's and S&P, three historically reliable sources, but the funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ARIZONA. A cost of living below the national average and competitive wage rates have attracted people and businesses to Arizona, especially from California. As a result, Arizona's population grew by more than 15% during the first half of the 1990s. Although population growth is expected to remain strong, the rate of growth has slowed since 1996 as a result of California's economic recovery and thus less migration from that state. Employment growth has also been strong, at 5.6% in 1996. Driven recently by gains in the high-tech manufacturing sector, employment growth is expected to remain solid over the near-term. Unemployment was 4.7% in May 1997, slightly less than the national average.

Arizona's economy has continued its shift away from agriculture and mining and towards manufacturing and services. The move away from farming, which generally consumes about 80% of the water used in the state, may increase the water available for municipal uses. As of July 1997, manufacturing accounted for approximately 9.3% of the state's total employment, trade 23%, services 30%, government 13%, construction 6% and finance, insurance and real estate 8%.

Under its constitution, Arizona is not allowed to issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs. A significant portion of the state's debt has been supported by motor fuel taxes and highway user fees.

Recently, Arizona's strong economic growth has enabled the state to replenish its general fund, while at the same time cutting taxes. At the end of fiscal 1996, the general fund had a balance of 12.6% of expenditures, up from 6.9% at the end of fiscal 1995. Due to higher-than-anticipated income tax receipts, the state expects the general fund balance will remain strong through fiscal 1998. In addition, the state's budget stabilization fund held $252 million as of July 1997, which may help provide protection in an economic downturn.

Despite periods of financial stress during the 1980s and early 1990s, the state's financial outlook is generally considered stable.

COLORADO. During the 1980s, Colorado's economy was dependent on its energy sector. As a result, the state suffered a sharp economic downturn when the energy sector declined in the mid-to-late 1980s. Since 1991, growth in the services, trade and government sectors has improved Colorado's economic diversification. Growth in these areas, as well as in construction and high technology sectors, has also helped to offset job losses caused by military base closings and the decline of the state's mining industry. Population and income levels have also grown since 1991, often exceeding national trends, and unemployment levels have been below the national average. As of June 1997, S&P expected this growth to continue, although at a slower rate.

The recent strength of Colorado's economy has helped to improve the state's financial position. Revenue growth has continued to exceed projections, primarily in the area of income tax collections. Since Colorado's constitution prohibits the issuance of general obligation debt, the state's debt burden has been low. The state has relied primarily on pay-as-you-go and lease financing to meet its capital improvement needs.

Colorado's relatively strong economy and improved financial position, together with its relatively low debt ratios, should help its credit quality remain stable.

CONNECTICUT. Connecticut has been slower to recover from the national recession of the early 1990s than most other states. In recent years, however, Connecticut has begun to show some signs of progress.

For the first time in several years, the state's population grew in 1996, although by a modest 0.1%. For the twelve months ended August 1997, non-farm employment grew by 1.8%, led by growth in wholesale and retail trade, services, construction and government. The state's tourism industry has also grown steadily due to the state's growing casino industry. Furthermore, the state has recently been successful in attracting businesses to the state from New York City due to tax incentives and lower office rents. Future growth is expected to come from the areas of business services, media and communications, and biopharmaceuticals. While Connecticut has yet to reach prerecession employment levels, it has remained the richest state in the U.S. with per capita income at 137% of the national average as of October 1997. Recent unemployment rates have also compared favorably to the nation.

As of October 1997, the state expected to end fiscal 1997 with a general fund surplus of $255 million, its sixth consecutive surplus since its $809 million deficit in fiscal 1991. Debt levels have remained high, however, although annual general obligation bond issuance has declined since the early 1990s. The state's high debt levels could affect its future financial flexibility. With projections of slow economic growth through the year 2000 and the implementation of planned tax cuts, Connecticut may face challenges as it attempts to maintain balanced operations.

INDIANA. Indiana's economy has been relatively volatile, with cyclical tax and employment bases. During the early to mid-1980's, the state's economy was heavily dependent on its historically dominant manufacturing sector, particularly the steel and automobile sectors. This dependence on durable manufacturing led to increased economic volatility during the first half of the 1980s. Companies within Indiana's manufacturing sector have been downsizing and restructuring over the past 15 years, which may help reduce Indiana's vulnerability to manufacturing-based recessions. Nonetheless, Indiana's manufacturing sector recently accounted for 23% of the labor force, the second highest percentage among the fifty states.

During the last four years, Indiana's income and employment growth has exceeded most other states in the Great Lakes region. Indiana's important manufacturing sector has also experienced positive growth in recent years, helping to support growth in the trade and service sectors. Its central location, competitive cost of living and business costs, and extensive transportation network have combined to make Indiana a low-cost alternative for various service and back-office operations. Airport expansion projects and the construction of a $1 billion United Airlines maintenance facility have contributed to the emergence of Indiana as a transportation and distribution hub.

The recent strength of Indiana's economy and aggressive spending cuts have resulted in four consecutive years of operating surpluses. As of June 30, 1997, the state's total balances were $1.8 billion, which ranked it among the strongest states nationally. This compared favorably to total balances of $670 million at June 30, 1993.

While the state's economy and financial performance have been strong, the unfunded liability of the State Teachers Retirement Fund has continued to grow. Recently, this liability was as high as $7 billion. Indiana has taken several steps to attempt to control this problem, including (i) enacting a new pension plan that requires funds to be set aside for new teachers as their benefits are accrued, which also shifts primary funding responsibility from the state to the local school districts, and (ii) creating a special pension stabilization fund to pay teachers' pensions when the growth in pension payouts in a year exceeds the state's revenue growth.

MICHIGAN. Michigan's economy has continued to rely on national economic trends, especially the demand for durable goods. Its economic base has been dependent on its manufacturing sector, which recently accounted for 33% of the state's total personal income. While this sector has been strong since the end of the national recession in the early 1990s, the state's reliance on manufacturing has made its economy potentially more volatile than the economies of more diverse states. In recent years, however, the state has made some improvements in the diversity of its economy.

Michigan's finances have also improved since the early 1990s when the state's financial position was weakened by the national recession and imbalances in the budget. Tighter budget controls and the positive effect on revenues of the state's relatively strong economy have allowed the state to replenish reserves, which had been severely depleted during the early 1990s. The state's budget stabilization fund was estimated at more than $1.2 billion at September 30, 1997. Michigan may need the increased stability these reserve levels provide to offset higher school funding requirements, which were estimated at $8.6 billion in fiscal 1997 and represented the largest expense item for the state.

NEW JERSEY. New Jersey's economy has historically been one of the most diverse in the nation. Recent economic growth has been slower than the national average, however, by most measures. The state recently recovered its job losses from the recession of the early 1990s, when the state experienced extensive layoffs in manufacturing and construction leading to the elimination of 6.3% of the state's jobs. Recent growth has been strongest in the service and trade sectors, while manufacturing has continued to decline.

Some of the largest commercial and industrial firms in the U.S. are headquartered in New Jersey, as its lower taxes and other business costs make it an attractive alternative to New York City. While personal income growth has been slower than at the national level, New Jersey has remained one of the wealthiest states, recently ranking second in per capita income to Connecticut.

The state's financial position has benefited from the underlying health of New Jersey's economy, which has resulted in increased corporate business and personal income tax receipts. The state ended fiscal 1997 with a surplus and an undesignated fund balance of $1 billion, although the state anticipates using part of this balance to fund fiscal 1998 operations. While the state's expenditures have been restrained, nonrecurring revenues and budget surpluses have been needed to balance budgets in recent years. Together with the need to fund its 30% reduction in personal income taxes, the state may face future fiscal challenges, especially if its economy does not continue to grow at a relatively healthy rate.

OREGON. In recent years, Oregon's rates of growth in per capita income, population and employment have all exceeded the national average. The state's economy has continued to diversify, with less dependence on the timber industry and more emphasis on services. Recently, the service sector accounted for 26.1% of total non-farm employment and much of the state's employment growth. Pacific Rim trade, hi-tech manufacturing, especially semi-conductors, and housing construction spurred by significant immigration, primarily from California, have also contributed to the state's growth.

Oregon's growth is expected to continue, although at a slower pace. Future growth is likely to be dependent on the continued strength of the national economy, as well as the strength of the state's hi-tech industries. Economic growth may be hampered, however, by an improving economy in California, as well as Oregon's rising labor and housing costs.

The strength of Oregon's economy has helped the state maintain positive financial results. Recently, however, voter initiatives have limited the state's financial flexibility.

In November 1990, voters approved Measure 5, which limited local property taxes and required the state to provide replacement revenues to schools. The replacement requirement was $492 million in the 1991-1993 biennium and rose to $2.7 billion for the fiscal 1995-1997 biennium. Nonetheless, the state has been able to meet this obligation and balance its budget without implementing a large new revenue source, primarily due to rapid growth in revenues resulting from the state's growing economy and strong fiscal oversight.

On May 20, 1997, voters passed ballot measure 50, which replaced ballot measure 47. Ballot measure 50 could negatively impact the revenue-raising flexibility of many municipal entities in Oregon. The state may also be negatively affected as this measure requires the state to indemnify school districts from the impact of property tax cuts.

As of September 1997, the state had estimated that it would end fiscal 1997 with a budget balance of more than $700 million. New capital programs, especially for correction facilities, and the uncertain effects on state and local governments of Measure 50, however, may create future challenges as the state attempts to maintain positive financial performance. The increased use of ballot initiatives, in many cases to reduce taxes and thus limit financial flexibility, may also create greater uncertainty in Oregon's municipal securities market. This increased uncertainty may lead to a demand by investors for higher yields on obligations issued within the state, and thus an increase in borrowing costs for issuers.

PENNSYLVANIA. Pennsylvania's economic base has been diverse, although it has also been highly cyclical. The largest growth areas have been business, health care, and consumer services. Growth in these areas have helped to offset declines in the manufacturing, mining, and federal government sectors. Overall, employment growth has been slower than the national level, at 5.7% since 1989 compared to the national average of 13.3%.

Pennsylvania's governor has recently made economic development a priority. To attract new business, the state has implemented various business tax cuts and has attempted to ease the state's regulatory environment. These steps, together with the state's strong education, health care and transportation systems, could help to provide a positive environment for attracting businesses.

Pennsylvania's financial performance has been historically tied to fluctuations in both national and regional economic trends. For fiscal 1997, improvements in the state's economy and higher-than-expected tax revenues helped strengthen the state's financial position. The state ended fiscal 1997 with an operating surplus of more than $400 million. Relative to the size of the budget, the state's reserves nonetheless have remained relatively small. Due to the cyclical nature of the state's economy and financial performance, the state's small reserves do not provide much security against future economic downturns or other uncertainties that could affect the state. Additionally, the state may need to address some outstanding and potentially costly litigation issues over the next several years, including possible changes in the funding of the state's school system and the state's judicial system.

U.S. TERRITORIES RISKS. Since each fund may invest a portion of its assets in municipal securities issued by U.S. territories, and the Puerto Rico Fund invests mainly in Puerto Rico municipal securities, the ability of U.S. territory issuers to continue to make principal and interest payments may also affect a fund's performance. As with state municipal issuers, the ability to make these payments is dependent on economic, political and other conditions.

Below is a discussion of certain conditions within some of the territories where the fund's may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories. It is based on the most recent data available to the funds from Fitch, Moody's and S&P, and other historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid 1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit has improved and the budget was balanced. It is not yet known, however, whether the goals of the financial plan will be met.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and may also reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996. Currently, however, Congress is considering a bill to raise wages and curtail immigration to the Mariana Islands. If it passes, it could have an adverse affect on the islands' economy.

PUERTO RICO. Overall, both Moody's and S&P recently considered Puerto Rico's outlook stable. The economy has continued to grow and diversify. Much of this growth has come from the construction, trade and service sectors, which have accounted for more than 50% of the employment base. Manufacturing has contributed 41% of the island's gross domestic product and has accounted for 16% of employment. Despite an increasingly skilled workforce, unemployment has remained high at 12-13%.

Over the past three years, Puerto Rico's financial performance has improved. Strong revenue growth and more aggressive tax collection procedures have helped. Fiscal 1997 appeared to be on target, and expectations are that the fiscal 1998 budget will also be balanced.

Puerto Rico's debt levels have been high but manageable at $2,600 per capita or 12% of expenditures. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $5 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Code. This Code section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination.

CREDIT RISK - HIGH YIELD FUND ONLY. Since the High Yield Fund may invest in municipal securities rated below investment grade, an investment in the fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities.

The market value of high yield, lower-quality municipal securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities. Factors adversely affecting the market value of high yield securities may lower the fund's Net Asset Value.

Projects financed by high yield municipal securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying these securities is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, projects financed by lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected revenue forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Lower-quality securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on the market price of a security and on the fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.


INVESTMENT RESTRICTIONS


Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a fund or (ii) 67% or more of the shares of a fund present at a shareholder meeting if more than 50% of the outstanding shares of a fund are represented at the meeting in person or by proxy, whichever is less. Each fund MAY NOT:


 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.


 3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Connecticut and Federal Intermediate funds, each of which will not purchase a security if, as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.


 6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

 9. Invest in companies for the purpose of exercising control or management.


10. For the fund except the Federal Intermediate Fund, purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the fund in any such money market fund do not exceed
(A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. For each fund except the Federal Intermediate Fund, invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

The following restrictions only apply to the Federal Intermediate Fund:

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions which may be granted under the 1940 Act, the Federal Intermediate Fund may invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Advisers or its affiliates.

13. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

14. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES


The Board has the responsibility for the overall management of each fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of each fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of each fund under the 1940 Act are indicated by an asterisk (*).


                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST             DURING THE PAST FIVE YEARS
-----------------------    ----------------------    ---------------------------

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

Edith E. Holiday (46)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director (1993-present) of Amerada Hess Corporation and Hercules Incorporated; Director of Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present); director or trustee of 25 of the investment companies in the Franklin Templeton Group of Funds; formerly, chairman (1995-1997) and trustee (1993-1997) of National Child Research Center, assistant to the President of the United States and Secretary of the Cabinet (1990-1993), general counsel to the United States Treasury Department (1989-1990) and counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors and Lockhead Martin Corporation and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and the Manager. Nonaffiliated members of the Board are currently paid $1,300 per month plus $1,300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                              NUMBER OF
                                        TOTAL FEES           BOARDS IN THE
                       TOTAL FEES    RECEIVED FROM THE     FRANKLIN TEMPLETON
                     RECEIVED FROM  FRANKLIN TEMPLETON     GROUP OF FUNDS ON
NAME                  THE TRUST***     GROUP OF FUNDS**** WHICH EACH SERVES*****
--------------------------------------------------------------------------------
Frank H. Abbott, III    $31,200           $165,937               28
Harris J. Ashton        $29,900           $344,642               50
S. Joseph Fortunato     $29,900           $361,562               52
David W. Garbellano*    $14,300            $91,317               n/a
Edith E. Holiday        $2,600             $72,875               25
Frank W.T. LaHaye       $29,900           $141,433               28
Gordon S. Macklin       $29,900           $337,292               50

*Deceased, September 27, 1997.
**Appointed January 15, 1998.
***For the fiscal year ended February 28, 1998.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the funds: approximately 88,312 shares of the Connecticut Fund - Class I, 101 shares of the High Yield Fund - Class I, and 32,673 shares of the New Jersey Fund - Class I, or less than 1% of the total outstanding shares of each fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


INVESTMENT MANAGEMENT AND OTHER SERVICES


INVESTMENT MANAGER AND SERVICES PROVIDED. Advisers is the investment manager of each fund, except the Connecticut Fund. Investment Advisory is the investment manager of the Connecticut Fund. The Manager provides investment research and portfolio management services, including the selection of securities for each fund to buy, hold or sell and the selection of brokers through whom each fund's portfolio transactions are executed. The Manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of each fund's investment activities. The Manager and its officers, directors and employees are covered by fidelity insurance for the protection of each fund.

The Manager and its affiliates act as investment manager to numerous other investment companies and accounts. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Manager on behalf of each fund. Similarly, with respect to each fund, the Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. The Manager is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each fund pays the Manager a management fee equal to a monthly rate of 5/96 of 1% of the value of its net assets up to and including $100 million; and 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and 9/240 of 1% of the value of its net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

The table below shows the management fees paid by each fund for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.

                                      MANAGEMENT FEES PAID
                              --------------------------------------
                               1998           1997           1996
                              --------------------------------------
Arizona Fund                 $3,799,811  $  3,627,685   $  3,578,992
Colorado Fund                 1,432,605     1,259,548      1,156,138
Connecticut Fund              1,126,660     1,012,114        941,489
Federal Intermediate Fund      628,115*      438,843*       335,817*
High Yield Fund              24,164,691    19,114,157     16,252,138
Indiana Fund                    330,541       311,799        298,107
Michigan Fund.                       0*            0*             --
New Jersey Fund               3,074,915     2,827,318      2,755,151
Oregon Fund                   2,119,137     1,964,313      1,887,234
Pennsylvania Fund             3,414,301     3,181,417      3,029,579
Puerto Rico Fund              1,137,320     1,083,818      1,054,668

*For the fiscal year ended February 28, 1998, and for the period July 1, 1996 through February 28, 1997, management fees, before any advance waiver, totaled $44,302 and $12,802, respectively for the Michigan Fund. For the the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, management fees, before any advance waiver, totaled $718,091, $586,462 and $491,681, respectively for the Federal Intermediate Fund. Under an agreement by Advisers to limit its fees, the Federal Intermediate and Michigan funds paid no management fees shown.

MANAGEMENT AGREEMENTS. The management agreements are in effect until March 31, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to the Manager, or by the Manager on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with the Manager, FT Services provides certain administrative services and facilities for each fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Manager pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion.

The table below shows the administration fees paid to FT Services for the fiscal years ended February 28, 1998 and 1997. The fees are paid by the Manager. They are not a separate expense of the fund.


                              ADMINISTRATION FEES PAID
                              ------------------------
                                1998           1997*
                         -----------------------------------
Arizona Fund                 $1,060,456    $  430,330
Colorado Fund                   383,050       144,807
Connecticut Fund                298,352       114,062
Federal Intermediate Fund       176,069        62,460
High Yield Fund               4,519,848     1,626,344
Indiana Fund                     79,053        31,765
Michigan Fund                    10,328         2,069
New Jersey Fund                 872,308       339,343
Oregon Fund                     587,736       229,705
Pennsylvania Fund               971,653       384,008
Puerto Rico Fund                301,686       120,593

*For the period October 1, 1996 through February 28, 1997

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of each fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the funds' independent auditors. During the fiscal year ended February 28, 1998, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998.

HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

Since most purchases by the funds are principal transactions at net prices, the funds incur little or no brokerage costs. The funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy bonds in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the funds paid no brokerage commissions.

As of February 28, 1998, the funds did not own securities of their regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the funds may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:


                                         SALES
SIZE OF PURCHASE - U.S. DOLLARS         CHARGE
----------------------------------------------
Under $30,000                             3%
$30,000 but less than $100,000            2%
$100,000 but less than $400,000           1%
$400,000 or more                          0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


ADDITIONAL INFORMATION ON EXCHANGING SHARES


If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION


If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?


We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may use a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. By meeting certain requirements of the Code, each fund has qualified and continues to qualify to pay "exempt-interest dividends" to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from that state's personal income taxes. A state generally does not grant tax-free treatment to interest on state and municipal securities of other states.

At the end of each calendar year, each fund in which you are a shareholder will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your personal tax advisor to determine the application of your state and local laws to these distributions. Corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes. For more information, please see "Appendices - State Tax Treatment."

A fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by the fund ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

From time to time, a fund may buy a tax-exempt bond in the secondary market for a price that is less than the principal amount of the bond. This discount is called market discount if it exceeds a de minimis amount of discount under the Code. For market discount bonds purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount at the time of the sale) is treated as ordinary income rather than capital gain. Any distribution by a fund of market discount income will be taxable as ordinary income to you. A fund may elect in any fiscal year not to distribute to you its taxable ordinary income and to pay a federal income or excise tax on this income at the fund level. In any case, the amount of market discount, if any, is expected to be small.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by a fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than five years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Each fund in which you are a shareholder will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions of taxable income, if any, which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared. You will receive a Form 1099-DIV only for calendar years in which a fund has made a distribution to you of taxable ordinary income or capital gain.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each fund in which you are a shareholder will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, each fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of a fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange.
Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in a fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because each fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST. The interest on bonds issued to finance essential state and local government operations is generally tax-exempt, and distributions paid from this interest income will generally qualify as an exempt-interest dividend. Interest on certain non-essential or "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still exempt from regular federal income tax, is a preference item for taxpayers in determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position.

Consistent with each fund's investment goals, each fund may acquire such private activity bonds if, in the Manager's opinion, such bonds represent the most attractive investment opportunity then available to the fund. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying shares in the fund.

The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as on activities financed by certain industrial development or private activity bonds. Some of these bonds, including bonds for sports arenas, parking facilities, and pollution control facilities, are generally not tax-exempt because they generally do not pay tax-exempt interest.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. To the extent a fund invests in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK), the fund may have to recognize income and make distributions to you before its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If a fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of each fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.

                                                AMOUNT          AMOUNT RECEIVED
                            TOTAL              RETAINED          IN CONNECTION
                         COMMISSIONS              BY           WITH REDEMPTIONS
                          RECEIVED           DISTRIBUTORS       OR REPURCHASES
1998
Arizona Fund           $  2,894,958          $   189,181             $5,073
Colorado Fund             1,099,794               68,871              2,658
Connecticut Fund          1,038,873               64,019              2,066
Federal Intermediate Fund   346,839               47,207                  0
High Yield Fund          27,355,789            1,661,281            114,622
Indiana Fund                188,219               12,470                  0
Michigan Fund               112,690                7,243                  0
New Jersey Fund           2,514,214              152,637             10,997
Oregon Fund               1,645,005              106,236              4,656
Pennsylvania Fund         3,017,041              187,577              5,534
Puerto Rico Fund            748,531               49,128              1,587

1997
Arizona Fund           $  2,438,719          $   159,341           $  2,749
Colorado Fund               838,759               52,237              6,126
Connecticut Fund            958,649               60,427                711
Federal Intermediate Fund   301,298               40,297                  0
High Yield Fund          26,688,526            1,654,304             52,856
Indiana Fund                200,618               13,121                  0
Michigan Fund*               43,942                2,585                  0
New Jersey Fund           2,075,332              131,524              4,080
Oregon Fund               1,398,757               89,649              2,950
Pennsylvania Fund         2,594,028              155,077             31,296
Puerto Rico Fund            621,195               39,228              2,964

1996
Arizona Fund           $  2,315,362          $   152,141          $     812
Colorado Fund               932,916               61,815                436
Connecticut Fund            727,487               45,602                298
Federal Intermediate Fund   235,212               33,015              3,334
High Yield Fund          19,134,519            1,206,920             23,071
Indiana Fund                156,127                9,719                  0
New Jersey Fund           2,192,091              134,915              1,903
Oregon Fund               1,246,121               78,977              1,888
Pennsylvania Fund         2,610,881              163,405             13,128
Puerto Rico Fund            757,696               49,098                  0

*For the period July 1, 1996 to February 28, 1997.

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.


THE RULE 12B-1 PLANS


Each fund and class have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

MICHIGAN PLAN. Under its plan, the Michigan Fund may pay up to a maximum of 0.15% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares, although the fund is currently only reimbursing up to 0.10%.

THE CLASS I PLANS. Under the Class I plan of each fund except the Michigan Fund, each fund may pay up to a maximum of 0.10% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plan of each fund except the Federal Intermediate and Michigan Funds, the Board has determined that the annual fees payable under each plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate for each fund except the Federal Intermediate and Michigan Funds will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plans, each plan permits the Board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plans.

The Class I plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLANS. Under the Class II plans, each fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plans, each fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

ALL PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the Manager or Distributors or other parties on behalf of the fund, the Manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or by vote of a majority of the outstanding shares of the class. The Federal Intermediate plan may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended February 28, 1998, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were as follows:

                                 CLASS I                        CLASS II
                                DISTRIBUTORS'                  DISTRIBUTORS'
                                ELIGIBLE      AMOUNT PAID        ELIGIBLE   AMOUNT PAID
                                EXPENSES       BY FUND          EXPENSES     BY FUND
--------------------------------------------------------------------------------------
Arizona Fund                   $   715,371  $   658,644    $     122,986   $  54,771
Colorado Fund                      273,472      218,858           84,497      49,748
Connecticut Fund                   215,957      175,352           71,800      37,477
Federal Intermediate Fund          186,044      114,604                -           -
High Yield Fund                  5,582,178    3,995,368        3,232,956   1,824,447
Indiana Fund                        80,271       45,242                -           -
Michigan Fund                       26,130        6,487                -           -
New Jersey Fund                    603,145      522,659          234,553     127,453
Oregon Fund                        393,877      346,535           85,878      66,864
Pennsylvania Fund                  662,808      590,152          199,460     111,140
Puerto Rico Fund                   191,483      168,508           31,111      15,262


HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                                    AVERAGE ANNUAL TOTAL RETURN
                                             -----------------------------------------
                                 INCEPTION                                         FROM
                                   DATE      ONE-YEAR    FIVE-YEAR   TEN-YEAR    INCEPTION
------------------------------------------------------------------------------------------
Arizona Fund - Class I            09/01/87    3.62%       5.14%        7.29%       7.43%
Arizona Fund - Class II           05/01/95    5.64           -            -        6.71
Colorado Fund - Class I           09/01/87    4.28        5.46         7.68        7.76
Colorado Fund - Class II          05/01/95    6.31           -            -        7.29
Connecticut Fund - Class I        10/03/88    4.06        5.01            -        6.80
Connecticut Fund - Class II       05/01/95    6.03           -            -        6.84
Federal Intermediate Fund         09/23/92    5.62        6.08            -        6.78
High Yield Fund - Class I         03/18/86    5.92        7.00         8.55        8.37
High Yield Fund - Class II        05/01/95    8.09           -            -        8.68
Indiana Fund                      09/01/87    3.94        5.22         7.60        7.79
Michigan Fund                     07/01/96    6.90           -            -        7.83
New Jersey Fund - Class I         05/12/88    3.73        4.96            -        7.61
New Jersey Fund - Class II        05/01/95    5.77           -            -        6.81
Oregon Fund - Class I             09/01/87    3.64        4.90         7.11        7.09
Oregon Fund - Class II            05/01/95    5.57           -            -        6.71
Pennsylvania Fund - Class I       12/01/86    4.29        5.45         7.58        6.91
Pennsylvania Fund - Class II      05/01/95    6.23           -            -        7.02
Puerto Rico Fund - Class I        04/03/85    4.17        5.31         7.28        7.67
Puerto Rico Fund - Class II       05/01/95    5.97           -            -        6.88


These figures were calculated according to the SEC formula:

                                      n
                                P(1+T) = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years

ERV   =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                                 CUMULATIVE TOTAL RETURN
                                             --------------------------------
                               INCEPTION                                         FROM
                                 DATE      ONE-YEAR    FIVE-YEAR   TEN-YEAR    INCEPTION
----------------------------------------------------------------------------------------
Arizona Fund - Class I         09/01/87     3.62%        28.46%     102.16%     112.22%
Arizona Fund - Class II        05/01/95     5.64             -           -       20.18
Colorado Fund - Class I        09/01/87     4.28         30.44      109.61      119.14
Colorado Fund - Class II       05/01/95     6.31             -           -       22.04
Connecticut Fund - Class I     10/03/88     4.06         27.69           -       85.61
Connecticut Fund - Class II    05/01/95     6.03             -           -       20.60
Federal Intermediate Fund      09/23/92     5.62         34.31           -       42.79
High Yield Fund - Class I      03/18/86     5.92         40.24      127.12      161.39
High Yield Fund - Class II     05/01/95     8.09             -           -       26.57
Indiana Fund                   09/01/87     3.94         28.99      108.02      119.77
Michigan Fund                  07/01/96     6.90             -           -       13.35
New Jersey Fund - Class I      05/12/88     3.73         27.41           -      105.23
New Jersey Fund - Class II     05/01/95     5.77             -           -       20.50
Oregon Fund - Class I          09/01/87     3.64         26.99       98.68      105.30
Oregon Fund - Class II         05/01/95     5.57             -           -       20.19
Pennsylvania Fund - Class I    12/01/86     4.29         30.37      107.60      111.91
Pennsylvania Fund - Class II   05/01/95     6.23             -           -       21.18
Puerto Rico Fund - Class I     04/03/85     4.17         29.50      101.97      159.49
Puerto Rico Fund - Class II    05/01/95     5.97             -           -       20.72


YIELD


CURRENT YIELD. Current yield of each class shows the income per share earned by a fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended February 28, 1998, was as follows:

                                         YIELD
                              ---------------------------
                             CLASS I              CLASS II
----------------------------------------------------------
Arizona Fund                 4.02%                  3.61%
Colorado Fund                4.10                   3.69
Connecticut Fund             4.11                   3.72
Federal Intermediate Fund    3.88                      -
High Yield Fund              4.69                   4.29
Indiana Fund                 4.17                      -
Michigan Fund                4.76                      -
New Jersey Fund              4.17                   3.75
Oregon Fund                  4.02                   3.58
Pennsylvania Fund            4.21                   3.79
Puerto Rico Fund             3.92                   3.49


These figures were obtained using the following SEC formula:

                          Yield = 2 [(A-B + 1)6 - 1]
                                      cd

where:

a  =   interest earned during the period

b  =   expenses accrued for the period (net of reimbursements)

c  =   the average daily number of shares outstanding during the period that were entitled to receive dividends

d  =   the maximum Offering Price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD. The fund may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable federal or combined federal and state income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for each class for the 30-day period ended February 28, 1998, was as follows:

                                         TAXABLE-EQUIVALENT YIELD
                                    CLASS I                  CLASS II
--------------------------------------------------------------------------------
Arizona Fund                        7.02%                     6.30%
Colorado Fund                       7.15                      6.43
Connecticut Fund                    7.13                      6.45
Federal Intermediate Fund           6.42                         -
High Yield Fund                     7.76                      7.10
Indiana Fund                        7.22                         -
Michigan Fund                       8.24                         -
New Jersey Fund                     7.37                      6.63
Oregon Fund                         7.31                      6.51
Pennsylvania Fund                   7.17                      6.46
Puerto Rico Fund                    6.49                      5.78


As of February 28, 1998, the federal and combined federal and state income tax rates upon which the taxable-equivalent yield quotations are based were as follows:

                                         COMBINED RATE*
Arizona Fund                                 42.7%
Colorado Fund                                42.6
Connecticut Fund                             42.3
Federal Intermediate Fund                    39.6
High Yield Fund                              39.6
Indiana Fund                                 42.3
Michigan Fund                                42.3
New Jersey Fund                              43.4
Oregon Fund                                  45.0
Pennsylvania Fund                            41.3
Puerto Rico Fund                             39.6


*Based on the maximum combined state and 39.6% federal tax rate.


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the funds will be updated to reflect these changes. The funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the funds.


CURRENT DISTRIBUTION RATE


Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                                            CURRENT
                                        DISTRIBUTION RATE
                                 CLASS I                CLASS II
Arizona Fund                      5.02%                   4.58%
Colorado Fund                     4.93                    4.50
Connecticut Fund                  5.01                    4.61
Federal Intermediate Fund         4.59                       -
High Yield Fund                   5.51                    5.10
Indiana Fund                      5.04                       -
Michigan Fund                     5.00                      -
New Jersey Fund                   5.01                    4.58
Oregon Fund                       5.04                    4.62
Pennsylvania Fund                 5.11                    4.68
Puerto Rico Fund                  4.94                    4.52

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the fund. The taxable-equivalent distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                                       TAXABLE-EQUIVALENT
                                        DISTRIBUTION RATE
                                 CLASS I                CLASS II
Arizona Fund                      8.76%                   8.00%
Colorado Fund                     8.59                    7.84
Connecticut Fund                  8.69                    7.99
Federal Intermediate Fund         7.60                       -
High Yield Fund                   9.12                    8.44
Indiana Fund                      8.73                       -
Michigan Fund                     8.66                       -
New Jersey Fund                   8.86                    8.10
Oregon Fund                       9.17                    8.41
Pennsylvania Fund                 8.70                    7.97
Puerto Rico Fund                  8.18                    7.48


VOLATILITY


Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.


d) Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

e) Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.


f) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY MAGAZINES - provide performance statistics over specified time periods.

g) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


h) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


i) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

j) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

m) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

n) Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.


From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the funds may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $232 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $48 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1998, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1998). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in a fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the funds are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

According to Strategic Insight, dated February 28, 1998, the Arizona and Oregon funds were the largest municipal bond funds in their respective states.

As of April 2, 1998, the principal shareholders of the funds, beneficial or of record, were as follows:

NAME AND ADDRESS                               SHARE AMOUNT          PERCENTAGE
MICHIGAN FUND - CLASS I

Franklin Resources, Inc.
Corporate Treasury
1850 Gateway Dr., 6th Floor
San Mateo, CA 94404-2467                        237,283.538             26.84%

David W. Elliott TTEE
David W. Elliott Rev Tr
1291 Sunniwood Pl.
Rochester, MI 48306-2474                         49,067.713             5.55%

Lawrence A. Henze II
8406 Linda
Warren, MI 48093-4920                            45,372.051             5.13%

PUERTO RICO FUND - CLASS II
Advest Bank TTEE
Sybil Hastings TR
U.W. Patricia Doorly
Dtd 01.02.90
Attn. Trust Division
90 State House Square
Hartford, CT 06103                               18,936.712              5.89%

Pierre Morel
2939 Van Ness St. NW
Washington, DC 20008-4604                        23,433.420              7.29%

Michael Larkin
125 Hemler Crk.
Kalispell, MT 59901                              16,791.727              5.22%

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The funds' Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of a fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that a fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that a fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended February 28, 1998, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended


ADVISERS - Franklin Advisers, Inc., the investment manager of each fund, except the Connecticut Fund


BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I AND CLASS II - Each fund, except the Federal Intermediate, Indiana and Michigan Funds, offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Federal Intermediate, Indiana and Michigan Funds are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter


FITCH - Fitch Investors Service, Inc.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator


INVESTMENT ADVISORY - Franklin Investment Advisory Services, Inc., the Connecticut Fund's investment manager


INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent


MANAGER - Franklin Advisers, Inc. or Franklin Investment Advisory Services, Inc., as applicable.


MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II for all funds except the Federal Intermediate Fund. The maximum front-end sales charge for the Federal Intermediate Fund is 2.25%.

PROSPECTUS - The prospectus for the funds dated July 1, 1998, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


U.S. - United States


WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



APPENDICES

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Municipal bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Municipal bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

FITCH


AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.


AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD AND D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

COMMERCIAL PAPER RATINGS

MOODY'S


Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by each fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.



STATE TAX TREATMENT

The following information on the income tax treatment of dividends from the Fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARIZONA

Section 43-1021(4) of the Arizona Income Tax Code states that interest on obligations of the state of Arizona or its political subdivisions is exempt from personal and corporate income tax. Sections 43-1022(6) and 43-1122(6) provide similar tax-exempt treatment for interest on obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Pursuant to State Income Tax Ruling Number 84-10-5, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Arizona taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

COLORADO

Sections 39-22-104 and 39-22-304 of the Colorado Revised Statutes state that interest on obligations of the state of Colorado or its political subdivisions and direct obligations of the U.S. or its possessions is exempt from personal and corporate income tax. The Colorado Department of Revenue has advised in published guidance that distributions from a regulated investment company, such as the Colorado Fund, will also be exempt from personal and corporate income tax if the Fund invests in such exempt obligations. The Colorado Department of Revenue has confirmed in guidance dated September 1993 that this exclusion also applies to territorial obligations of the U.S. (including Puerto Rico, Guam and the Virgin Islands). Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Colorado taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

CONNECTICUT

Section 12-701(a)(20) of the Connecticut General Statutes states that interest income from obligations issued by or on behalf of the state of Connecticut, its political subdivisions, public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the state of Connecticut and direct obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from state personal income tax. Dividends paid by a regulated investment company, such as the Connecticut Fund, that are derived from such exempt obligations will be exempt from state personal income tax, subject to the limitation below for direct federal obligations. Corporate shareholders are generally subject to Connecticut corporation income taxes on distributions from the Fund.

Section 12-701(a)(20) of the Connecticut General Statutes also states that a fund is qualified to pay exempt dividends derived from exempt U.S. government obligations to its shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of exempt U.S. government obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption.

Any distributions of net short-term and long-term capital gain earned by the Fund are included in each shareholder's Connecticut taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

INDIANA

Corporate taxpayers may be subject to several overlapping Indiana income taxes on income derived from sources within Indiana. Generally, corporations are subject to the higher of the adjusted gross income tax or the gross income tax, plus a supplemental net income tax. Individuals, estates and trusts resident in Indiana are generally subject only to the adjusted gross income tax.

Gross Income Tax: Information Bulletins 19 and 79 issued by the Indiana Department of Revenue provide that the proportionate share of dividends received from a regulated investment company, such as the Indiana Fund, derived from investments in direct obligations of the U.S. or its possessions (including Puerto Rico, Guam and the Virgin Islands), will be exempt from the Indiana Gross Income Tax. An exemption is also provided under Indiana law for exempt interest dividends derived from interest on obligations of the state of Indiana or its political subdivisions.

Adjusted Gross Income Tax: All of the obligations referred to in the foregoing Bulletins are exempt from the Indiana Adjusted Gross Income Tax.

For all taxpayers, dividends paid from interest earned on indirect U.S. Government obligations (GNMAs, FNMAs, etc.) will be taxable on a pro rata basis. The Fund will file all appropriate certification documents with the Indiana Department of Revenue indicating the exempt portion of distributions to shareholders.

Any distributions of net short-term and net long-term capital gain earned by the Fund are included in the shareholder's Indiana taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

MICHIGAN

Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income. This includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including Puerto Rico, Guam and the Virgin Islands).

Revenue Administrative Bulletin 1986-3, states that a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions is permitted to pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions may also be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the Fund will generally be included in each shareholder's Michigan taxable income as dividend income and long-term capital gain, respectively, and taxed at ordinary income tax rates.

Section 205.133 of the Michigan Compiled Laws exempts from the intangible personal property tax obligations of the state of Michigan and its political subdivisions and obligations of the U.S. and its possessions, agencies and instrumentalities. Pursuant to Revenue Administrative Bulletin 1986-3, an owner of a share of a regulated investment company, such as the Michigan Fund, will be considered the owner of a pro-rata share of the assets of such regulated investment company. It further provides that yield (for intangibles tax purposes) is determined with respect to shares of the Michigan Fund by excluding from gross dividends or interest the pro rata share of the interest or dividends received from such exempt obligations held by the Fund. According to Michigan tax return instructions, capital gains from a regulated investment company that are reinvested in additional shares of the Fund are exempt from intangibles taxes, whereas capital gains distributed in cash are taxable. In 1995, legislation was passed repealing this intangible personal property tax effective January 1, 1998.

NEW JERSEY

Section 54A:6-14.1 of the New Jersey Statutes provides that distributions paid by qualified investment funds, such as the New Jersey Fund, are not included in gross income for purposes of the New Jersey gross income tax to the extent the distributions are attributable to interest or gain from obligations issued by or on behalf of the state of New Jersey or its political subdivisions, or obligations free from state or local taxation by any act of the state of New Jersey or laws of the U.S. (including obligations of the District of Columbia, Puerto Rico, Guam and the Virgin Islands). The 80 percent investment threshold requirement in exempt obligations has been recently ruled invalid in the New Jersey tax court case, COLONIAL TRUST III AND INVESTMENT COMPANY INSTITUTE V. DIRECTOR, DIVISION OF TAXATION, which was decided on February 21, 1997. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gain earned by the Fund from taxable obligations are included in each shareholder's New Jersey taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

OREGON

Section 316.683 of the Oregon Revised Statutes and Oregon Administrative Rule 150-316.680(B) provide that the state exempt-interest dividends received by residents of the state paid by a regulated investment company, such as the Oregon Fund, are exempt from Oregon personal income tax. State exempt-interest dividends are dividends from interest earned on exempt obligations of the U.S., its territories (including Puerto Rico, Guam and the Virgin Islands), and possessions of any U.S. authority, commission, or instrumentality, or on state and local obligations of Oregon. Corporate shareholders are generally subject to the Oregon corporation income tax on distributions from the Fund. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Oregon taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

PENNSYLVANIA

Section 303 of the Tax Reform Code of Pennsylvania states that interest income derived from obligations that are statutorily free from state or local taxation under the laws of the Commonwealth of Pennsylvania or under the laws of the U.S. is exempt from state personal income tax. Such exempt obligations include obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other state agency, any political subdivision of the state or its public authority, and certain obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Section 301 of the Code of Pennsylvania states that interest derived by an investment trust, such as the Pennsylvania Fund, from such exempt obligations is not subject to state, personal or corporate net income tax. Fund distributions and the value of Fund shares, however, are generally included in the tax base in determining the corporation capital stock or foreign franchise tax. Distributions paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis. Distributions paid by the Fund are also generally exempt from the Philadelphia School District Investment Income Tax.

Any distributions of net short-term and long-term capital gain earned by the Fund are included in each shareholder's Pennsylvania taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

Shareholders of the Fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the Fund consists of such exempt obligations on the annual assessment date of January 1. Information regarding the portion of the value of the shares, if any, which is subject to the Pennsylvania personal property tax will be provided to shareholders of the Fund.

PUERTO RICO

For U.S. citizens and residents, exempt-interest dividends received from the Puerto Rico Fund are generally exempt from U.S. federal and state personal income taxation in all states that impose an income tax, pursuant to section 103 of the Code and 31 U.S.C. section 3124. For Puerto Rico taxpayers, exempt-interest dividends, to the extent derived from Puerto Rico, Guam and Virgin Island obligations, will generally be exempt from Puerto Rico taxation pursuant to a ruling received by the Fund dated May 24, 1996.








                             FRANKLIN TAX-FREE TRUST
                               FILE NOS. 02-94222
                                   & 811-4149

                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

     a)   Financial Statements

     Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders for fiscal year ended February 28, 1998 as filed electronically with the Securities and Exchange Commission on Form Type N-30D on April 24, 1998.

     (i)  Financial Highlights

     (ii) Statement of Investments - February 28, 1998

     (iii)Statements of Assets and Liabilities - February 28, 1998

     (iv) Statements of Operations - for the year ended February 28, 1998

     (v) Statements of Changes in Net Assets - for the years ended February 28, 1998 and 1997

     (vi) Notes to Financial Statements

     (vii)Independent Auditors' Report

     b)   Exhibits:

     The following exhibits are incorporated by reference as noted, except Exhibits 8(iii), 8(iv), 9(iii), 9(iv), 9(v), 10(i), 11(i), 17(i), 17(ii),
     18(i), and 27 (1 through 50) which are attached.

     (1)  copies of the charter as now in effect;

          (i)   Restated Agreement and Declaration of Trust dated October
                26, 1984
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (ii) Certificate of Amendment of Agreement and Declaration of Trust dated July 16, 1991
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iii) Certificate of Amendment of Agreement and Declaration of Trust dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iv) Certificate of Amendment of Agreement and Declaration of Trust dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (v) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

     (2)  copies of the existing By-Laws or instruments corresponding thereto;

          (i)   By-Laws
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (ii)  Certificate of Amendment of By-Laws dated December 8, 1987
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iii) Amendment to By-Laws dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iv)  Certificate of Amendment of By-Laws dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (v)   Amendment to By-Laws dated January 18, 1994
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

     (3) copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

          Not Applicable

     (4) copies of all instruments defining the rights of the holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

          Not Applicable

     (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

          (i) Management Agreement between Registrant and Franklin Investment Advisory Services, Inc. on behalf of Franklin Connecticut Tax-Free Income Fund dated October 1, 1996
                Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 27, 1997

          (ii) Management Agreement between Registrant and Franklin Advisers, Inc. dated December 1, 1986
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iii) Amendment to Management Agreement between Registrant and Franklin Advisers, Inc. dated August 1, 1995
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

     (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

          (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 29, 1995
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

          (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and securities dealers
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

     (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

          Not Applicable

     (8)  copies of all custodian  agreements  and  depository  contracts  under
          Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

          (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

          (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

          (iii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

          (iv) Amendment dated October 15, 1997 to Exhibit A in the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

     (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

          (i) Agreement between Registrant and Financial Guaranty Insurance Company dated March 8, 1985
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (ii) Amendment to Agreement between Registrant and Financial Guaranty Insurance Company dated November 24, 1992
                Registrant: Franklin New York Tax-Free Trust
                Filing: Post-Effective Amendment No. 12
                to Registration Statement on Form N-1A
                File No. 33-7785
                Filing Date: April 25, 1995

          (iii) Mutual Fund Agreement between Registrant and Financial Guaranty Insurance Company dated April 30, 1993

          (iv) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated March 11, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services Inc.

          (v) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated July 1, 1997 between Franklin Investment Advisory Services, Inc. and Franklin Templeton Services, Inc.

     (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

          (i)   Opinion and Consent of Counsel dated April 17, 1998

     (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act:

          (i)   Consent of Independent Auditors dated April 27, 1998

     (12) all financial statements omitted from Item 23:

          Not Applicable

     (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling:

          (i)   Letter of Understanding dated September 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (ii)  Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

     (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any in structions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

          Not Applicable

     (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

          (i) Class I shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following fund:
                Dated June 1, 1996
                Franklin Michigan Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 27, 1997

          (ii) Class I shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following funds:
                Dated July 1, 1993
                Franklin Arizona Insured Tax-Free Income Fund
                Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Insured Tax-Free Income Fund
                Dated May 1, 1994
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Indiana Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Kentucky Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Puerto Rico Tax-Free Income Fund
                Franklin Texas Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iii) Class II shares Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:
                Dated March 30, 1995:
                Franklin Alabama Tax-Free Income Fund - Class II
                Franklin Arizona Tax-Free Income Fund - Class II
                Franklin Colorado Tax-Free Income Fund - Class II
                Franklin Connecticut Tax-Free Income Fund - Class II
                Franklin Florida Tax-Free Income Fund - Class II
                Franklin Georgia Tax-Free Income Fund - Class II
                Franklin High Yield Tax-Free Income Fund - Class II
                Franklin Insured Tax-Free Income Fund - Class II
                Franklin Louisiana Tax-Free Income Fund - Class II
                Franklin Maryland Tax-Free Income Fund- Class II
                Franklin Massachusetts Insured Tax-Free Income Fund - Class II Franklin Michigan Insured Tax-Free Income Fund - Class II Franklin Minnesota Insured Tax-Free Income Fund - Class II Franklin Missouri Tax-Free Income Fund - Class II
                Franklin New Jersey Tax-Free Income Fund - Class II
                Franklin North Carolina Tax-Free Income Fund - Class II Franklin Ohio Insured Tax-Free Income Fund - Class II
                Franklin Oregon Tax-Free Income Fund - Class II
                Franklin Pennsylvania Tax-Free Income Fund - Class II
                Franklin Puerto Rico Tax-Free Income Fund - Class II
                Franklin Texas Tax-Free Income Fund - Class II
                Franklin Virginia Tax-Free Income Fund - Class II
                Filing: Post-Effective Amendment No. 22 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

     (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited)

          (i)   Schedule for computation of performance quotation
                Registrant: Franklin New York Tax-Free Trust
                Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 33-7785
                Filing Date: April 25, 1995

     (17) Power of Attorney

          (i)   Power of Attorney dated March 19, 1998

          (ii)  Certificate of Secretary dated March 19, 1998

     (18) copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

          (i)   Multiple Class Plan dated October 19, 1995

     (27) Financial Data Schedules

          1. Financial Data Schedule for Franklin Insured Tax-Free Income Fund - Class I

          2. Financial Data Schedule for Franklin Insured Tax-Free Income Fund - Class II

          3. Financial Data Schedule for Franklin Massachusetts Insured Tax-Free Income Fund - Class I

          4. Financial Data Schedule for Franklin Massachusetts Insured Tax-Free Income Fund - Class II

          5. Financial Data Schedule for Franklin Michigan Insured Tax-Free Income Fund - Class I

          6. Financial Data Schedule for Franklin Michigan Insured Tax-Free Income Fund - Class II

          7. Financial Data Schedule for Franklin Minnesota Insured Tax-Free Income Fund - Class I

          8. Financial Data Schedule for Franklin Minnesota Insured Tax-Free Income Fund - Class II

          9. Financial Data Schedule for Franklin Ohio Insured Tax-Free Income Fund - Class I

          10. Financial Data Schedule for Franklin Ohio Insured Tax-Free Income Fund - Class II

          11. Financial Data Schedule for Franklin Puerto Rico Tax-Free Income Fund - Class I

          12. Financial Data Schedule for Franklin Puerto Rico Tax-Free Income Fund - Class II

          13. Financial Data Schedule for Franklin High Yield Tax-Free Income Fund - Class I

          14. Financial Data Schedule for Franklin High Yield Tax-Free Income Fund - Class II

          15. Financial Data Schedule for Franklin Pennsylvania Tax-Free Income Fund - Class I

          16. Financial Data Schedule for Franklin Pennsylvania Tax-Free Income Fund - Class II

          17. Financial Data Schedule for Franklin Colorado Tax-Free Income Fund - Class I

          18. Financial Data Schedule for Franklin Colorado Tax-Free Income Fund - Class II

          19.   Financial Data Schedule for Franklin Michigan Tax-Free
                Income Fund

          20. Financial Data Schedule for Franklin Georgia Tax-Free Income Fund - Class I

          21. Financial Data Schedule for Franklin Georgia Tax-Free Income Fund - Class II

          22. Financial Data Schedule for Franklin Missouri Tax-Free Income Fund - Class I

          23. Financial Data Schedule for Franklin Missouri Tax-Free Income Fund - Class II

          24. Financial Data Schedule for Franklin Oregon Tax-Free Income Fund - Class I

          25. Financial Data Schedule for Franklin Oregon Tax-Free Income Fund - Class II

          26. Financial Data Schedule for Franklin Texas Tax-Free Income Fund - Class I

          27. Financial Data Schedule for Franklin Texas Tax-Free Income Fund - Class II

          28. Financial Data Schedule for Franklin Virginia Tax-Free Income Fund - Class I

          29. Financial Data Schedule for Franklin Virginia Tax-Free Income Fund - Class II

          30. Financial Data Schedule for Franklin Alabama Tax-Free Income Fund - Class I

          31. Financial Data Schedule for Franklin Alabama Tax-Free Income Fund - Class II

          32. Financial Data Schedule for Franklin Florida Tax-Free Income Fund - Class I

          33. Financial Data Schedule for Franklin Florida Tax-Free Income Fund - Class II

          34. Financial Data Schedule for Franklin Indiana Tax-Free Income Fund - Class I

          35. Financial Data Schedule for Franklin Louisiana Tax-Free Income Fund - Class I

          36. Financial Data Schedule for Franklin Louisiana Tax-Free Income Fund - Class II

          37. Financial Data Schedule for Franklin North Carolina Tax-Free Income Fund - Class I

          38. Financial Data Schedule for Franklin North Carolina Tax-Free Income Fund - Class II

          39. Financial Data Schedule for Franklin Arizona Tax-Free Income Fund - Class I

          40. Financial Data Schedule for Franklin Arizona Tax-Free Income Fund - Class II

          41. Financial Data Schedule for Franklin New Jersey Tax-Free Income Fund - Class I

          42. Financial Data Schedule for Franklin New Jersey Tax-Free Income Fund - Class II

          43. Financial Data Schedule for Franklin Connecticut Tax-Free Income Fund - Class I

          44. Financial Data Schedule for Franklin Connecticut Tax-Free Income Fund - Class II

          45. Financial Data Schedule for Franklin Maryland Tax-Free Income Fund - Class I

          46. Financial Data Schedule for Franklin Maryland Tax-Free Income Fund - Class II

          47.   Financial Data Schedule for Franklin Kentucky Tax-Free
                Income Fund

          48. Financial Data Schedule for Franklin Federal Intermediate Term Tax-Free Income Fund

          49. Financial Data Schedule for Franklin Arizona Insured Tax-Free Income Fund

          50. Financial Data Schedule for Franklin Florida Insured Tax-Free Income Fund

ITEM 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None

ITEM 26   NUMBER OF HOLDERS OF SECURITIES

As of February 28, 1998 the number of record holders of each series of securities of the Registrant were as follows:

                                        Number of              Number of
                                        Record Holders         Record Holders
Title of Class                          Class I                Class II
Shares of Beneficial Interest

Alabama Fund                              3,672                   244
Arizona Insured Fund                        885                   N/A
Arizona Fund                             13,391                   438
Colorado Fund                             5,665                   347
Connecticut Fund                          4,537                   258
Federal Intermediate Fund                 2,843                   N/A
Florida Insured Fund                      1,582                   N/A
Florida Fund                             23,843                 1,183
Georgia Fund                              3,517                   310
High Yield Fund                         106,949                11,642
Indiana Fund                              1,718                   N/A
Insured Fund                             32,246                 1,070
Kentucky Fund                             1,120                   N/A
Louisiana Fund                            2,495                   129
Maryland Fund                             5,204                   378
Massachusetts Insured Fund                6,627                   364
Michigan Insured Fund                    26,929                 1,092
Michigan Fund                               274                   N/A
Minnesota Insured Fund                   11,774                   340
Missouri Fund                             7,610                   346
New Jersey Fund                          15,245                   946
North Carolina Fund                       6,232                   608
Ohio Insured Fund                        17,046                   792
Oregon Fund                               8,942                   524
Pennsylvania Fund                        18,194                   939
Puerto Rico Fund                          6,090                   157
Texas Fund                                2,680                    98
Virginia Fund                             7,145                   407

ITEM 27   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and trustees of the Registrant's managers also serve as officers and/or trustees for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Managers, Franklin Advisers, Inc. (SEC File 801-26292) and Franklin Investment Advisory Services, Inc. (SEC File 801-52152), incorporated herein by reference, which sets forth the officers and trustees of the investment managers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and trustees during the past two years.

ITEM 29   PRINCIPAL UNDERWRITERS

a)  Franklin/Templeton   Distributors,   Inc.,  ("Distributors")  also  acts  as
principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

The accounts,  books or other documents  required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investors Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 31   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

(a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

(b) The Registrant hereby undertakes to comply with the information requirements in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of April, 1998.

                                          FRANKLIN TAX-FREE TRUST

                                          By:   RUPERT H. JOHNSON, JR.*
                                                Rupert H. Johnson, Jr.
                                                President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*                    Trustee and Principal
Rupert H. Johnson, Jr.                     Executive Officer
                                           Dated:  April 29, 1998

MARTIN L. FLANAGAN*                        Principal Financial Officer
Martin L. Flanagan                         Dated:  April 29, 1998

DIOMEDES LOO-TAM*                          Principal Accounting Officer
Diomedes Loo-Tam                           Dated:  April 29, 1998

FRANK H. ABBOTT, III*                      Trustee
Frank H. Abbott, III                       Dated:  April 29, 1998

HARRIS J. ASHTON*                          Trustee
Harris J. Ashton                           Dated:  April 29, 1998

S. JOSEPH FORTUNATO*                       Trustee
S. Joseph Fortunato                        Dated:  April 29, 1998

EDITH E. HOLIDAY*                          Trustee
Edith E. Holiday                           Dated:  April 29, 1998

CHARLES B. JOHNSON*                        Trustee
Charles B. Johnson                         Dated:  April 29, 1998

FRANK W. T. LAHAYE*                        Trustee
Frank W. T. LaHaye                         Dated:  April 29, 1998

GORDON S. MACKLIN*                         Trustee
Gordon S. Macklin                          Dated:  April 29, 1998


*By /s/ Larry L. Greene, Attorney-in-Fact
(Pursuant to Power of Attorney filed herewith)



                             FRANKLIN TAX-FREE TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                                     LOCATION

EX-99.B1(i)           Restated Agreement and Declaration of           *
                      Trust dated October 26, 1984

EX-99.B1(ii)          Certificate of Amendment of Agreement           *
                      and Declaration of Trust dated July 16,
                      1991

EX-99.B1(iii)         Certificate of Amendment of Agreement           *
                      and Declaration of Trust dated April 21,
                      1992

EX-99.B1(iv)          Certificate of Amendment of Agreement           *
                      and Declaration of Trust dated December
                      14, 1993

EX-99.B1(v)           Certificate of Amendment of Agreement           *
                      and Declaration of Trust dated March 21,
                      1995

EX-99.B2(i)           By-Laws                                         *

EX-99.B2(ii)          Certificate of Amendment of By-Laws             *
                      dated December 8,1987

EX-99.B2(iii)         Amendment to By-Laws dated April 21, 1992       *

EX.99.B2(iv)          Certificate of Amendment of By-Laws             *
                      dated December 14, 1993

EX-99.B2(v)           Certificate of Secretary dated February         *
                      28, 1994

EX-99.B5(i)           Management Agreement between Registrant         *
                      and Franklin Investment Advisory
                      Services, Inc. on behalf of Franklin
                      Connecticut Tax-Free Income Fund dated
                      October 1, 1996

EX-99.B5(ii)          Management Agreement between Registrant         *
                      and Franklin Advisers, Inc. dated
                      December 1, 1986

EX-99.B5(iii)         Amendment to Management Agreement               *
                      between Registrant and Franklin
                      Advisers, Inc. dated August 1, 1995

EX-99.B6(i)           Amended and Restated Distribution               *
                      Agreement between Registrant and
                      Franklin/Templeton Distributors, Inc.
                      dated March 29, 1995

EX-99.B6(ii)          Forms of Dealer Agreements between              *
                      Franklin/Templeton Distributors, Inc.
                      and securities dealers

EX-99.B8(i)           Master Custody Agreement between                *
                      Registrant and Bank of New York dated
                      February 16, 1996

EX-99.B8(ii)          Terminal Link Agreement between                 *
                      Registrant and Bank of New York dated
                      February 16, 1996

EX-99.B8(iii)         Amendment dated May 7, 1997 to Master           Attached
                      Custody Agreement between Registrant and
                      Bank of New York dated February 16, 1996

EX-99.B8(iv)          Amendment dated October 15, 1997 to             Attached
                      Exhibit A in the Master Custody
                      Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.B9(i)           Agreement between Registrant and                *
                      Financial Guaranty Insurance Company
                      dated March 8, 1985

EX-99.B9(ii)          Amendment to Agreement between                  *
                      Registrant and Financial Guaranty
                      Insurance Company dated November 24, 1992

EX-99.B9(iii)         Mutual Fund Agreement between Registrant        Attached
                      and Financial Guaranty Insurance Company dated April 30, 1993

EX-99.B9(iv)          Subcontract for Fund Administrative             Attached
                      Services dated October 1, 1996 and
                      Amendment thereto dated March 11, 1998
                      between Franklin Advisers, Inc. and
                      Franklin Templeton Services Inc.

EX-99.B9(v)           Subcontract for Fund Administrative             Attached
                      Services dated October 1, 1996 and
                      Amendment thereto dated July 1, 1997
                      between Franklin Investment Advisory
                      Services, Inc. and Franklin Templeton
                      Services, Inc.

EX-99.B10(i)          Opinion and Consent of Counsel dated            Attached
                      April 17, 1998

EX-99.B11(i)          Consent of Independent Auditors dated           Attached
                      April 27, 1998

EX-99.B13(i)          Letter of Understanding dated                   *
                      September 21, 1992

EX-99.B13(ii)         Letter of Understanding dated April 12,         *
                      1994

EX-99.B15(i)          Class I Shares Distribution Plan                *
                      pursuant to Rule 12b-1 on behalf of
                      Franklin Michigan Tax-Free Income Fund
                      dated June 1, 1996

EX-99.B15(ii)         Class I Shares Distribution Plans               *
                      pursuant to Rule 12b-1 dated July 1,
                      1993 and May 1, 1994

EX-99.B15(iii)        Class II Shares Distribution Plan               *
                      pursuant to Rule 12b-1 dated  March 30,
                      1995

EX-99.B16(i)          Schedule for computation of performance         *
                      quotation

EX-99.B17(i)          Power of Attorney dated March 19, 1998          Attached

EX-99.B17(ii)         Certificate of Secretary dated March 19,        Attached
                      1998

EX-99.B18(i)          Multiple Class Plan dated October 19,           Attached
                      1995

EX-27.B-1             Financial Data Schedule for Franklin            Attached
                      Insured Tax-Free
                      Income Fund Class I

EX-27.B-2             Financial Data Schedule for Franklin            Attached
                      Insured Tax-Free
                      Income Fund Class II

EX-27.B-3             Financial Data Schedule for                     Attached
                      Massachusetts Insured Tax-Free Income
                      Fund Class I

EX-27.B-4             Financial Data Schedule for                     Attached
                      Massachusetts Insured Tax-Free Income
                      Fund Class II

EX-27.B-5             Financial Data Schedule for Franklin            Attached
                      Michigan Insured Tax-Free Income Fund
                      Class I

EX-27.B-6             Financial Data Schedule for Franklin            Attached
                      Michigan Insured Tax-Free Income
                      Fund Class II

EX-27.B-7             Financial Data Schedule for Franklin            Attached
                      Minnesota Insured Tax-Free Income
                      Fund Class I

EX-27.B-8             Financial Data Schedule for Franklin            Attached
                      Minnesota Insured Tax-Free Income
                      Fund Class II

EX-27.B-9             Financial Data Schedule for Franklin            Attached
                      Ohio Insured Tax-Free Income Fund
                      Class I

EX-27.B-10            Financial Data Schedule for Franklin            Attached
                      Ohio Insured Tax-Free Income Fund
                      Class II

EX-27.B-11            Financial Data Schedule for Franklin            Attached
                      Puerto Rico Tax-Free Income Fund
                      Class I

EX-27.B-12            Financial Data Schedule for Franklin            Attached
                      Puerto Rico Tax-Free Income Fund
                      Class II

EX-27.B-13            Financial Data Schedule for Franklin            Attached
                      High-Yield Income Fund Class I

EX-27.B-14            Financial Data Schedule for Franklin            Attached
                      High-Yield Tax-Free Income Fund
                      Class II

EX-27.B-15            Financial Data Schedule for Franklin            Attached
                      Pennsylvania Tax-Free Income Fund
                      Class I

EX-27.B-16            Financial Data Schedule for Franklin            Attached
                      Pennsylvania Tax-Free Income Fund
                      Class II

EX-27.B-17            Financial Data Schedule for Franklin            Attached
                      Colorado Tax-Free Income Fund Class I

EX-27.B-18            Financial Data Schedule for Franklin            Attached
                      Colorado Tax-Free Income Fund Class II

EX-27.B-19            Financial Data Schedule for Franklin            Attached
                      Michigan Tax-Free Income Fund

EX-27.B-20            Financial Data Schedule for Franklin            Attached
                      Georgia Tax-Free Income Fund Class I

EX-27.B-21            Financial Data Schedule for Franklin            Attached
                      Georgia Tax-Free Income Fund Class II

EX-27.B-22            Financial Data Schedule for Franklin            Attached
                      Missouri Tax-Free Income Fund Class I

EX-27.B-23            Financial Data Schedule for Franklin            Attached
                      Missouri Tax-Free Income Fund Class II

EX-27.B-24            Financial Data Schedule for Franklin            Attached
                      Oregon Tax-Free Income Fund Class I

EX-27.B-25            Financial Data Schedule for Franklin            Attached
                      Oregon Tax-Free Income Fund Class II

EX-27.B-26            Financial Data Schedule for Franklin            Attached
                      Texas Tax-Free Income Fund Class I

EX-27.B-27            Financial Data Schedule for Franklin            Attached
                      Texas Tax-Free Income Fund Class II

EX-27.B-28            Financial Data Schedule for Franklin            Attached
                      Virginia Tax-Free Income Fund Class I

EX-27.B-29            Financial Data Schedule for Franklin            Attached
                      Virginia Tax-Free Income Fund Class II

EX-27.B-30            Financial Data Schedule for Franklin            Attached
                      Alabama Tax-Free Income Fund Class I

EX-27.B-31            Financial Data Schedule for Franklin            Attached
                      Alabama Tax-Free Income Fund Class II

EX-27.B-32            Financial Data Schedule for Franklin            Attached
                      Florida Tax-Free Income Fund Class I

EX-27.B-33            Financial Data Schedule for Franklin            Attached
                      Florida Tax-Free Income Fund Class II

EX-27.B-34            Financial Data Schedule for Franklin            Attached
                      Indiana Tax-Free Income Fund Class I

EX-27.B-35            Financial Data Schedule for Franklin            Attached
                      Louisiana Tax-Free Income Fund Class I

EX-27.B-36            Financial Data Schedule for Franklin            Attached
                      Louisiana Tax-Free Income Fund Class II

EX-27.B-37            Financial Data Schedule for Franklin            Attached
                      North Carolina Tax-Free Income Fund
                      Class I

EX-27.B-38            Financial Data Schedule for Franklin            Attached
                      North Carolina Tax-Free Income Fund
                      Class II

EX-27.B-39            Financial Data Schedule for Franklin            Attached
                      Arizona Tax-Free Income Fund Class I

EX-27.B-40            Financial Data Schedule for Franklin            Attached
                      Arizona Tax-Free Income Fund Class II

EX-27.B-41            Financial Data Schedule for Franklin New        Attached
                      Jersey Tax-Free Income Fund Class I

EX-27.B-42            Financial Data Schedule for Franklin New        Attached
                      Jersey Tax-Free Income Fund Class II

EX-27.B-43            Financial Data Schedule for Franklin            Attached
                      Connecticut Tax-Free Income Fund
                      Class I

EX-27.B-44            Financial Data Schedule for Franklin            Attached
                      Connecticut Tax-Free Income Fund
                      Class II

EX-27.B-45            Financial Data Schedule for Franklin            Attached
                      Maryland Tax-Free Income Fund Class I

EX-27.B-46            Financial Data Schedule for Franklin            Attached
                      Maryland Tax-Free Income Fund Class II

EX-27.B-47            Financial Data Schedule for Franklin            Attached
                      Kentucky Tax-Free Income Fund

EX-27.B-48            Financial Data Schedule for Franklin            Attached
                      Federal Intermediate-Term Tax-Free
                      Income Fund

EX-27.B-49            Financial Data Schedule for Franklin            Attached
                      Arizona Insured Tax-Fee Income Fund

EX-27.B-50            Financial Data Schedule for Franklin            Attached
                      Florida Insured Tax-Fee Income Fund



*Incorporated by Reference